UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07185

Morgan Stanley Select Dimensions Investment Series
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Ronald E. Robison 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-6990

Date of fiscal year end:	December 31, 2007

Date of reporting period:	December 31, 2007

Item 1 - Report to Shareholders

MORGAN STANLEY
SELECT DIMENSIONS INVESTMENT SERIES

Annual Report

DECEMBER 31, 2007

Morgan Stanley Select Dimensions Investment Series

Table of Contents

Letter to the Shareholders	1

Expense Example	22

Portfolio of Investments:

Money Market	27

Flexible Income	30

Balanced	50

Utilities	65

Dividend Growth	67

Equally-Weighted S&P 500	71

Growth	84

Focus Growth	88

Capital Opportunities	91

Global Equity	94

Developing Growth	98

Financial Statements:

Statements of Assets and Liabilities	102

Statements of Operations	104

Statements of Changes in Net Assets	106

Notes to Financial Statements	114

Financial Highlights	128

Report of Independent Registered Public Accounting Firm	136

Results of Special Shareholder Meeting	137

Trustee and Officer Information	138

Federal Tax Notice	145

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders  ■  December 31, 2007

Dear Shareholders,

Financial markets encountered a difficult environment in 2007. With many signs pointing to deceleration in the U.S. economy — and a recession looking more possible as the year drew to a close — investors struggled to gauge the length and severity of an economic downturn on the financial markets both at home and abroad. Market volatility increased dramatically for stocks and bonds, particularly in the second half of the year, hastened by the subprime mortgage market collapse and ensuing liquidity crisis. Overall, international equity markets generally performed the best, with the broad domestic equity and fixed income markets producing moderate gains for the year.

Domestic Equity Overview

The S&P 500® Index returned 5.49 percent for the year ended December 31, 2007. The year began on a rather positive note for investors, fuelled by strong corporate earnings growth, robust merger and acquisition activity, and a generally positive outlook for the U.S. and global economies. The Federal Open Market Committee (the "Fed") had kept its target federal funds rate on hold since August 2006, giving confidence to investors that inflation was under control. However, pockets of turbulence erupted at several points throughout the first half of the year, notably in late February and again in June, as investors responded to volatility in China's stock markets, concerns about a slowing U.S. economy, rising oil prices, and initial signs of distress in the subprime mortgage market.

While price volatility turned out to be short-lived in those occurrences, the underlying pressures continued to build. In the second half of 2007, the subprime market's woes spread across the economy, causing the credit markets to significantly tighten. The Fed acted quickly to attempt to stabilize the financial markets in August, and also delivered a positive surprise to investors in the form of a larger-than-expected federal funds target rate cut in September. However, a host of other troubling signs, including higher oil prices, a weak housing market and declines in consumer spending, dampened investors' economic outlooks going into year end. Moreover, in the third quarter, year-over-year corporate earnings growth turned negative for the first time since 2002, and expectations for the fourth quarter were even lower.

Within the S&P 500 Index, eight of the ten sectors had positive absolute performance during the period, led by energy. Energy companies commanded enormous profits as energy prices continued to rise in 2007. The utilities sector, which was the third best performing sector, also benefited from this environment because of utility companies' ability to capture pricing power from high energy prices. Strong global economic growth and robust demand for materials, particularly in China and India, supported the performance of the materials sector.

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders  ■  December 31, 2007 continued

The two negative returning sectors in the S&P 500 Index were consumer discretionary and financials. Consumer-related stocks suffered from a waning outlook for consumer spending. The effects of a weakening housing market, high energy prices and tightening credit standards began to materialize, as declining consumer confidence and disappointing retail sales data reported in the second half of 2007 reflected a slowdown in consumer spending. The financial sector faced a crisis of confidence as subprime troubles spilled into the credit market and the broader economy. A tightening in credit standards, mortgage lender bankruptcies, hedge fund implosions and multi-billion dollar losses reported at several large financial institutions contributed to major volatility in the share prices of financials stocks.

Another notable performance trend during the year was the outperformance of large-capitalization stocks and growth-oriented stocks. Investors generally favored growth stocks in their belief that these companies have greater potential to deliver earnings growth in a slower economic environment. This helped growth stocks outpace value stocks during the period. Similarly, large-cap stocks outperformed the other capitalization segments for the year overall. These large companies typically have greater earnings stability, more established positions within their business markets and the ability to tap into international markets for growth — characteristics that better position them to withstand an economic downturn in the U.S.

Fixed Income Overview

Worries surrounding the residential housing downturn persisted throughout the 12-month period. Confronted with increasing delinquency rates on subprime loans, high-profile hedge fund collapses, and a series of subprime mortgage related credit downgrades, the markets responded severely beginning in the second quarter of the year. The impact was exacerbated by an influx of forced sellers looking to liquidate assets to help meet margin calls and capital withdrawals. The result was a considerable contraction in credit and liquidity.

As the subprime mortgage crisis worsened, investors grew increasingly concerned about the impact on financial markets, the financial system and the broader economy, and demanded additional compensation for owning riskier investments. As a result, a flight to quality ensued and credit spreads widened sharply. The subprime debacle severely impacted many major banks and Wall Street firms, which took significant losses on their subprime mortgage loans and related securities in their portfolios. Some sold stakes to sovereign wealth funds in exchange for cash infusions needed to bolster their balance sheets.

The Fed took steps to ease the liquidity crisis, reducing the target federal funds rate 50 basis points in September, with additional reductions of 25 basis points in both October and December. Seeking to further improve credit market liquidity, the Fed announced in December the creation of a Term Auction Facility (TAF) whereby term funds would be auctioned to depository institutions against a wide variety of collateral.

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders  ■  December 31, 2007 continued

These Fed actions, coupled with the flight to quality, caused yields across the yield curve to decline, but more so on the short end. As a result, the shape of the yield curve ended the year steeper. Overall, U.S. Treasury securities outperformed all other areas of the fixed income market.

The mortgage market was hit by the turmoil surrounding residential housing, most notably in the non-agency mortgage area, as investors avoided mortgage-backed securities lacking agency backing. The result was a further reduction in mortgage market liquidity, which in turn reduced the availability of non-conforming mortgage loans to the general public.

Within the investment-grade corporate sector, higher-rated (AAA) issues outpaced the middle investment grade issues. Industrials and utilities handily outpaced financials, which were hit most by the recent liquidity crisis. Overall, short-term issues outperformed intermediate- and long-dated issues for the year.

Various fundamental factors supported the high-yield market throughout the year, including low default rates, moderate economic growth, favorable earnings trends, and relatively low U.S. Treasury yields. At the end of May, spreads were at the tightest levels in over 20 years. However, over the balance of the year spreads widened considerably as the growing probability of recession, concerns of higher default rates in 2008, the liquidity crunch, and the inability to finance many of the leveraged buyouts (LBOs) that occurred early in the year weighted heavily on the market. Overall, intermediate-term and higher-quality issues posted the best returns within the high-yield sector.

International Equity Overview

The past year was difficult for global equity markets. Financial institutions were hit by significant credit losses from their subprime mortgage exposure, leading to increasingly tight liquidity and accelerating the decline in the U.S. housing market. Outperformance in global equity markets was largely concentrated in stocks connected to strength in commodity markets and China, as investors sought refuge from a deteriorating outlook for the U.S. financial and consumer segments.

From a regional view, performance was mixed. Japan remained the weakest performer among all global markets. While global equity markets recovered after the correction sparked by China in February, volatility continued to increase in the Japanese market as investors awaited the fiscal year 2006 results announcement season beginning in late April. By early July, the market began rising again, but subsequently declined sharply in late July due to growing concerns over credit risks triggered by U.S. subprime mortgage problems. With the sudden resignation of Prime Minister Shinzo Abe in September, political uncertainty further roiled the markets until a higher-than-expected interest rate cut by the Fed, a high approval rating for the new Fukuda administration and robust Asian stock markets helped Japan's market recover. In late October, the

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders  ■  December 31, 2007 continued

market fell again in reaction to a rising yen and a correction in the U.S. market triggered by concerns over the U.S. economic outlook. Finally, the market rebounded toward year end, as fears of a credit crunch and pressure on the U.S. dollar abated.

Europe on the whole did not experience the same extremes of the U.S. housing mania, although areas where the real estate markets were particularly active, principally the U.K. and Spain, have been affected to some degree by credit concerns. Inflation remained contained but rising energy prices in 2007 were a persistent threat to that stability. European markets appeared fairly resilient during the year, although projections are for economic growth in this region to slow in 2008. The strong euro, the impact of rising oil prices on consumer spending power and the turmoil in financial markets are likely to put pressure on growth in the near term.

Meanwhile, Asia ex-Japan and the emerging markets continued to show impressive growth rates, as robust demand from China and other emerging markets fuelled ongoing demand for raw materials. Investors have sought both direct and indirect exposure to China through commodities and energy stocks, on the rather questionable assumption that China has effectively decoupled from the U.S. economy, and that economic growth in China will continue to remain strong. Against this backdrop, emerging market equities posted their fifth consecutive calendar year of double-digit returns in 2007. Moreover, the emerging markets continued their outperformance over the developed markets for the seventh consecutive year. Although growing concern about a U.S. credit crisis and increased risk aversion continued to cause volatility in the emerging markets, on the whole, the markets weathered these conditions fairly well, owing to healthier economic fundamentals and favorable reforms.

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders  ■  December 31, 2007 continued

Balanced Portfolio

For the 12-month period ended December 31, 2007, Balanced Portfolio Class X shares produced a total return of 3.86 percent, outperforming the Russell 1000® Value Index, which returned -0.17 percent and underperforming the Lehman Brothers U.S. Government/Credit Index, which returned 7.23 percent. For the same period, the Portfolio's Class Y shares returned 3.60 percent. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Relative to the Russell 1000 Value Index, the Portfolio's stock allocation benefited primarily from an underweight to the financial sector (although we note that all sector weights are a result of our bottom-up stock selection process and are not intentional top-down allocations). Limited exposures to regional banks and diversified financial companies, and no holdings in real estate investment trusts, helped minimize the Portfolio's exposure to the damage caused by the subprime mortgage collapse. The materials sector also bolstered relative performance, but this was primarily due to a single holding which generates a larger share of its business in the health care sector than in the materials sector. An overweight in the consumer staples sector contributed positively to relative returns as well.

Performance data quoted represents past performance and is not predictive of future returns. Current performance may be lower or higher than the performance shown. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

	Average Annual Total Returns as of December 31, 2007
	1 Year	5 Years	10 Years	Since Inception*
Class X	3.86%	10.98%	6.63%	9.10%
Class Y	3.60%	10.69%	—	6.85%

(1)  Ending value on December 31, 2007 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The Russell 1000® Value Index measures the performance of those companies in the Russell 1000® Index with lower price -to-book ratios and lower forecasted growth values. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lehman Brothers U.S. Government/Credit Index tracks the performance of government and corporate obligations, including U.S. government agency and Treasury securities and corporate and Yankee bonds. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of November 9, 1994 for Class X and July 24, 2000 for Class Y.

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders  ■  December 31, 2007 continued

Detractors from the stock allocation's relative performance included an underweight in the energy sector. Stock selection in the technology sector was another area of weakness, due to holdings in hardware and equipment, software and services, and semiconductor companies.

The Portfolio's fixed income allocation was additive to overall performance. We kept a defensive credit sector allocation, focusing on selected high quality issues. The position benefited relative performance, particularly in later months of the year as credit spreads widened. We continued to look for opportunities to take advantage of recent credit spread widening where they offered the potential to add value to the Portfolio.

Throughout the year, we employed a defensive interest rate strategy by keeping the Portfolio's duration* shorter than that of the Lehman Brothers U.S. Government/Credit Index. Although this strategy was beneficial early in the period when interest rates were rising, it detracted from performance for the overall reporting year as Federal Reserve easing in the latter months caused rates to decline significantly.

In March of this year, the Portfolio's yield curve positioning was adjusted to underweight longer dated issues and overweight intermediate dated issues. This was particularly additive to performance as the spread between intermediate- and long-dated yields widened and the curve steepened during the summer.

We hold an underweight position to agency mortgage-backed securities, with a focus on high-coupon, slow-prepaying agency issues, and an overweight to non-agency mortgages issued to high quality borrowers. Overall, the recent turmoil in the mortgage market and the drying up of liquidity hurt price performance. As a result, although the underweight to agency mortgage-backed securities benefited performance, the positive influence was more than offset by the poor price performance of the non-agency position.

As of the end of the reporting period, the Portfolio held 66 percent in stocks and 34 percent in bonds.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future.

* A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, portfolios with shorter durations perform better in rising interest-rate environments, while portfolios with longer durations perform better when rates decline.

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders  ■  December 31, 2007 continued

Capital Opportunities Portfolio

For the 12-month period ended December 31, 2007, Capital Opportunities Portfolio Class X shares produced a total return of 19.32 percent, outperforming the Russell 3000® Growth Index, which returned 11.40 percent. For the same period, the Portfolio's Class Y shares returned 19.08 percent. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

The top contributing sector to the Portfolio relative to the Russell 3000 Growth Index was the consumer discretionary sector. Security selection in the retail, consumer electronics, and hotel/motel segments greatly added to relative returns and helped to offset the negative effect of a large overweight allocation in the sector overall. In the materials and processing sector, a single holding within the agriculture fishing and ranching segment along with an overweight allocation significantly bolstered relative returns. Additionally, investment in medical and dental instruments and an underweight allocation in the health care sector were advantageous to performance.

In contrast, the financial services sector was an area of weakness for the Portfolio's performance during the period. Here, stock selection in financial information services companies significantly detracted from relative returns, despite the

Performance data quoted represents past performance and is not predictive of future returns. Current performance may be lower or higher than the performance shown. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

  Average Annual Total Returns as of December 31, 2007

	1 Year	5 Years	10 Years	Since Inception*
Class X	19.32%	22.33%	3.71%	4.79%
Class Y	19.08%	22.05%	—	(6.47)%

(1)  Ending value on December 31, 2007 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The Russell 3000® Growth Index measures the performance of those companies in the Russell 3000® Index with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of January 21, 1997 for Class X and July 24, 2000 for Class Y.

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders  ■  December 31, 2007 continued

beneficial effect of an underweight allocation within the financial services sector. The Portfolio's lack of exposure to the consumer staples sector further diminished performance. Lastly, an overweight allocation in the multi-industry sector (which includes conglomerates) also hindered relative returns, which unfortunately overshadowed gains made through positive stock selection in this sector.

At the end of the period, consumer discretionary represented the largest sector weight and overweight in the Portfolio, followed by the materials and processing and financial services sectors. The materials and processing sector was overweight relative to the Russell 3000 Growth Index, and the financial services sector was underweight versus the Index.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future.

Developing Growth Portfolio

For the 12-month period ended December 31, 2007, Developing Growth Portfolio Class X shares produced a total return of 22.94 percent, outperforming the Russell Midcap® Growth Index, which returned 11.43 percent. For the same period, the Portfolio's Class Y shares returned 22.65 percent. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Performance data quoted represents past performance and is not predictive of future returns. Current performance may be lower or higher than the performance shown. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

  Average Annual Total Returns as of December 31, 2007

	1 Year	5 Years	10 Years	Since Inception*
Class X	22.94%	22.81%	9.49%	12.83%
Class Y	22.65%	22.52%	—	3.43%

(1)  Ending value on December 31, 2007 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The Russell Midcap® Growth Index measures the performance of those Russell Midcap® companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of November 9, 1994 for Class X and July 24, 2000 for Class Y.

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders  ■  December 31, 2007 continued

The top contributing sectors to the Portfolio relative to the Russell Midcap Growth Index were technology, consumer discretionary and health care. In the technology sector, an underweight allocation in the sector and stock selection within the computer services software and systems segment contributed most significantly to performance. In the consumer discretionary sector, stock picking in the retail, education services, commercial services, consumer electronics, and communications and media areas also benefitted relative returns, and helped to offset the negative influence of an overweight allocation. Additionally, investment in medical and dental instruments within the health care sector was advantageous to performance.

The bottom contributing sectors were materials and processing, other energy and multi-industry. A modest underweight allocation in the materials and processing sector, together with investments in real estate companies and an engineering and contracting services firm, and an avoidance of the metal fabricating industry all detracted from performance. In the other energy sector, an underweight allocation as well as a lack of exposure to oil well equipment firms and coal and offshore drilling companies offset the gains made through stock selection in crude oil producers. Finally, stock selection and an underweight allocation in the multi-industry (which includes conglomerates) further dampened relative returns.

At the end of the period, consumer discretionary represented the largest sector weight and overweight in the Portfolio, followed by the financial services and technology sectors. The financial services and technology sectors were both underweight versus the Russell Midcap Growth Index.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future.

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders  ■  December 31, 2007 continued

Dividend Growth Portfolio

For the 12-month period ended December 31, 2007, Dividend Growth Portfolio Class X shares produced a total return of 4.27 percent, underperforming the S&P 500® Index, which returned 5.49 percent. For the same period, the Portfolio's Class Y shares returned 3.95 percent. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

The main detractors from relative performance included stock selection in the health care sector, in which several pharmaceutical holdings exhibited declining performance during the period. Stock selection in the technology sector also had a negative effect on relative results, largely because of stocks not held in the Portfolio. The S&P 500 Index included several strong performing technology stocks that bolstered the Index's return, while the Portfolio had little to no exposure to these stocks. Although an underweight position in the consumer discretionary sector benefited relative performance, the negative influence of our stock selection in the sector offset those gains. In particular, the Portfolio's holdings in media and retailing stocks had a detrimental effect on relative performance.

However, other areas of investment did well for the Portfolio relative to the S&P 500 Index. Stock selection in the financials sector contributed

Performance data quoted represents past performance and is not predictive of future returns. Current performance may be lower or higher than the performance shown. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

  Average Annual Total Returns as of December 31, 2007

	1 Year	5 Years	10 Years	Since Inception*
Class X	4.27%	11.12%	5.24%	10.39%
Class Y	3.95%	10.84%	—	5.22%

(1)  Ending value on December 31, 2007 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The Standard & Poor's 500® Index (S&P 500®) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of November 9, 1994 for Class X and July 24, 2000 for Class Y.

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders  ■  December 31, 2007 continued

positively due to the double-digit returns of a number of capital markets holdings and an underweight to the banking group (which includes thrifts and mortgage finance companies). The consumer staples sector added value through an overweight position and our stock selection. Here, holdings across a number of industries benefited the Portfolio, including beverages, tobacco, staples retailing, and household products. Stock selection in the materials sector was another area of strength for the Portfolio on a relative basis, although the contribution came entirely from one holding in an agribusiness company that performed very strongly during the period.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future.

Equally-Weighted S&P 500 Portfolio

For the 12-month period ended December 31, 2007, Equally-Weighted S&P Portfolio Class X shares produced a total return of 1.47 percent, underperforming the Standard & Poor's Equal Weight Index, which returned 1.53 percent. For the same period, the Portfolio's Class Y shares returned 1.23 percent. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Performance data quoted represents past performance and is not predictive of future returns. Current performance may be lower or higher than the performance shown. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

  Average Annual Total Returns as of December 31, 2007

	1 Year	5 Years	10 Years	Since Inception*
Class X	1.47%	15.15%	8.93%	11.95%
Class Y	1.23%	14.87%	—	8.35%

(1)  Ending value on December 31, 2007 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The Standard & Poor's Equal Weight Index (S&P EWI) is the equal-weighted version of the widely regarded S&P 500® Index, which measures 500 leading companies in leading U.S. industries. The S&P EWI has the same constituents as the capitalization-weighted S&P 500® Index, but each company in the S&P EWI is allocated a fixed weight, rebalancing quarterly. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of November 9, 1994 for Class X and July 24, 2000 for Class Y.

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders  ■  December 31, 2007 continued

The best performing sectors in the Portfolio and Standard & Poor's Equal Weight Index for the 12-month period were energy, industrials and utilities. Energy prices continued to soar in 2007, supporting huge profits for many energy companies, which in turn commanded significant investor attention for energy stocks. The industrials sector was led by strong performance in capital goods stocks. The utilities sector also benefited from the rising energy price environment because utility companies generally pass through higher energy costs to their customers. On an individual stock basis, the highest returning holdings in the overall portfolio were dominated by technology and energy stocks.

In contrast, the financials sector had the lowest return during the period. Financials stocks were hit hard in the second half of the year as the subprime mortgage market crisis undermined investors' confidence for stocks in the sector. Mortgage lender bankruptcies, imploding hedge funds, staggering asset losses at a number of large financial institutions and tightening credit standards contributed to significant volatility in the sector. The consumer discretionary sector was another bottom performing sector. Languishing consumer spending data, the weakening housing market, and concerns about the overall financial health of the U.S. consumer led investors to rotate out of consumer discretionary stocks. For the overall portfolio, the individual stocks with the largest declines during the period were primarily those of companies with exposure to mortgage lending, mortgage insurance, and homebuilding.

Other performance trends within the Portfolio and the Index during the period included the outperformance of stocks within the largest capitalization segments, as investors had a more favorable outlook for the larger, more established companies in an environment of slowing economic growth. Similarly, growth stocks bested value stocks because investors believed growth stocks had better earnings prospects in a slower-growing economy.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future.

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders  ■  December 31, 2007 continued

Flexible Income Portfolio

For the 12-month period ended December 31, 2007, Flexible Income Portfolio Class X shares produced a total return of 3.89 percent, underperforming the Lehman Brothers Intermediate U.S. Government/Credit Index, which returned 7.39 percent. For the same period, the Portfolio's Class Y shares returned 3.64 percent. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

We maintained an underweight to corporate credits, which was additive to performance as credit spreads widened considerably in the latter months of the year. We also maintained an underweight to high-yield securities, and the lower-rated segment of that sector in particular, which was also beneficial as higher-quality issues generally outperformed lower-rated issues. While we are looking for areas to add to our corporate position to take advantage of the recent credit spread widening, we are cautious as we believe the credit market remains vulnerable to potential credit downgrades and/or an economic downturn.

Throughout the year, we employed a defensive interest rate strategy by keeping the Portfolio's duration* shorter than that of the Lehman Brothers Intermediate U.S. Government/Credit Index. Although this strategy was beneficial early in the period when interest rates were rising, it detracted

Performance data quoted represents past performance and is not predictive of future returns. Current performance may be lower or higher than the performance shown. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

  Average Annual Total Returns as of December 31, 2007

	1 Year	5 Years	10 Years	Since Inception*
Class X	3.89%	6.55%	3.39%	4.50%
Class Y	3.64%	6.28%	—	4.03%

(1)  Ending value on December 31, 2007 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The Lehman Brothers Intermediate U.S. Government/Credit Index tracks the performance of U.S. government and corporate obligations, including U.S. government agency and Treasury securities, and corporate and Yankee bonds with maturities of 1 to 10 years. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of November 9, 1994 for Class X and July 24, 2000 for Class Y.

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders  ■  December 31, 2007 continued

from performance for the overall reporting year as the Federal Open Market Committee's (the "Fed") monetary easing in the latter months caused rates to decline significantly.

In March of this year, the Portfolio's yield curve positioning was adjusted to underweight longer dated issues and overweight intermediate dated issues. This was particularly additive to performance as the spread between intermediate- and long-dated yields widened and the curve steepened during the summer.

The Portfolio held an underweight position to agency mortgage-backed securities for most of the year, with a focus on high-coupon, slow-prepaying agency issues, and an overweight to non-agency mortgages issued to high quality borrowers. Although the underweight to agency mortgage-backed securities benefited performance, this was more than offset by the poor price performance of holdings in non-agency mortgages, which were overweighted versus the benchmark index. During the fourth quarter, the agency mortgage-backed position was increased to a neutral position versus the benchmark index.

Our emerging market debt activities had a favorable impact on performance. Overall, the strategy favored local-currency denominated securities in Argentina, Brazil, Mexico, Turkey, and a few other smaller countries.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future.

* A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, portfolios with shorter durations perform better in rising interest-rate environments, while portfolios with longer durations perform better when rates decline.

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders  ■  December 31, 2007 continued

Focus Growth Portfolio

For the 12-month period ended December 31, 2007, Focus Growth Portfolio Class X shares produced a total return of 22.78 percent, outperforming the Russell 1000® Growth Index, which returned 11.81 percent. For the same period, the Portfolio's Class Y shares returned 22.49 percent. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

The technology sector was the most significant contributor to overall performance for the period. Stock selection in the communications technology and computer technology sectors greatly bolstered relative returns, offsetting the negative influence of an underweight allocation in the sector overall. Stock selection in the consumer discretionary sector also benefitted relative returns, and helped to mitigate the damaging effects caused by a large overweight allocation. Here, investments in the retail, consumer electronics, and hotel/motel segments were particularly advantageous. Additionally, in the materials and processing sector, a sector overweight and a single holding in the agriculture fishing and ranching segment made a positive impact on the Portfolio's relative performance.

In contrast, the financial services sector had the largest negative impact on the Portfolio's relative performance for the period. Security selection,

Performance data quoted represents past performance and is not predictive of future returns. Current performance may be lower or higher than the performance shown. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

  Average Annual Total Returns as of December 31, 2007

	1 Year	5 Years	10 Years	Since Inception*
Class X	22.78%	12.98%	7.09%	11.41%
Class Y	22.49%	12.69%	—	(0.61)%

(1)  Ending value on December 31, 2007 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The Russell 1000® Growth Index measures the performance of those companies in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of November 9, 1994 for Class X and July 24, 2000 for Class Y.

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders  ■  December 31, 2007 continued

particularly in the financial information services companies, was a significant source of weak returns. Furthermore, the Portfolio's zero exposure in the consumer staples sector, and an underweight allocation within the producer durables sectors, also considerably diminished performance.

At the close of the period, consumer discretionary represented the largest sector weight and overweight in the Portfolio, followed by multi-industry and financial services sectors. The multi-industry sector (which includes conglomerates) was overweight relative to the Russell 1000 Growth Index, and the financial services sector was weighted in-line with the Index.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future.

Global Equity Portfolio

For the 12-month period ended December 31, 2007, Global Equity Portfolio Class X shares produced a total return of 16.45 percent, outperforming the MSCI World Index, which returned 9.04 percent. For the same period, the Portfolio's Class Y shares returned 16.15 percent. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

The Portfolio employs a bottom-up investment process that seeks opportunities on a stock-by-stock

Performance data quoted represents past performance and is not predictive of future returns. Current performance may be lower or higher than the performance shown. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

  Average Annual Total Returns as of December 31, 2007

	1 Year	5 Years	10 Years	Since Inception*
Class X	16.45%	17.95%	8.53%	9.03%
Class Y	16.15%	17.65%	—	4.67%

(1)  Ending value on December 31, 2007 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Index consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of November 9, 1994 for Class X and July 24, 2000 for Class Y.

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders  ■  December 31, 2007 continued

basis; therefore, all broad country and sector weightings are a result of these individual bottom-up stock selections and not active top-down allocations. However, the Portfolio benefited from certain country allocations including a relative underweight in Japan, which was one of the worst performing markets in the MSCI World Index, and overweight allocations in Hong Kong and Spain, which were among the best performing markets during the period. In contrast, sector allocations were a detractor from relative performance, mainly due to underweight positions in the strong performing energy and materials sectors.

Nevertheless, we seek to add the most value through individual security selection, and stock selection was a major positive contributor to the Portfolio's relative performance during the period. In particular, the strongly positive influence of stock selection in the U.S. and Singapore offset weakness in our stock selection in Australia and Germany. From a sector view, stock selection decisions in the industrials, financials and information technology sectors were significantly additive to relative results.

Additionally, the Portfolio's performance was driven by other notable factors during the period. The Portfolio's growth-oriented investment strategy benefited in an environment in which growth stocks outperformed value stocks. Further, a modest position in emerging markets stocks also enhanced gains, as emerging markets outpaced developed markets during the period. However, the Portfolio's exposure to small cap stocks turned out to be a negative influence. A flight to quality during the period bolstered the performance of large cap stocks over small cap stocks. This development was negative for the Portfolio, which was overweight in small caps and underweight in large caps relative to the MSCI World Index.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future.

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders  ■  December 31, 2007 continued

Growth Portfolio

For the 12-month period ended December 31, 2007, Growth Portfolio Class X shares produced a total return of 21.92 percent, outperforming the Russell 1000® Growth Index, which returned 11.81 percent. For the same period, the Portfolio's Class Y shares returned 21.58 percent. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

For the period, the technology sector had the most significant positive impact on the Portfolio's performance. Security selection within the communications technology and the computer technology segments were particularly advantageous to relative returns, and helped to offset the negative influence of an underweight allocation in the technology sector overall. Another leading contributor to performance was the materials and processing sector, where a single holding in the agriculture fishing and ranching segment along with an overweight allocation within the sector helped relative returns. Additionally, stock selection in the retail, consumer electronics and hotel/motel segments within the consumer dictionary sector further bolstered performance, and mitigated the less favorable effect of the sector's overweight position.

Performance data quoted represents past performance and is not predictive of future returns. Current performance may be lower or higher than the performance shown. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

  Average Annual Total Returns as of December 31, 2007

	1 Year	5 Years	10 Years	Since Inception*
Class X	21.92%	14.87%	5.46%	8.58%
Class Y	21.58%	14.58%	—	(0.33)%

(1)  Ending value on December 31, 2007 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The Russell 1000® Growth Index measures the performance of those companies in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of November 9, 1994 for Class X and July 24, 2000 for Class Y.

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders  ■  December 31, 2007 continued

Among the area of weakness for the Portfolio during the period was the financial services sector. Here, stock selection in financial information services companies detracted from performance. Further diminishing relative returns was Portfolio's underweight allocation in the consumer staples sector, which unfortunately overshadowed the benefits of strong security selection in this sector. The Portfolio's lack of exposure to the integrated oils sector also hindered performance.

At the close of the period, consumer discretionary represented the largest sector weight and overweight in the Portfolio, followed by financial services and the materials and processing sectors. The financial services sector was modestly underweighted versus the Russell 1000 Growth Index, while the materials and processing sector was overweight relative to the Index.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future.

Money Market Portfolio

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in such funds.

As of December 31, 2007, Money Market Portfolio had net assets of approximately $123 million and an average portfolio maturity of 38 days. For the seven-day period ended December 31, 2007, the Portfolio's Class X shares provided an effective annualized yield of 4.92 percent and a current yield of 4.81 percent, while its 30-day moving average yield for December was 4.74 percent. For the 12-month period ended December 31, 2007 the Class X shares provided a total return of 4.93 percent. Past performance is no guarantee of future results.

For the seven-day period ended December 31, 2007 the Portfolio's Class Y shares provided an effective annualized yield of 4.67 percent and a current yield of 4.56 percent, while its 30-day moving average yield for December was 4.49 percent. For the 12-month period ended December 31, 2007 the Class Y shares provided a total return of 4.67 percent. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

Our strategy in managing the Portfolio remained consistent with our long-term focus on maintaining preservation of capital and liquidity. We attempted to manage the Portfolio conservatively by emphasizing the purchase of high-quality money market obligations. We continued to invest in deposit

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders  ■  December 31, 2007 continued

liabilities and senior obligations of strong financial institutions and two month and shorter traditional asset backed commercial paper. Given attractive levels available in short-dated asset backed commercial paper over year end, we maintained the Portfolio's weighted average maturity somewhat on the short end.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future.

Utilities Portfolio

For the 12-month period ended December 31, 2007, Utilities Portfolio Class X shares produced a total return of 19.86 percent outperforming the S&P 500® Utilities Index and the S&P 500® Index which returned 19.38 percent and 5.49 percent, respectively. For the same period, the Portfolio's Class Y shares returned 19.59 percent. Past performance is no guarantee of future results.

The performance of the Portfolio's two share classes varies because each has different expenses. The Portfolio's total returns assume the reinvestment of all distributions but do not reflect the deduction of any charges by your insurance company. Such costs would lower performance.

The Portfolio outperformed the S&P 500 Utilities Index for the period primarily due to our exposure to the telecommunications services segment. Since the S&P 500 Utilities Index does not hold any telecommunications services securities, the gains the Portfolio achieved in this area helped to bolster its overall return relative to the Index's return.

Performance data quoted represents past performance and is not predictive of future returns. Current performance may be lower or higher than the performance shown. Investment return and principal value will fluctuate. When you sell Portfolio shares, they may be worth less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance for Class Y shares will vary from the performance of Class X shares due to differences in expenses. Performance assumes reinvestment of all distributions for the underlying portfolio based on net asset value (NAV). It does not reflect the deduction of insurance expenses, an annual contract maintenance fee, or surrender charges. If performance information included the effect of these additional charges, the total returns would be lower.

  Average Annual Total Returns as of December 31, 2007

	1 Year	5 Years	10 Years	Since Inception*
Class X	19.86%	20.28%	9.91%	12.22%
Class Y	19.59%	19.99%	—	4.24%

(1)  Ending value on December 31, 2007 for the underlying portfolio. This figure does not reflect the deduction of any account fees or sales charges.

(2)  The Standard & Poor's 500® Utilities Index (S&P 500® Utilities Index) is an unmanaged, market capitalization weighted index consisting of utilities companies in the S&P 500® Index and is designed to measure the performance of the utilities sector. It includes reinvested dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Standard & Poor's 500® Index (S&P 500®) is a broad-based index, the performance of which is based on the performance of 500 widely-held common stocks chosen for market size, liquidity and industry group representation. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

*  Inception dates of November 9, 1994 for Class X and July 24, 2000 for Class Y.

Morgan Stanley Select Dimensions Investment Series

Letter to the Shareholders  ■  December 31, 2007 continued

(Conversely, any losses from these holdings would have detracted from the Portfolio's overall relative return.) The Portfolio's investment in wireless companies with coverage in Canada, Europe and Latin America significantly helped relative returns. In addition, stock selection in companies that own, operate and lease towers for wireless communications boosted relative performance, as the demand for multiple services continues to grow among existing wireless customers. Furthermore, the Portfolio's selection of independent electrical power providers yielded strong results, given that these providers were able to sell power at high prices on the open market.

In contrast, the Portfolio's allocation within the gas utility segment weakened overall performance. While the Portfolio's holdings in this sector all performed strongly on a absolute basis, our decision to have a smaller exposure to companies engaged in exploration and production of gasoline (as compared to the S&P 500 Utilities Index) in favor of firms that solely dedicated to distributing gas products to commercial and residential consumers somewhat diminished relative returns. Also detracting from the Portfolio's performance was a single holding in an electric utility company, which declined following a change in the regulatory environment.

We believe that the U.S. markets will remain volatile in the near term as investors brace for the widely anticipated economic slowdown. Defensive sectors, such as utilities, position the Portfolio well in the current environment.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future.

We appreciate your ongoing support of Morgan Stanley Select Dimensions Investment Series and look forward to continuing to serve your investment needs.

Very truly yours,

Ronald E. Robison
President and Principal Executive Officer

Morgan Stanley Select Dimensions Investment Series

Expense Example  ■  December 31, 2007

As a shareholder of the Portfolio, you incur two types of costs: (1) insurance company charges; and (2) ongoing costs, including advisory fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 07/01/07–12/31/07.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any insurance company charges. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these insurance company charges were included, your costs would have been higher.

Morgan Stanley Select Dimensions Investment Series

Expense Example  ■  December 31, 2007 continued

Money Market

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	07/01/07	12/31/07	07/01/07 – 12/31/07
Class X
Actual (2.46% return)	$1,000.00	$1,024.60	$2.96
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.28	$2.96
Class Y
Actual (2.33% return)	$1,000.00	$1,023.30	$4.23
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.02	$4.23

  *  Expenses are equal to the Portfolio's annualized expense ratios of 0.58% and 0.83% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 185**/365 (to reflect the one-half year period).

  **  Adjusted to reflect non-business days accruals.

Flexible Income

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	07/01/07	12/31/07	07/01/07 – 12/31/07
Class X
Actual (2.10% return)	$1,000.00	$1,021.00	$3.01
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.23	$3.01
Class Y
Actual (1.98% return)	$1,000.00	$1,019.80	$4.28
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.97	$4.28

*  Expenses are equal to the Portfolio's annualized expense ratios of 0.59% and 0.84% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). If the Portfolio had borne all its expenses, the annualized expense ratios would have been 0.60% and 0.85% for Class X and Class Y, respectively.

Balanced

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	07/01/07	12/31/07	07/01/07 – 12/31/07
Class X
Actual (-1.62% return)	$1,000.00	$983.80	$3.95
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.22	$4.02
Class Y
Actual (-1.81% return)	$1,000.00	$981.90	$5.20
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.96	$5.30

*  Expenses are equal to the Portfolio's annualized expense ratios of 0.79% and 1.04% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). If the Portfolio had borne all its expenses, the annualized expense ratios would have been 0.80% and 1.05% for Class X and Class Y, respectively.

Morgan Stanley Select Dimensions Investment Series

Expense Example  ■  December 31, 2007 continued

Utilities

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	07/01/07	12/31/07	07/01/07 – 12/31/07
Class X
Actual (6.75% return)	$1,000.00	$1,067.50	$3.86
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.48	$3.77
Class Y
Actual (6.63% return)	$1,000.00	$1,066.30	$5.16
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.21	$5.04

*  Expenses are equal to the Portfolio's annualized expense ratios of 0.74% and 0.99% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). If the Portfolio had borne all its expenses, the annualized expense ratios would have been 0.75% and 1.00% for Class X and Class Y, respectively.

Dividend Growth

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	07/01/07	12/31/07	07/01/07 – 12/31/07
Class X
Actual (-2.16% return)	$1,000.00	$978.40	$3.34
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.83	$3.41
Class Y
Actual (-2.28% return)	$1,000.00	$977.20	$4.58
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.57	$4.69

*  Expenses are equal to the Portfolio's annualized expense ratios of 0.67% and 0.92% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). If the Portfolio had borne all its expenses, the annualized expense ratios would have been 0.68% and 0.93% for Class X and Class Y, respectively.

Equally-Weighted S&P 500

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	07/01/07	12/31/07	07/01/07 – 12/31/07
Class X
Actual (-6.62% return)	$1,000.00	$933.80	$1.36
Hypothetical (5% annual return before expenses)	$1,000.00	$1,023.79	$1.43
Class Y
Actual (-6.73% return)	$1,000.00	$932.70	$2.58
Hypothetical (5% annual return before expenses)	$1,000.00	$1,022.53	$2.70

*  Expenses are equal to the Portfolio's annualized expense ratios of 0.28% and 0.53% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Morgan Stanley Select Dimensions Investment Series

Expense Example  ■  December 31, 2007 continued

Growth

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	07/01/07	12/31/07	07/01/07 – 12/31/07
Class X
Actual (10.84% return)	$1,000.00	$1,108.40	$3.77
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.63	$3.62
Class Y
Actual (10.74% return)	$1,000.00	$1,107.40	$5.10
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.37	$4.89

*  Expenses are equal to the Portfolio's annualized expense ratios of 0.71% and 0.96% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Focus Growth

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	07/01/07	12/31/07	07/01/07 – 12/31/07
Class X
Actual (10.72% return)	$1,000.00	$1,107.20	$3.88
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.53	$3.72
Class Y
Actual (10.60% return)	$1,000.00	$1,106.00	$5.20
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.27	$4.99

*  Expenses are equal to the Portfolio's annualized expense ratios of 0.73% and 0.98% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Capital Opportunities

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	07/01/07	12/31/07	07/01/07 – 12/31/07
Class X
Actual (9.04% return)	$1,000.00	$1,090.40	$4.90
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.52	$4.74
Class Y
Actual (8.91% return)	$1,000.00	$1,089.10	$6.21
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.26	$6.01

*  Expenses are equal to the Portfolio's annualized expense ratios of 0.93% and 1.18% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). If the Portfolio had borne all its expenses, the annualized expense ratios would have been 0.94% and 1.19% for Class X and Class Y, respectively.

Morgan Stanley Select Dimensions Investment Series

Expense Example  ■  December 31, 2007 continued

Global Equity

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	07/01/07	12/31/07	07/01/07 – 12/31/07
Class X
Actual (5.46% return)	$1,000.00	$1,054.60	$5.18
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.16	$5.09
Class Y
Actual (5.33% return)	$1,000.00	$1,053.30	$6.47
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.90	$6.36

*  Expenses are equal to the Portfolio's annualized expense ratios of 1.00% and 1.25% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Developing Growth

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	07/01/07	12/31/07	07/01/07 – 12/31/07
Class X
Actual (9.38% return)	$1,000.00	$1,093.80	$3.48
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.88	$3.36
Class Y
Actual (9.24% return)	$1,000.00	$1,092.40	$4.80
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.62	$4.63

*  Expenses are equal to the Portfolio's annualized expense ratios of 0.66% and 0.91% for Class X and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). If the Portfolio had borne all its expenses, the annualized expense ratios would have been 0.67% and 0.92% for Class X and Class Y, respectively.

Money Market

Portfolio of Investments  ■  December 31, 2007

PRINCIPAL AMOUNT IN THOUSANDS		ANNUALIZED YIELD ON DATE OF PURCHASE	MATURITY DATE	VALUE
	Commercial Paper (67.1%)
	Asset-Backed - Auto (4.3%)
$4,050	DaimlerChrysler Revolving Auto Conduit LLC Series I	4.96 - 5.01%	02/06/08 - 02/08/08	$4,029,663
1,200	New Center Asset Trust	5.91	01/02/08	1,199,803
				5,229,466
	Asset-Backed - Consumer (13.5%)
1,000	Barton Capital LLC*	5.51	02/07/08	994,399
2,400	CRC Funding LLC.*	4.95 - 5.46	01/11/08 - 02/14/08	2,388,262
4,001	Gemini Securitization Corp., LLC*	5.66 - 6.12	01/03/08 - 02/22/08	3,987,249
3,086	Kitty Hawk Funding Corp.*	5.04 - 5.55	01/11/08 - 03/14/08	3,066,922
995	Ranger Funding Co., LLC*	5.51 - 5.83	02/08/08 - 02/14/08	988,771
250	Regency Markets No 1 LLC*	6.04	01/22/08	249,125
4,972	Thunder Bay Funding, LLC*	5.00 - 6.05	01/10/08 - 02/08/08	4,959,329
				16,634,057
	Asset-Backed - Corporate (5.0%)
1,000	CIESCO LLC*	4.94	03/26/08	988,549
1,000	Eureka Securitization, Inc.*	5.50	02/15/08	993,187
4,200	Nieuw Amsterdam Receivables Corp.*	4.86 - 6.38	01/09/08 - 02/04/08	4,189,863
				6,171,599
	Asset-Backed - Diversified (12.9%)
3,000	Alpine Securitization*	5.23 - 6.31	01/28/08 - 02/07/08	2,985,281
2,000	Atlantic Asset Securitization*	6.12	01/07/08	1,997,967
804	Bryant Park Funding LLC*	5.50	01/28/08	800,714
800	Hannover Funding Company LLC*	5.36	01/11/08	798,840
300	Jupiter Securitization*	6.02	01/10/08	299,550
800	Lexington Parker Capital Co. LLC*	5.39	01/14/08	798,480
5,500	Market Street Funding LLC*	5.59 - 6.39	01/15/08 - 01/18/08	5,485,496
1,500	Silver Tower (U.S.) Funding LLC*	6.21	01/04/08	1,499,225
410	Three Pillars Funding LLC*	5.92	01/16/08	408,992
795	Yorktown Capital, LLC*	4.93	01/18/08	793,172
				15,867,717
	Asset-Backed - Mortgage (0.8%)
1,000	Cancara Asset Securitization LLC*	5.05	01/28/08	996,265
	Asset-Backed - Securities (12.8%)
3,790	Amstel Funding Corp.*	5.11 - 6.80	01/18/08 - 03/13/08	3,774,668
2,000	Clipper Receivables Co., LLC*	6.39	01/14/08	1,995,414
1,550	Galaxy Funding Inc.*	6.14	02/05/08	1,540,808
2,000	Galleon Capital LLC*	6.43	01/08/08	1,997,511

See Notes to Financial Statements

Money Market

Portfolio of Investments  ■  December 31, 2007 continued

PRINCIPAL AMOUNT IN THOUSANDS		ANNUALIZED YIELD ON DATE OF PURCHASE	MATURITY DATE	VALUE
$1,750	Grampian Funding LLC*	5.25 - 5.29%	01/07/08 - 02/04/08	$1,744,474
1,850	North Sea Funding LLC*	5.50 - 6.37	01/02/08 - 01/07/08	1,848,948
2,688	Scaldis Capital LLC*	4.87 - 5.43	01/03/08 - 03/03/08	2,676,423
				15,578,246
	Banking (0.8%)
1,000	Bank of America Corp.	4.99	03/25/08	988,613
	Insurance (0.4%)
500	Irish Life & Permanent plc*	5.26	01/14/08	499,065
	International Banks (16.6%)
3,800	Barclays U.S. Funding LLC	4.88 - 5.10	01/03/08 - 03/25/08	3,771,321
5,925	DnB NOR Bank ASA	4.84 - 5.28	01/04/08 - 02/25/08	5,908,659
2,790	Skandinaviska Enskilda Banken AB*	5.05 - 5.15	01/11/08 - 02/08/08	2,780,152
2,400	Societe Generale N.A., Inc.	5.15 - 5.19	01/22/08 - 03/10/08	2,386,038
2,850	Swedbank	4.77 - 4.96	01/17/08 - 02/04/08	2,838,164
2,700	UBS Finance (Delaware) LLC	4.96 - 5.45	02/20/08 - 04/30/08	2,671,518
				20,355,852
	Total Commercial Paper (Cost $82,320,880)			82,320,880
	Certificates of Deposit (25.7%)
	International Banks
1,500	Bank of Ireland	4.90	01/23/08	1,500,135
1,000	Bank of Nova Scotia	5.40	07/07/08	998,711
4,000	Bank of Scotland	4.80 - 4.91	02/01/08 - 06/09/08	4,000,251
2,200	Barclays Bank plc	5.07 - 5.37	03/19/08 - 06/04/08	2,200,000
2,300	Canadian Imperial Bank of Commerce	4.78 - 5.20	01/11/08 - 03/12/08	2,299,934
700	Canadian Imperial Holdings	5.05	01/09/08	700,000
2,000	Calyon	5.08	01/24/08	2,000,000
600	Credit Suisse	4.82	05/27/08	600,024
1,500	Deutsche Bank AG	5.16	01/22/08	1,500,031
5,700	NATIXIS	4.70 - 5.15	01/09/08 - 07/10/08	5,703,623
4,700	Royal Bank of Scotland plc	4.78 - 5.17	02/11/08 - 03/13/08	4,702,255
1,200	Societe Generale	5.17	01/31/08	1,200,060
3,000	Skandinaviska Enskilda Banken AB	4.85 - 5.15	01/25/08 - 02/08/08	3,000,172
1,200	Svenska Handelsbanken	5.13	04/07/08	1,200,000
	Total Certificates of Deposit (Cost $31,605,196)			31,605,196
	Repurchase Agreement (3.5%)
4,325	Barclays Capital Inc. (dated 12/31/07; proceeds $4,326,081) (Cost $4,325,000) (a)	4.50	01/02/08	4,325,000

See Notes to Financial Statements

Money Market

Portfolio of Investments  ■  December 31, 2007 continued

PRINCIPAL AMOUNT IN THOUSANDS		ANNUALIZED YIELD ON DATE OF PURCHASE		MATURITY DATE	VALUE
	Bankers' Acceptance (1.8%)
$2,179	J.P. Morgan Chase & Co. (Cost $2,159,964)	4.82 - 5.49%		01/16/08 - 04/11/08	$2,159,964
	Floating Rate Notes (1.4%)
	Insurance (0.3%)
460	Berkshire Hathaway Finance	5.30	†	01/11/08‡	460,009
	International Banks (1.1%)
400	Skandinaviska Enskilda Banken AB	5.22	†	01/04/08‡	399,927
900	UniCredito Italiano SpA	5.06	†	02/29/08‡	899,924
					1,299,851
	Total Floating Rate Notes (Cost $1,759,860)				1,759,860
	U.S. Government Agencies - Debenture Bonds (0.4%)
290	Federal Home Loan Banks	5.35		02/29/08	289,842
203	Federal National Mortgage Assoc.	5.39		01/15/08	202,830
	Total U.S. Government Agencies - Debenture Bonds (Cost $492,672)				492,672
	Total Investments (Cost $122,663,572) (b)			99.9%	122,663,572
	Other Assets in Excess of Liabilities			0.1	96,461
	Net Assets			100.0%	$122,760,033

  *  Resale is restricted to qualified institutional investors

  †  Rate shown is the rate in effect at December 31, 2007.

  ‡  Date of next interest rate reset.

  (a)  Collateralized by Federal National Mortgage Assoc. 6.50% due 12/01/37 valued at $4,411,501.

  (b)  Cost is the same for federal income tax purposes.

MATURITY SCHEDULE*

1 - 30 Days	53%
31 - 60 Days	31
61 - 90 Days	9
91 - 120 Days	1
121 - 180 Days	6
100%

*  As a percentage of total market value.

See Notes to Financial Statements

Flexible Income

Portfolio of Investments  ■  December 31, 2007

PRINCIPAL AMOUNT IN THOUSANDS			COUPON RATE		MATURITY DATE	VALUE
		Government & Corporate Bonds (96.1%)
		Foreign (15.7%)
		Argentina (0.3%)
		Government Obligations
ARS	682	Republic of Argentina	0.00	**%	12/15/35	$19,280
	78	Republic of Argentina+++	5.83		12/31/33	29,231
	$15	Republic of Argentina (i)	1.318	**	12/15/35	1,748
	52	Republic of Argentina (d) (i)+++	8.28		12/31/33	49,950
	60	Republic of Argentina (c)	13.969		04/10/49	28,275
		Total Argentina				128,484
		Bermuda (0.9%)
		Cable/Satellite TV (0.5%)
	200	Intelsat Bermuda Ltd.	8.886	**	01/15/15	201,500
	45	Intelsat Sub holdings Co. Ltd.	8.625		01/15/15	45,450
						246,950
		Insurance Brokers/Services (0.4%)
	200	Catlin Insurance Co., Ltd. - 144A*	7.249	**	12/31/49	183,153
		Total Bermuda				430,103
		Brazil (1.1%)
		Government Obligations (1.0%)
	14	Federal Republic of Brazil	8.00		01/15/18	15,701
	90	Federal Republic of Brazil	11.00		08/17/40	120,353
	78	Federal Republic of Brazil	14.50		10/15/09	92,664
BRL	550	JP Morgan Chase & Co. - 144A*	0.00		01/03/12	296,679
						525,397
		Major Banks (0.1%)
	70	Banco ABN AMRO	16.20		02/22/10	42,472
		Total Brazil				567,869
		Canada (1.0%)
		Financial Conglomerates (0.0%)
	$10	Brookfield Asset Management Inc.	5.80		04/25/17	10,086
		Media Conglomerates (0.0%)
	1	Canwest Media Inc.	8.00		09/15/12	567
		Oil & Gas Pipelines (0.5%)
	280	Kinder Morgan Finance Co.	5.70		01/05/16	254,856
		Other Metals/Minerals (0.2%)
	90	Brascan Corp.	7.125		06/15/12	96,708

See Notes to Financial Statements

Flexible Income

Portfolio of Investments  ■  December 31, 2007 continued

PRINCIPAL AMOUNT IN THOUSANDS			COUPON RATE		MATURITY DATE	VALUE
		Other Transportation (0.3%)
	$140	CHC Helicopter Corp.	7.375%		05/01/14	$133,000
		Total Canada				495,217
		Cayman Islands (0.4%)
		Property - Casualty Insurers
	200	Mantis Reef Ltd. - 144A*	4.692	**	11/14/08	200,747
		Denmark (0.3%)
		Telecommunications
	80	Nordic Telecommunications Holdings - 144A*	8.875		05/01/16	82,400
EUR	60	TDC AS	6.50		04/19/12	85,903
		Total Denmark				168,303
		Ecuador (0.1%)
		Government Obligations
	$50	Republic of Ecuador - 144A*	10.00	**	08/15/30	48,500
		France (0.2%)
		Oilfield Services/Equipment (0.0%)
	25	CIE Gener de Geophysique S.A.	7.50		05/15/15	25,437
		Telecommunications (0.2%)
	70	France Telecom S.A. (France)	8.50	**	03/01/31	91,029
		Total France				116,466
		Gabon (0.2%)
		Government Obligations
	100	Gabonese Republic Ser - 144A*	8.20		12/12/17	104,000
		Indonesia (0.3%)
		Pulp & Paper
	264	Tjiwi Kimia Finance BV - 144A*	0.00	**	04/28/27	28,999
	51	Tjiwi Kimia Finance BV - 144A*	6.00	**	04/29/15	43,546
	213	Tjiwi Kimia Finance BV - 144A*	6.00	**	04/28/18	99,786
		Total Indonesia				172,331
		Israel (0.3%)
		Electrical Products
	147	Ormat Funding Corp.	8.25		12/30/20	148,240
		Japan (4.6%)
		Government Obligations
JPY	165,000	Japan (Government of)	0.30		03/20/08	1,475,509
	90,000	Japan (Government of)	0.30		02/15/08	805,173
		Total Japan				2,280,682

See Notes to Financial Statements

Flexible Income

Portfolio of Investments  ■  December 31, 2007 continued

PRINCIPAL AMOUNT IN THOUSANDS			COUPON RATE		MATURITY DATE	VALUE
		Luxembourg (0.2%)
		Telecommunications
	$30	Telecom Italia Capital SA	4.00%		11/15/08	$29,619
	80	Telecom Italia Capital SA	4.00		01/15/10	78,392
		Total Luxembourg				108,011
		Mexico (1.8%)
		Government Obligations (1.1%)
	98	United Mexican States Corp.	5.625		01/15/17	99,568
	80	United Mexican States Corp.	6.75		09/27/34	88,560
	61	United Mexican States Corp.	8.375		01/14/11	67,649
MXN	2,630	United Mexican States Corp.	9.50		12/18/14	259,113
						514,890
		Oil & Gas Production (0.6%)
	$170	Pemex Project Funding Master Trust - 144A*	6.291	**	06/15/10	172,805
	110	Pemex Project Funding Master Trust - 144A*	5.75		03/01/18	110,275
						283,080
		Telecommunications (0.1%)
	66	Axtel SA	11.00		12/15/13	71,940
		Total Mexico				869,910
		Netherlands (0.2%)
		Telecommunications
	70	Telefonica Europe BV	8.25		09/15/30	86,680
		Philippines (0.2%)
	100	Credit Suisse - 144A*	6.74		12/20/12	101,792
		Russia (1.8%)
		Government Obligations (1.5%)
	64	Federal Republic of Russia	7.50		03/31/30	73,359
	36	Federal Republic of Russia	8.25		03/31/10	36,979
	201	Federal Republic of Russia	11.00		07/24/18	287,430
	90	Federal Republic of Russia	12.75		06/24/28	164,025
RUB	2,000	JP Morgan Chase - 144A*	7.00		06/28/17	75,644
	$100	Russian Agricultural Bank - 144A*	7.175		05/16/13	102,880
						740,317
		Oil & Gas Pipelines (0.3%)
	75	Gaz Capital	8.625		04/28/34	94,125
	50	Gaz Capital - 144A*	6.212		11/22/16	48,095
						142,220
		Total Russia				882,537

See Notes to Financial Statements

Flexible Income

Portfolio of Investments  ■  December 31, 2007 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Turkey (0.7%)
	Government Obligations
$100	Republic of Turkey	6.75%	04/03/18	$103,125
128	Republic of Turkey	11.00	01/14/13	156,960
55	Republic of Turkey	11.875	01/15/30	86,900
	Total Turkey			346,985
	Ukraine (0.1%)
	Government Obligations
40	Ukraine Ministry of Finance - 144A*	6.58	11/21/16	39,300
	United Kingdom (0.1%)
	Cable/Satellite
40	NTL Cable PLC (Great Britain)	8.75	04/15/14	39,900
	Venezuela (0.9%)
	Government Obligations
70	Republic of Venezuela	8.50	10/08/14	67,725
295	Republic of Venezuela	9.25	09/15/27	295,000
80	Republic of Venezuela	10.75	09/19/13	85,800
	Total Venezuela			448,525
	Total Foreign (Cost $7,704,948)			7,784,582
	United States (80.4%)
	Corporate Bonds (30.0%)
	Advertising/Marketing Services (1.0%)
260	Idears Inc.	8.00	11/15/16	239,850
65	Interpublic Group of Companies, Inc. (The)	6.25	11/15/14	55,575
240	Valassis Communications Inc.	8.25	03/01/15	215,100
				510,525
	Aerospace & Defense (0.1%)
69	Systems 2001 Asset Trust - 144A*	6.664	09/15/13	70,738
	Air Freight/Couriers (0.1%)
40	FedEx Corp.	7.25	02/15/11	42,612
	Apparel/Footwear (0.4%)
200	Phillips-Van Heusen Corp.	7.25	02/15/11	202,250
	Auto Parts: O.E.M. (0.6%)
345	ArvinMeritor, Inc.	8.75	03/01/12	323,437
	Beverages: Alcoholic (0.2%)
100	FBG Finance Ltd. - 144A*	5.125	06/15/15	97,379
	Broadcasting (0.2%)
120	Univision Communications - 144A*	9.75	03/15/15	109,950

See Notes to Financial Statements

Flexible Income

Portfolio of Investments  ■  December 31, 2007 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Cable/Satellite TV (1.2%)
$170	Cablevision Systems Corp. (Series B)	9.644	**%	04/01/09	$172,762
101	CCH I LLC/CCH I Cap Co.	11.00		10/01/15	82,820
140	Comcast Cable Communications, Inc.	6.75		01/30/11	146,469
140	EchoStar DBS Corp.	6.375		10/01/11	138,670
65	Echostar DBS Corp.	6.625		10/01/14	64,837
					605,558
	Casino/Gaming (1.3%)
840	Aladdin Gaming Holdings/Capital Corp. LLC (Series B) (a) (c) (i)	0.00		03/01/10	0
200	Isle of Capri Casinos	7.00		03/01/14	165,000
335	MGM Mirage Inc.	6.00		10/01/09	335,000
299	Resort At Summerlin LP/Ras Co. (Series B) (a) (c) (i)	13.00	†	12/15/07	0
165	Station Casinos, Inc.	6.00		04/01/12	147,675
30	Station Casinos, Inc.	6.875		03/01/16	22,050
					669,725
	Chemicals: Major Diversified (0.1%)
45	ICI Wilmington Inc.	4.375		12/01/08	44,948
	Chemicals: Specialty (0.8%)
280	Innophos, Inc.	8.875	**	08/15/14	280,000
120	Koppers Holdings, Inc.	0.00		11/15/14	101,400
26	Koppers Industry Inc.	9.875	#	10/15/13	27,495
					408,895
	Coal (0.1%)
35	Foundation PA Coal Co.	7.25		08/01/14	34,737
	Containers/Packaging (1.5%)
345	Berry Plastics Holding Corp.	8.875		09/15/14	329,475
150	Graphic Packaging International Corp.	9.50		08/15/13	148,875
260	Owens-Illinois, Inc.	7.50		05/15/10	264,550
					742,900
	Data Processing Services (0.4%)
70	Fiserv Inc.	6.80		11/20/17	71,737
105	Sungard Data Systems Inc.	9.125		08/15/13	107,362
					179,099
	Drugstore Chains (0.2%)
20	CVS Caremark Corp.	5.75		06/01/17	20,165
20	CVS Corp.	5.75		08/15/11	20,503
83	CVS Lease Pass Through - 144A*	6.036		12/10/28	79,633
					120,301

See Notes to Financial Statements

Flexible Income

Portfolio of Investments  ■  December 31, 2007 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Electric Utilities (2.4%)
$80	AES Corp. (The)	7.75%	03/01/14	$81,000
11	AES Corp. (The)	8.875	02/15/11	11,522
16	AES Corp. (The)	9.375	09/15/10	16,880
80	Arizona Public Service Co.	5.80	06/30/14	79,961
20	CenterPoint Energy Resources, Corp.	6.25	02/01/37	19,256
10	CenterPoint Energy Resources, Corp. (Series B)	7.875	04/01/13	10,992
70	Consumers Energy Co. (Series H)	4.80	02/17/09	69,853
50	Detroit Edison Co. (The)	6.125	10/01/10	51,870
45	Entergy Gulf States, Inc.	3.60	06/01/08	44,663
100	Entergy Gulf States, Inc.	5.524	12/01/09	99,372
205	IPALCO Enterprises, Inc.	8.375	11/14/08	209,612
30	IPALCO Enterprises, Inc.	8.625	11/14/11	31,500
70	Ohio Power Company (Series K)	6.00	06/01/16	70,875
49	PSEG Energy Holdings Inc.	8.625	02/15/08	49,336
205	Texas Comp Electric Holding Co. - 144A*	10.25	11/01/15	203,975
100	Texas Comp Electric Holding Co. - 144A*	10.25	11/01/15	99,500
50	Texas Eastern Transmission	7.00	07/15/32	56,134
				1,206,301
	Electrical Products (0.1%)
65	Cooper Industries, Inc.	5.25	11/15/12	67,033
	Finance/Rental/Leasing (1.2%)
60	Capmark Financial Group Inc. - 144A*	5.875	05/10/12	47,537
25	Capmark Financial Group Inc. - 144A*	6.30	05/10/17	18,667
620	Ford Motor Credit Co LLC.	7.25	10/25/11	537,445
				603,649
	Financial Conglomerates (1.4%)
90	Chase Manhattan Corp.	6.00	02/15/09	90,811
10	Chase Manhattan Corp.	7.00	11/15/09	10,427
20	General Electric Capital Corp. (Series A)	4.25	12/01/10	19,959
615	General Motors Acceptance Corp. LLC.	6.875	09/15/11	526,538
35	Prudential Financial Inc.	6.625	12/01/37	35,409
				683,144
	Food Retail (0.4%)
31	CA FM Lease Trust - 144A*	8.50	07/15/17	34,471
144	Delhaize America, Inc.	9.00	04/15/31	167,209
				201,680
	Food: Major Diversified (0.2%)
60	ConAgra Foods, Inc.	7.00	10/01/28	63,844
10	ConAgra Foods, Inc.	8.25	09/15/30	11,879
				75,723

See Notes to Financial Statements

Flexible Income

Portfolio of Investments  ■  December 31, 2007 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Food: Meat/Fish/Dairy (1.6%)
$85	Michael Foods Inc.	8.00%	11/15/13	$84,575
505	Pilgrim's Pride Corp.	7.625	05/01/15	498,687
125	Smithfield Foods Inc.	7.00	08/01/11	123,750
70	Smithfield Foods Inc.	7.625	02/15/08	70,175
20	Smithfield Foods Inc. (Series B)	8.00	10/15/09	20,300
				797,487
	Gas Distributors (0.2%)
120	NiSource Finance Corp.	5.585	11/23/09	118,894
	Home Building (0.1%)
45	Pulte Homes, Inc.	6.375	05/15/33	34,316
	Home Improvement Chains (0.2%)
100	Home Depot Inc.	5.116	12/16/09	98,015
	Hospital/Nursing Management (1.7%)
125	Columbia/HCA Healthcare Corp.	7.69	06/15/25	104,113
95	HCA, Inc.	5.75	03/15/14	79,325
210	HCA, Inc	6.25	02/15/13	184,800
90	HCA, Inc.	6.50	02/15/16	76,500
135	Sun Healthcare Group Inc.	9.125	04/15/15	136,688
200	Tenet Healthcare Corp.	7.375	02/01/13	176,000
70	Tenet Healthcare Corp.	9.875	07/01/14	67,025
				824,451
	Industrial Conglomerates (0.5%)
245	General Electric Co.	5.25	12/06/17	244,946
	Industrial Machinery (0.1%)
32	Goodman Global Holding Company, Inc. (Series B)	7.991	06/15/12	31,920
	Industrial Specialties (0.3%)
165	Johnsondiversy, Inc.	9.625	05/15/12	169,538
	Insurance Brokers/Services (0.4%)
190	Farmers Exchange Capital - 144A*	7.05	07/15/28	188,346
	Investment Banks/Brokers (0.6%)
55	Bear Stearns Companies Inc. (The)	5.55	01/22/17	49,376
70	Goldman Sachs GP	6.75	10/01/37	68,801
90	Lehman Brothers Holdings, Inc.	6.875	07/17/37	88,265
100	Merrill Lynch & Co	6.11	01/29/37	88,598
				295,040
	Major Banks (0.7%)
10	Bank of America Corp	5.75	12/01/17	10,042
125	MBNA Corp. (Series F)	5.308	05/05/08	125,232
215	Wachovia Capital Trust III	5.80	08/29/49	192,248
				327,522

See Notes to Financial Statements

Flexible Income

Portfolio of Investments  ■  December 31, 2007 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Media Conglomerates (0.5%)
$150	Time Warner, Inc.	5.109%	11/13/09	$146,374
85	Viacom, Inc.	6.875	04/30/36	85,497
				231,871
	Medical Specialties (0.3%)
110	Hospira, Inc.	5.31	03/30/10	109,252
40	Invacare Corp.	9.75	02/15/15	40,700
				149,952
	Medical/Nursing Services (0.4%)
181	Fresenius Medical Care Capital Trust	7.875	06/15/11	188,240
25	Fresenius Medical Care Capital Trust II	7.875	02/01/08	25,063
				213,303
	Miscellaneous Commercial Services (0.4%)
55	Iron Mountain Inc.	7.75	01/15/15	56,238
140	Iron Mountain Inc.	8.625	04/01/13	142,450
				198,688
	Miscellaneous Manufacturing (0.2%)
195	Propex Fabrics Inc.	10.00	12/01/12	88,725
	Motor Vehicles (0.1%)
55	DaimlerChrysler North American Holdings Co.	8.50	01/18/31	69,564
	Multi-Line Insurance (0.5%)
160	AIG SunAmerica Global Financing VI - 144A*	6.30	05/10/11	166,342
30	American General Finance Corp. (Series H)	4.625	09/01/10	29,777
35	Equitable Co.	6.50	04/01/08	35,161
				231,280
	Oil & Gas Pipelines (0.9%)
85	Colorado Interstate Gas Co.	6.80	11/15/15	88,907
95	Pacific Energy Partners/Finance	7.125	06/15/14	98,954
70	Plains All American Pipeline LP/PAA Finance Corp.	6.70	05/15/36	70,571
175	Williams Companies, Inc. (The)	7.875	09/01/21	194,906
				453,338
	Oil & Gas Production (1.9%)
110	Chaparral Energy Inc. - 144A*	8.875	02/01/17	99,825
320	Chesapeake Energy Corp.	7.50	09/15/13	328,800
335	Hilcorp Energy/Finance - 144A*	7.75	11/01/15	330,813
170	Husky Oil Ltd. (Canada)	8.90	08/15/28	172,273
				931,711
	Oilfield Services/Equipment (0.4%)
175	Helix Energy Solutions - 144A*	9.50	01/15/16	178,938

See Notes to Financial Statements

Flexible Income

Portfolio of Investments  ■  December 31, 2007 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Publishing: Books/Magazines (0.2%)
$95	Dex Media West/Finance	9.875%		08/15/13	$99,038
	Pulp & Paper (0.1%)
35	Glatfelter P.H.	7.125		05/01/16	34,650
	Railroads (0.3%)
125	Union Pacific Corp.	5.45		01/31/13	126,229
	Restaurants (0.3%)
15	Aramark Corp.	8.411		02/01/15	14,700
30	Aramark Corp.	8.50		02/01/15	30,525
105	Aramark Services Inc.	5.00		06/01/12	90,825
15	Tricon Global Restaurants, Inc.	8.875		04/15/11	16,557
					152,607
	Savings Banks (0.2%)
25	Household Finance Corp.	4.125		12/15/08	24,777
100	Washington Mutual Preferred Funding II	6.665		12/29/49***	59,086
					83,863
	Semiconductors (0.5%)
260	Freescale Semiconductor	8.875		12/15/14	233,350
	Specialty Stores (0.7%)
365	Sonic Automotive, Inc.	8.625		08/15/13	356,788
	Specialty Telecommunications (0.6%)
85	American Tower Corp.	7.125		10/15/12	87,763
90	American Tower Corp.	7.50		05/01/12	93,150
70	Qwest Capital Funding	7.25		02/15/11	69,300
42	Qwest Communications International	8.369	**	02/15/09	42,210
20	U.S. West Communications Corp.	5.625		11/15/08	20,000
					312,423
	Telecommunications (0.4%)
75	AT&T Corp.	8.00		11/15/31	92,378
181	Exodus Communications, Inc. (a) (c) (i)	11.625		07/15/10	0
433	Rhythms Netconnections, Inc. (a) (c) (i)	12.75		04/15/09	0
60	SBC Communications, Inc.	6.15		09/15/34	60,095
55	Sprint Capital Corp.	8.75		03/15/32	62,163
					214,636
	Tobacco (0.2%)
75	Reynolds American Inc.	6.50		07/15/10	77,162
	Water Utilities (0.2%)
100	Nalco Co.	7.75		11/15/11	101,750
	Wireless Telecommunications (0.4%)
180	Wind Acquisition Finance SA - 144A*	10.75		12/01/15	197,100
	Total Corporate Bonds (Cost $17,064,403)				14,868,025

See Notes to Financial Statements

Flexible Income

Portfolio of Investments  ■  December 31, 2007 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Asset-Backed Securities (1.8%)
	Finance/Rental/Leasing
$32	Bear Stearns Asset Backed 2005-AQ1 2A1	5.085	**%	03/25/35	$32,233
425	Capital Auto Receivables Asset Trust 2006-2 A3B	5.088	**	05/15/11	422,870
225	Citibank Credit Card Issuance Trust 2007-A8 Class A8	5.65	**	09/20/19	225,685
84	Countrywide Asset-Backed Certificates 2005-16 2AF1	5.015	**	05/25/36	84,221
41	RAAC Series 2006-SP1 A1	4.965	**	09/25/45	40,238
20	Specialty Underwriting & Residential Finance 2004-BC2 A2	5.135	**	05/25/35	18,750
7	Structured Asset Investment Loan Trust 2003-BC13 3A	5.205	**	11/25/33	7,063
57	Structured Asset Securities 2005-GEL1 A	5.215	**	12/25/34	55,338
	Total Asset-Backed Securities (Cost $889,716)				886,398
	U.S. Government Obligations (9.7%)
2,050	U.S. Treasury Bond	6.125		08/15/29	2,508,528
1,000	U.S. Treasury Note	5.375		02/15/31	1,126,954
1,750	U.S. Treasury Strips	0.00		08/15/17	1,162,119
	Total U.S. Government Obligations (Cost $4,448,242)				4,797,601
	Collateralized Mortgage Obligations (29.9%)
	U.S. Government Agencies (0.6%)
	Federal National Mortgage Assoc. (0.2%)
125	IO	6.50		03/01/20	17,771
116	IO	7.00		12/01/34	24,255
108	IO	7.00		11/01/19	15,309
182	IO	8.00		06/01/35	35,248
					92,583
219	Freddie Mac Whole Loan 2005-S001 2A2 (0.4%)	5.015	**	09/25/45	216,389
	Total U.S. Government Agencies				308,972
	Private Issues (29.3%)
	American Home Mortgage Investment Trust
144	2007-5 A3	5.165	**	06/25/47	116,198
447	2007-1 GA1C	5.055	**	05/25/47	417,754
143	2006-4	5.093	**	10/25/46	116,937
349	2005-2 1A1	5.165	**	09/25/45	325,192

See Notes to Financial Statements

Flexible Income

Portfolio of Investments  ■  December 31, 2007 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Bank of America Commerical Mortgage Inc.
$250	2007	5.414	**%	09/10/47	$251,940
250	2007	5.745	**	02/10/51	258,288
200	2007-3 A4	5.659	**	06/10/49	204,865
	Bear Stearns Mortgage Funding Trust
4,177	2007-N5 5C (IO)	0.588	**	04/25/37	125,323
2,887	2007-N2 12C (IO)	1.844	**	03/27/36	73,912
3,869	2007-N2 13C (IO)	1.542	**	03/27/36	89,364
5,409	2007-N2 14C (IO)	1.429	**	03/27/36	110,332
4,205	2007-N3 10C (IO)	2.57	**	06/26/36	106,392
200	2007-PW17	5.694	**	06/11/50	204,619
321	2006-AR4 1A	5.075	**	12/25/36	303,248
370	2006-AR1 1A2	5.115	**	07/25/36	342,499
287	2006-AR5 1A1	5.025	**	12/25/36	273,255
	Citigroup Commercial Mortgage Trust
200	2007-C6 A4	5.70	**	12/10/49	206,058
200	2007-C5 A4	5.431	**	10/15/49	201,519
	Commercial Mortgage Pass-Through Certificate
200	2007-C9 A4	5.816	**	12/10/49	207,668
	Countrywide Alternative Loan Trust
1,183	2006-0A12 X (IO)	1.04	**	03/20/46	53,840
1,880	2005-58R A (IO)	1.557	**	12/20/35	76,200
1,401	2005-59R A (IO)	1.439	**	12/20/35	46,262
1,380	2005-81 X1 (IO)	0.956	**	02/25/37	71,994
4,069	2006-OA17 1XP (IO)	1.276	**	12/20/46	204,020
2,884	2006-0A22 CP	0.00		02/25/47	73,283
3,590	2005-41 1X (IO)	0.983	**	09/25/35	89,741
1,431	2007-0A7 CP (IO)	1.823	**	05/25/47	45,738
2,227	2006-0A21 X (IO)	1.53	**	03/20/47	121,541
381	2007-0A8 2A2	5.095	**	06/25/47	344,964
163	2006-0A17 1XP (IO)	5.25	**	12/20/46	130,475
161	2006-0A21 X (IO)	5.23	**	03/20/47	131,880
312	2007-0A9 A1	5.155	**	06/25/47	297,319
179	2005-56 2A2	6.828	**	11/25/35	176,859
225	2005-76 2A2	6.488	**	02/25/36	225,510
309	2006-0A16 A3	5.115	**	10/25/46	267,070
92	2006-OA6 1A4B	5.025	**	07/25/46	90,341
	Countrywide Home Loans
212	2006-OA5 1A2	5.165	**	04/25/46	196,864
757	2004-20 X (IO)	1.148	**	10/25/34	13,242

See Notes to Financial Statements

Flexible Income

Portfolio of Investments  ■  December 31, 2007 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Deutsche Alt-A Securities Income Mortgage
$163	2006-OA1 A3	5.693	**%	02/25/47	$135,818
	DSLA Mortgage Loan Trust
264	2006-AR1 2A1A	5.728	**	04/19/47	250,247
299	2006-AR2 2A1A	5.165	**	11/19/37	282,795
367	2007-AR1 2A1A	5.105	**	04/19/38	343,986
	Greenpoint Mortgage Funding Trust
237	2006-AR2 3A2	5.185	**	03/25/36	218,255
644	2005-AR3 X1 (IO)	1.207	**	08/25/45	20,465
899	2005-AR4 X4 (IO)	1.991	**	10/25/45	30,348
	GS Mortgage Securities Corp.
596	2006-0A1R A (IO)	1.71	**	08/25/35	23,473
	Harborview Mortgage Loan Trust
1	2006-1 PO1 (PO)	0.00		03/19/37	551
1,346	2005-2 X (IO)	1.464	**	05/19/35	31,119
928	2005-3 X2 (IO)	0.321	**	06/19/35	23,194
1,214	2006-1 X1 (IO)	0.414	**	03/19/37	53,863
266	2006-7 2A1B	5.215	**	10/19/37	241,704
305	2006-9 2AB2	5.229	**	11/19/36	279,257
333	2006-10 2A1A	5.145	**	11/19/36	315,242
196	2006-1 2A1A	5.205	**	03/19/37	183,725
279	2006-8	5.182	**	08/21/36	258,009
338	2007-1 2A1A	4.995	**	04/19/38	316,245
189	2006-9 NIM 144A*	0.00		12/15/36	104,895
	Indymac Index Mortgage Loan Trust
865	2005-AR12 AX2 (IO)	1.057	**	07/25/35	31,373
227	2005-AR4 2A1A	5.145	**	03/25/35	212,853
	JP Morgan Chase Commercial Mortgage Securities Corp.
250	2007-LD11 A4	5.819	**	06/15/49	259,182
	LB-UBS Commercial Mortgage Trust
200	2007-C6	5.858	**	07/15/40	207,257
	Luminent Mortgage Trust
176	2006-1 A1	5.105	**	04/25/36	165,938
	Residential Accredit Loans, Inc.
1,623	2007-Q03 SB (IO)	1.157	**	03/25/47	56,815
2,897	2007-Q04 SB (IO)	2.899	**	05/25/47	108,657
7,429	2007-Q05 SB (IO)	0.00		08/25/47	181,071
82	2006-Q01 2A1	5.135	**	02/25/46	77,820
525	2007-Q04 A1	5.065	**	05/25/47	492,916
80	2006-Q01 1A1	5.125	**	02/25/46	74,122
317	2006-Q06 A2	5.095	**	06/25/46	289,343
264	2005-Q03 A2	5.265	**	10/25/45	240,541

See Notes to Financial Statements

Flexible Income

Portfolio of Investments  ■  December 31, 2007 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Structured Asset Mortgage Investments, Inc.
$359	2005-14 A1	5.175	**%	07/25/35	$336,344
105	2006-AR3 3A1	5.055	**	02/25/36	98,726
133	2006-AR6 1A5	5.145	**	07/25/36	111,540
359	2006-AR7 A2A	5.095	**	08/25/36	335,657
338	2006-AR8 A1A	5.065	**	10/25/36	321,431
408	2007-AR4 A4A	5.045	**	09/25/47	389,089
	Washington Mutual
15	2005-AR19 A1	5.115	**	12/25/45	14,458
53	2005-AR17 A1	5.115	**	12/25/45	52,117
374	2007-OA6 CA1B	5.095	**	07/25/47	341,642
59	2005-AR15 A1B1	5.115	**	11/25/45	58,065
127	2006-AR5 4A1B	5.145	**	07/25/46	105,633
	Washington Mutual Mortgage Pass-Through
223	2006-AR2 A1A	5.728	**	04/25/46	212,779
	Total Private Issues				14,481,066
	Total Collateralized Mortgage Obligations (Cost $16,414,368)				14,790,038
	U.S. Government Agencies-Mortgage-Backed Securities (9.0%)
	Federal Home Loan Mortgage Corp. (Gold) (0.4%)
172		7.50		12/01/31 - 06/01/32	183,728
	Federal National Mortgage Assoc. (4.7%)
431		6.50		07/01/29 - 11/01/33	445,893
953		7.00		04/01/31 - 09/01/34	1,005,062
379		7.286		05/01/36	389,110
122		7.50		02/1/31 - 03/01/32	129,962
232		8.00		02/01/12 - 06/01/31	246,833
110		8.50		06/01/30	118,166
					2,335,026
	Federal National Mortgage Assoc. (ARM) (3.7%)
232		5.006		09/01/35	232,019
243		5.108		11/01/35	244,383
235		5.126		06/01/35	236,761
217		5.248		03/01/37	218,870
264		7.34		07/01/36	269,210
379		7.348		07/01/36	389,005
243		7.361		08/01/36	248,149
					1,838,397

See Notes to Financial Statements

Flexible Income

Portfolio of Investments  ■  December 31, 2007 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Government National Mortgage Assoc. (0.2%)
$55		7.50%	04/15/26 - 08/15/29	$59,034
24		8.00	02/15/26 - 06/15/26	25,642
				84,676
	Total U.S. Government Agencies-Mortgage-Backed Securities (Cost $4,437,108)			4,441,827
	Total United States (Cost $43,253,837)			39,783,889
	Total Government & Corporate Bonds (Cost $50,958,785)			47,568,471
	Senior Loans (0.9%)
	Financial Publishing/Services (0.5%)
264	First Data Co.	7.959	09/24/14	251,782
	Oil & Gas Production (0.4%)
170	Sandridge Energy	8.625	04/01/15	169,575
	Total Senior Loans (Cost $426,842)			421,357
	Convertible Bond (0.1%)
	Telecommunication Equipment
39	Nortel Networks Corp. (Canada) (Cost $38,664)	4.25	09/01/08	38,464

NUMBER OF SHARES
	Common Stocks (0.0%)
	Casino/Gaming (0.0%)
787	Fitzgeralds Gaming Corp.+ (e) (i)	0
	Electric Utilities (0.0%)
13	PNM Resources Inc. (d)	279
	Food: Specialty/Candy (0.0%)
100	SFAC New Holdings Inc.++	0
18	SFFB New Holdings Inc.	0
		0
	Restaurants (0.0%)
10,137	Catalina Restaurant Group (Escrow) (d) (e) (i)	101
	Specialty Telecommunications (d) (e) (0.0%)
1,171	Birch Telecom Inc. ## (i)	12
16,679	PFB Telecom NV (Series B) (i)	0
109	XO Holdings, Inc.	225
		237

See Notes to Financial Statements

Flexible Income

Portfolio of Investments  ■  December 31, 2007 continued

NUMBER OF SHARES		VALUE
	Telecommunications (0.0%)
352	Viatel Holdings Bermuda Ltd. (Bermuda) (d) (e)	$2
	Textiles (0.0%)
11,192	U.S. Leather, Inc. (d) (e) (i)	0
	Wireless Telecommunications (d) (0.0%)
46	USA Mobility, Inc.	658
	Total Common Stocks (Cost $1,904,622)	1,277

NUMBER OF WARRANTS		EXPIRATION DATE
	Warrants (e) (0.0%)
	Casino/Gaming (i) (0.0%)
9,000	Aladdin Gaming Enterprises, Inc. - 144A*	03/01/10	0
	Specialty Telecommunications (d) (0.0%)
219	XO Holdings, Inc. (Series A)	01/16/10	46
164	XO Holdings, Inc. (Series B)	01/16/10	21
164	XO Holdings, Inc. (Series C)	01/16/10	8
			75
	Total Warrants (Cost $249)		75

NUMBER OF CONTRACTS
	Put Options Purchased (0.0%)
43	90 day Euro $ March/2008 @ 94.75	269
2,000,000	CHF March/2008 @ 1.18	7,112
	Total Put Options Purchased (Cost $64,326)	7,381

NUMBER OF SHARES (000)		COUPON RATE	MATURITY DATE
	Short-Term Investments (3.5%)
	Investment Company (g) (3.1%)
1,558	Morgan Stanley Institutional Liquidity Money Market Portfolio - Institutional Class (Cost $1,557,874)	5.06%	01/02/08	1,557,874

See Notes to Financial Statements

Flexible Income

Portfolio of Investments  ■  December 31, 2007 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	U.S. Government Obligations (b) (0.4%)
$15	U.S. Treasury Bills	3.20%	01/10/08	$14,988
25	U.S. Treasury Bills	3.761	01/10/08	24,976
35	U.S. Treasury Bills	2.72	01/10/08	34,976
25	U.S. Treasury Bills	2.75	01/10/08	24,983
100	U.S. Treasury Bills	4.65	01/10/08	98,076
	Total U.S. Government Obligations (Cost $197,999)			197,999
	Total Short-Term Investments (Cost $1,755,873)			1,755,873
	Total Investments (Cost $55,149,361) (h) (j)		100.6%	49,792,898
	Liabilities in Excess of Other Assets		(0.6)	(276,880)
	Net Assets		100.0%	$49,516,018

  IO  Interest Only security.

  PO  Principal Only security.

  ARM  Adjustable Rate Mortgage. Interest rate in effect as of December 31, 2007.

  *  Resale is restricted to qualified institutional investors.

  **  Floating rate security, rate shown is the rate in effect at December 31, 2007.

  ***  Security issued with perpetual maturity.

  #  Currently a zero coupon bond and will pay interest at the rate shown at a future date.

  ##  Resale is restricted; acquired (between 06/18/98 and 08/15/99) at a cost basis of $573,998.

  †  Payment-in-kind security.

  +  Resale is restricted; acquired (12/22/98) at a cost basis of $3,549.

  ++  Resale is restricted; acquired (06/10/99) at a cost basis of $1.

  +++  Capital appreciation bond.

  (a)  Issuer in bankruptcy.

  (b)  All or a portion of this security has been physically segregated in connection with open futures contracts in the amount of $181,869.

  (c)  Non-income producing security; bond in default.

  (d)  Acquired through exchange offer.

  (e)  Non-income producing securities.

  (g)  See Note 4 to the financial statements regarding investments in Morgan Stanley Institutional Liquidity Money Market Portfolio - Institutional Class.

  (h)  Securities have been designated as collateral in amount equal to $30,894,169 in connection with forward foreign currency contracts and open futures contracts.

  (i)  Securities with a total market value equal to $51,811 have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

  (j)  The aggregate cost for federal income tax purposes is $55,006,616. The aggregate gross unrealized appreciation is $848,759 and the aggregate gross unrealized depreciation is $6,062,477, resulting in net unrealized depreciation of $5,213,718.

See Notes to Financial Statements

Flexible Income

Portfolio of Investments  ■  December 31, 2007 continued

Currency Abbreviations:

ARS  Argentina Peso.

BRL  Brazilian Real.

EUR  Euro.

JPY  Japanese Yen.

MXN  Mexican New Peso.

RUB  Russian Ruble.

Futures Contracts Open at December 31, 2007:

NUMBER OF CONTRACTS	LONG/SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
49	Long	US Treasury Bond 5 Year March 2008	$5,403,781	$20,162
7	Long	US Treasury Bond 2 Year March 2008	1,471,750	2,190
1	Short	90 Day Euro $ Future March 2009	(241,575)	(2,515)
3	Short	90 Day Euro $ Future December 2010	(717,225)	(4,408)
3	Short	90 Day Euro $ Future September 2010	(718,050)	(4,696)
3	Short	90 Day Euro $ Future March 2008	(718,238)	(2,331)
3	Short	90 Day Euro $ Future June 2010	(719,025)	(5,183)
3	Short	90 Day Euro $ Future June 2008	(721,913)	(4,805)
3	Short	90 Day Euro $ Future September 2008	(723,825)	(6,120)
3	Short	90 Day Euro $ Future December 2008	(724,725)	(7,045)
5	Short	90 Day Euro $ Future March 2010	(1,200,312)	(9,701)
5	Short	90 Day Euro $ Future December 2009	(1,202,250)	(10,780)
6	Short	90 Day Euro $ Future September 2009	(1,445,250)	(14,052)
44	Short	US Treasury Bond 10 Year March 2008	(4,989,188)	(34,997)
81	Short	US Treasury Bond 20 Year March 2008	(9,426,375)	2,773
Net Unrealized Depreciation				$(81,508)

See Notes to Financial Statements

Flexible Income

Portfolio of Investments  ■  December 31, 2007 continued

Forward Foreign Currency Contracts Open at December 31, 2007:

CONTRACTS TO DELIVER		IN EXCHANGE FOR	DELIVERY DATE	UNREALIZED APPRECIATION (DEPRECIATION)
EUR	1,525,000	$2,253,294	03/06/08	$25,190
JPY	28,000,000	249,040	01/09/08	(5,056)
Net Unrealized Depreciation				$20,134

Currency Abbreviations:

EUR  Euro.

JPY  Japanese Yen.

See Notes to Financial Statements

Flexible Income

Portfolio of Investments  ■  December 31, 2007 continued

Credit Default Swap Contracts Open at December 31, 2007:

SWAP COUNTERPARTY AND REFERENCE OBLIGATION	BUY/SELL PROTECTION	NOTIONAL AMOUNT (000'S)	PAY/RECEIVE FIXED RATE	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Goldman Sachs International Hartford Life Inc	Buy	280	0.120	December 20, 2011	$2,068
Goldman Sachs International Motorola, Inc.	Buy	90	0.150	December 20, 2011	1,543
Goldman Sachs International Motorola, Inc.	Buy	190	0.157	December 20, 2011	3,209
Goldman Sachs International Union Pacific Corporation	Buy	135	0.200	December 20, 2011	595
Citigroup Global Markets Covidien	Buy	107	0.430	March 20, 2012	(772)
Citigroup Global Markets Covidien	Buy	53	0.430	March 20, 2012	(386)
Citigroup Global Markets Tyco Electronics	Buy	107	0.430	March 20, 2012	(108)
Citigroup Global Markets Tyco Electronics	Buy	53	0.430	March 20, 2012	(54)
Citigroup Global Markets Tyco International	Buy	107	0.430	March 20, 2012	(108)
Citigroup Global Markets Tyco International	Buy	53	0.430	March 20, 2012	(54)
Goldman Sachs International Chubb Corp	Buy	270	0.100	March 20, 2012	1,812
Goldman Sachs International Dell Inc	Buy	135	0.220	March 20, 2012	415
Goldman Sachs International Gap Inc	Buy	160	1.190	March 20, 2012	(2,865)
Goldman Sachs International Qwest Capital Funding	Sell	125	3.250	December 20, 2012	(861)
Lehman Brothers DJ CDX NA HVOL	Sell	980	3.750	December 20, 2012	19,762
Net Unrealized Appreciation					$24,196

See Notes to Financial Statements

Flexible Income

Portfolio of Investments  ■  December 31, 2007 continued

Interest Rate Swap Contracts Open at December 31, 2007:

COUNTERPARTY	NOTIONAL AMOUNT (000'S)	PAYMENTS MADE BY PORTFOLIO	RECEIVED BY PORTFOLIO @	TERMINATION DATE	UNREALIZED APPRECIATION
Deutsche Bank AG, New York	$7,100	Fixed Rate 5.349%	Floating Rate 5.360%	May 24, 2017	$390,216
JPMorgan Chase N.A. New York	1,000	Fixed Rate 5.472	Floating Rate 5.530	August 16, 2017	64,329
JPMorgan Chase N.A. New York	1,000	Fixed Rate 5.463	Floating Rate 5.520	August 17, 2017	63,649
JPMorgan Chase N.A. New York	1,000	Fixed Rate 5.451	Floating Rate 5.510	August 20, 2017	62,659
JPMorgan Chase N.A. New York	1,750	Fixed Rate 5.088	Floating Rate 5.725	September 11, 2017	58,833
Deutsche Bank AG, New York	2,500	Fixed Rate 5.198	Floating Rate 5.240	October 4, 2017	107,250
JPMorgan Chase N.A. New York	822	Fixed Rate 4.390	Floating Rate 5.140	December 11, 2012	7,348
Total Unrealized Appreciation					$754,284

@  Floating rate represents USD-3 months LIBOR.

See Notes to Financial Statements

Balanced

Portfolio of Investments  ■  December 31, 2007

NUMBER OF SHARES		VALUE
	Common Stocks (66.1%)
	Aerospace & Defense (1.1%)
12,040	Raytheon Co.	$730,828
	Beverages: Non-Alcoholic (1.3%)
14,910	Coca-Cola Co. (The)	915,027
	Cable/Satellite TV (0.4%)
16,420	Comcast Corp. (Class A)*	299,829
	Chemicals: Major Diversified (3.0%)
20,260	Bayer AG (ADR) (Germany)	1,847,473
5,680	Du Pont (E.I.) de Nemours & Co.	250,431
		2,097,904
	Computer Communications (0.4%)
10,370	Cisco Systems, Inc.*	280,716
	Computer Peripherals (0.2%)
5,700	EMC Corp.*	105,621
	Computer Processing Hardware (0.7%)
10,160	Hewlett-Packard Co.	512,877
	Discount Stores (2.2%)
32,000	Wal-Mart Stores, Inc.	1,520,960
	Drugstore Chains (0.1%)
37,210	Rite Aid Corp.*	103,816
	Electric Utilities (4.0%)
21,520	American Electric Power Co., Inc.	1,001,971
9,850	Entergy Corp.	1,177,272
8,810	FirstEnergy Corp.	637,315
		2,816,558
	Electronics/Appliances (0.2%)
2,400	Sony Corp. (ADR) (Japan)	130,320
	Finance/Rental/Leasing (0.8%)
15,902	Freddie Mac	541,781
	Financial Conglomerates (2.9%)
19,717	Citigroup, Inc.	580,468
32,446	JPMorgan Chase & Co.	1,416,268
		1,996,736
	Food: Major Diversified (2.6%)
10,640	ConAgra Foods Inc.	253,126
18,450	Kraft Foods Inc. (Class A)	602,024
26,430	Unilever N.V. (NY Registered Shares) (Netherlands)	963,638
		1,818,788

See Notes to Financial Statements

Balanced

Portfolio of Investments  ■  December 31, 2007 continued

NUMBER OF SHARES		VALUE
	Food: Specialty/Candy (1.0%)
14,530	Cadbury Schweppes PLC (ADR) (United Kingdom)	$717,346
	Home Improvement Chains (0.3%)
8,310	Home Depot, Inc. (The)	223,871
	Household/Personal Care (1.6%)
6,480	Estee Lauder Companies, Inc. (The) (Class A)	282,593
3,790	Kimberly-Clark Corp.	262,799
8,060	Procter & Gamble Co. (The)	591,765
		1,137,157
	Industrial Conglomerates (3.7%)
28,500	General Electric Co.	1,056,495
7,340	Siemens AG (ADR) (Germany)	1,155,022
9,802	Tyco International Ltd. (Bermuda)	388,649
		2,600,166
	Insurance Brokers/Services (1.6%)
41,812	Marsh & McLennan Companies, Inc.	1,106,764
	Integrated Oil (3.6%)
9,580	ConocoPhillips	845,914
6,820	Exxon Mobil Corp.	638,966
12,140	Royal Dutch Shell PLC (ADR) (Class A) (United Kingdom)	1,022,188
		2,507,068
	Internet Software/Services (0.8%)
24,990	Yahoo! Inc.*	581,267
	Investment Banks/Brokers (2.2%)
5,543	Bear Stearns Companies, Inc. (The)	489,170
20,992	Charles Schwab Corp. (The)	536,346
2,646	Lehman Brothers Holdings Inc.	173,154
5,693	Merrill Lynch & Co., Inc.	305,600
		1,504,270
	Life/Health Insurance (0.3%)
12,780	Aegon N.V. (NY Registered Shares) (Netherlands)	224,033
	Major Banks (1.2%)
9,906	Bank of America Corp.	408,722
6,836	PNC Financial Services Group, Inc.	448,783
		857,505
	Major Telecommunications (3.4%)
5,147	Embarq Corp.	254,931
14,910	France Telecom S.A. (ADR) (France)	531,243
14,975	Sprint Nextel Corp.	196,622
32,078	Verizon Communications, Inc.	1,401,488
		2,384,284

See Notes to Financial Statements

Balanced

Portfolio of Investments  ■  December 31, 2007 continued

NUMBER OF SHARES		VALUE
	Managed Health Care (0.2%)
3,130	CIGNA Corp.	$168,175
	Media Conglomerates (3.3%)
70,110	Time Warner, Inc.	1,157,516
25,923	Viacom Inc. (Class B)*	1,138,538
		2,296,054
	Medical Specialties (1.2%)
6,980	Applera Corp. - Applied Biosystems Group	236,762
23,890	Boston Scientific Corp.*	277,841
7,892	Covidien Ltd. (Bermuda)	349,537
		864,140
	Motor Vehicles (0.3%)
7,080	Honda Motor Co., Ltd. (ADR) (Japan)	234,631
	Multi-Line Insurance (0.7%)
5,730	Hartford Financial Services Group, Inc. (The) (Note 4)	499,599
	Oil & Gas Pipelines (0.5%)
9,280	Williams Companies, Inc. (The)	332,038
	Oil & Gas Production (1.5%)
2,400	Devon Energy Corp.	213,384
10,710	Occidental Petroleum Corp.	824,563
		1,037,947
	Oil Refining/Marketing (0.2%)
2,400	Marathon Oil Corp.	146,064
	Oilfield Services/Equipment (1.1%)
7,800	Schlumberger Ltd. (Netherlands Antilles)	767,286
	Packaged Software (0.6%)
5,800	Oracle Corp.*	130,964
16,650	Symantec Corp.*	268,731
		399,695
	Pharmaceuticals: Major (9.4%)
23,370	Abbott Laboratories	1,312,226
36,890	Bristol-Myers Squibb Co.	978,323
15,150	Lilly (Eli) & Co.	808,859
8,910	Novartis AG (ADR) (Switzerland)	483,902
8,280	Pfizer, Inc.	188,204
6,980	Roche Holdings AG (ADR) (Switzerland)	597,314
52,550	Schering-Plough Corp.	1,399,932
18,640	Wyeth	823,702
		6,592,462

See Notes to Financial Statements

Balanced

Portfolio of Investments  ■  December 31, 2007 continued

NUMBER OF SHARES		VALUE
	Precious Metals (1.0%)
14,650	Newmont Mining Corp.	$715,360
	Property - Casualty Insurers (2.5%)
14,590	Chubb Corp. (The)	796,322
17,856	Travelers Companies, Inc. (The)	960,653
		1,756,975
	Restaurants (0.7%)
4,350	McDonald's Corp.	256,259
11,000	Starbucks Corp.*	225,170
		481,429
	Semiconductors (1.2%)
24,619	Intel Corp.	656,343
27,040	Micron Technology, Inc.*	196,040
		852,383
	Specialty Stores (0.3%)
15,242	Office Depot, Inc.*	212,016
	Telecommunication Equipment (0.8%)
71,090	Alcatel-Lucent (ADR) (France)	520,379
	Tobacco (1.0%)
9,580	Altria Group, Inc.	724,053
	Total Common Stocks (Cost $39,131,498)	46,316,178

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE
	Corporate Bonds (7.6%)
	Aerospace & Defense (0.1%)
$80	Systems 2001 Asset Trust - 144A** (Cayman Islands)	6.664%	09/15/13	82,056
	Airlines (0.1%)
98	America West Airlines, Inc. (Series 01-1)	7.10	04/02/21	101,615
	Beverages: Alcoholic (0.2%)
70	FBG Finance Ltd. - 144A** (Australia)	5.125	06/15/15	68,166
70	Miller Brewing Co. - 144A**	4.25	08/15/08	69,706
				137,872
	Cable/Satellite TV (0.1%)
10	Comcast Cable Communications, Inc.	6.75	01/30/11	10,462
25	Comcast Cable Communications, Inc.	7.125	06/15/13	26,757
15	Comcast Corp.	6.50	01/15/15	15,679
10	Comcast LCI Holdings	7.625	02/15/08	10,025
				62,923

See Notes to Financial Statements

Balanced

Portfolio of Investments  ■  December 31, 2007 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Chemicals: Major Diversified (0.1%)
$40	ICI Wilmington Inc.	4.375%		12/01/08	$39,954
	Drugstore Chains (0.1%)
5	CVS Caremark Corp.	5.75		06/01/17	5,041
20	CVS Caremark Corp.	5.75		08/15/11	20,503
54	CVS Lease Pass-Through - 144A**	6.036		12/10/28	51,789
					77,333
	Electric Utilities (0.7%)
60	Arizona Public Service Co.	5.80		06/30/14	59,971
70	Carolina Power & Light Co.	5.125		09/15/13	70,221
20	CenterPoint Energy Resources Corp.	6.25		02/01/37	19,256
10	CenterPoint Energy Resources Corp. (Series B)	7.875		04/01/13	10,992
25	Consolidated Natural Gas Co. (Series C)	6.25		11/01/11	26,008
45	Consumers Energy Co. (Series H)	4.80		02/17/09	44,906
40	Detroit Edison Co. (The)	6.125		10/01/10	41,496
30	Entergy Gulf States, Inc.	3.60		06/01/08	29,775
45	Entergy Gulf States, Inc.	5.524	†	12/01/09	44,717
25	Ohio Edison Co.	6.40		07/15/16	25,644
65	Ohio Power Co. (Series K)	6.00		06/01/16	65,813
45	Public Service Electric & Gas Co. (Series B)	5.00		01/01/13	44,786
35	Texas Eastern Transmission	7.00		07/15/32	39,294
					522,879
	Electrical Products (0.1%)
65	Cooper Industries, Inc.	5.25		11/15/12	67,033
	Electronics/Appliances (0.1%)
45	LG Electronics Inc. - 144A** (South Korea)	5.00		06/17/10	45,071
	Finance/Rental/Leasing (0.3%)
50	Capmark Financial Group Inc. - 144A**	5.875		05/10/12	39,614
25	Capmark Financial Group Inc. - 144A**	6.30		05/10/17	18,667
55	Countrywide Home Loans, Inc. (Series L)	3.25		05/21/08	49,706
80	Nationwide Building Society - 144A** (United Kingdom)	4.25		02/01/10	79,967
					187,954
	Financial Conglomerates (0.3%)
105	Bank One Corp. (Series A)	6.00		02/17/09	105,965
20	Brookfield Asset Management Inc. (Canada)	5.80		04/25/17	20,171
40	Citigroup Inc.	5.875		05/29/37	37,456
25	General Electric Capital Corp. (Series A)	4.25		12/01/10	24,949
10	General Electric Capital Corp. (Series A)	5.875		02/15/12	10,429
15	Prudential Financial, Inc. (Series MTN)	6.625		12/01/37	15,175
					214,145

See Notes to Financial Statements

Balanced

Portfolio of Investments  ■  December 31, 2007 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Food Retail (0.1%)
$55	Fred Meyer, Inc.	7.45%		03/01/08	$55,195
	Food: Major Diversified (0.1%)
30	ConAgra Foods, Inc.	7.00		10/01/28	31,922
20	ConAgra Foods, Inc.	8.25		09/15/30	23,758
					55,680
	Gas Distributors (0.1%)
45	NiSource Finance Corp.	5.585	†	11/23/09	44,585
	Home Improvement Chains (0.1%)
90	Home Depot Inc.	5.116	†	12/16/09	88,214
	Industrial Conglomerates (0.4%)
175	General Electric Co.	5.25		12/06/17	174,961
50	Textron Financial Corp.	4.125		03/03/08	49,954
45	Textron Financial Corp. (Series MTN)	5.125		02/03/11	46,248
					271,163
	Insurance Brokers/Services (0.3%)
200	Farmers Exchange Capital - 144A**	7.05		07/15/28	198,259
	Investment Banks/Brokers (0.3%)
35	Bear Stearns Co. Inc. (The)	6.40		10/02/17	33,876
100	Goldman Sachs Group, Inc. (The)	6.75		10/01/37	98,287
85	Lehman Brothers Holdings Inc.	6.875		07/17/37	83,362
					215,525
	Major Banks (0.6%)
140	Bank of America Corp.	5.75		12/01/17	140,584
55	HSBC Finance Corp.	6.75		05/15/11	57,098
45	Popular North America, Inc. (Series F)	5.65		04/15/09	45,454
130	Unicredit Luxembourg Finance S.A. - 144A** (Luxembourg)	5.143		10/24/08	129,769
80	Wells Fargo Co.	5.625		12/11/17	80,200
					453,105
	Major Telecommunications (0.6%)
15	AT&T Corp.	8.00		11/15/31	18,476
70	AT&T Inc.	6.30		01/15/38	71,361
65	France Telecom S.A. (France)	8.50		03/01/31	84,527
45	SBC Communications, Inc.	6.15		09/15/34	45,071
45	Sprint Capital Corp.	8.75		03/15/32	50,860
35	Telecom Italia Capital SA (Luxembourg)	4.00		11/15/08	34,555
50	Telecom Italia Capital SA (Luxembourg)	4.00		01/15/10	48,995
65	Telefonica Europe BV (Netherlands)	8.25		09/15/30	80,489
60	Verizon New England Inc.	6.50		09/15/11	63,052
					497,386

See Notes to Financial Statements

Balanced

Portfolio of Investments  ■  December 31, 2007 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Managed Health Care (0.1%)
$40	UnitedHealth Group Inc.	5.204	†%	03/02/09	$39,995
35	UnitedHealth Group Inc.	4.125		08/15/09	34,806
					74,801
	Media Conglomerates (0.2%)
110	Time Warner, Inc.	5.109	†	11/13/09	107,341
65	Viacom, Inc.	6.875		04/30/36	65,380
					172,721
	Motor Vehicles (0.1%)
35	DaimlerChrysler North American Holdings Co.	8.50		01/18/31	44,268
	Multi-Line Insurance (0.4%)
180	AIG SunAmerica Global Financing VI - 144A*	6.30		05/10/11	187,135
65	American General Finance Corp. (Series H)	4.625		09/01/10	64,518
35	Equitable Co.	6.50		04/01/08	35,161
					286,814
	Oil & Gas Pipelines (0.1%)
60	Plains All American Pipeline LP/PAA Finance Corp.	6.70		05/15/36	60,489
	Oil Refining/Marketing (0.1%)
45	Valero Energy Corp.	3.50		04/01/09	44,246
	Other Metals/Minerals (0.1%)
70	Brascan Corp. (Canada)	7.125		06/15/12	75,217
	Property - Casualty Insurers (0.5%)
200	Mantis Reef Ltd. - 144A** (Australia)	4.692		11/14/08	200,747
30	Platinum Underwriters Finance Inc. (Series B)	7.50		06/01/17	31,008
100	XLLIAC Global Funding - 144A**	4.80		08/10/10	100,658
					332,413
	Railroads (0.1%)
35	Burlington Santa Fe Corp.	6.125		03/15/09	35,472
35	Union Pacific Corp.	6.625		02/01/08	35,042
					70,514
	Real Estate Development (0.2%)
130	World Financial Properties - 144A**	6.91		09/01/13	135,948
	Real Estate Investment Trusts (0.1%)
90	iStar Financial Inc.	5.496	†	03/09/10	80,746
	Regional Banks (0.2%)
110	Marshall & Ilsley Bank (Series T)	3.80		02/08/08	109,860
	Restaurants (0.1%)
50	Tricon Global Restaurants, Inc.	8.875		04/15/11	55,191

See Notes to Financial Statements

Balanced

Portfolio of Investments  ■  December 31, 2007 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Savings Banks (0.5%)
$15	Household Finance Corp.	4.125%		12/15/08	$14,866
20	Household Finance Corp.	5.875		02/01/09	20,174
25	Household Finance Corp.	6.375		10/15/11	25,780
55	Household Finance Corp.	6.40		06/17/08	55,263
110	Sovereign Bancorp, Inc.	5.114	†	03/23/10	109,211
55	Washington Mutual Bank	5.50		01/15/13	48,853
45	Washington Mutual Inc.	8.25		04/01/10	42,990
					317,137
	Total Corporate Bonds (Cost $5,248,316)				5,278,312
	U.S. Government Obligations (10.0%)
	U.S. Treasury Bonds
400		4.50		02/15/36	402,156
905		5.375		02/15/31	1,019,893
275		6.125		08/15/29	336,510
410		6.375		08/15/27	509,009
200		8.125		08/15/19	269,656
590		8.125		08/15/21	812,864
200		8.50		02/15/20	278,234
425		8.75		08/15/20	605,261
	U.S. Treasury Notes
2,560		4.25		##	2,654,095
100		4.625		02/29/12	104,969
	Total U.S. Government Obligations (Cost $6,738,439)				6,992,647
	Mortgage-Backed Securities (7.0%)
136	Federal Home Loan Mortgage Corp.	7.50		08/01/30 - 06/01/32	145,062
	Federal Home Loan Mortgage Corp. Gold
118		6.50		03/01/33	121,563
††		7.50		09/01/25	201
	Federal Home Loan Mortgage Corp. (ARM)
147		5.719		01/01/37	148,025
113		5.613		04/01/37	114,963
	Federal National Mortgage Assoc.
229		6.50		01/01/32	236,986
474		7.00		05/01/31 - 11/01/34	498,858
190		7.50		08/01/29 - 09/01/35	203,385
146		8.00		12/01/28 - 10/01/31	155,854

See Notes to Financial Statements

Balanced

Portfolio of Investments  ■  December 31, 2007 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Federal National Mortgage Assoc. (ARM)
$108		5.976%	04/01/37	$110,993
207		6.83	10/01/35	212,870
214		6.833	12/01/35	220,547
183		6.837	11/01/35	188,732
141		6.867	03/01/36	142,953
33		6.872	07/01/33	33,560
384		6.883	01/01/36	389,789
361		6.897	01/01/36	365,573
165		6.904	03/01/36	167,824
165		7.286	05/01/36	169,178
159		7.319	05/01/36	161,843
239		7.34	04/01/36	243,058
123		7.34	07/01/36	125,632
163		7.376	05/01/36	167,162
172		7.348	07/01/36	176,823
358		7.365	04/01/36	364,711
50	Government National Mortgage Assoc.	7.50	08/15/23 - 10/15/29	53,673
	Total Mortgage-Backed Securities (Cost $4,934,454)			4,919,818
	Asset-Backed Securities (4.0%)
	Banc of America Securities Auto Trust
44	2005-WF1 A3	3.99	08/18/09	43,864
	Capital Auto Receivables Asset Trust
40	2005-1 A4	4.05	07/15/09	39,867
175	2006-2 A3A	4.98	05/15/11	175,672
150	2006-SN1A A3-144A**	5.31	10/20/09	150,238
175	2007-SN1 A3B	5.088	07/15/10	173,804
	Capital One Auto Finance Trust
100	2006-C A3A	5.07	07/15/11	100,287
	Caterpillar Financial Asset Trust
169	2006-A A3	5.57	05/25/10	169,656
	CIT Equipment Collateral
125	2006-VT2 A3	5.07	02/20/10	125,035
	Citibank Credit Card Issuance Trust
150	2007-A1 A1	4.874	03/22/12	149,209
100	2007-A8 A8	5.65	09/20/19	100,304
	CNH Equipment Trust
10	2005-A A3	4.02	04/15/09	10,038
88	2005-B A3	4.27	01/15/10	88,014
	DaimlerChrysler Auto Trust
33	2005-B A3	4.04	09/08/09	33,464

See Notes to Financial Statements

Balanced

Portfolio of Investments  ■  December 31, 2007 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Ford Credit Auto Owner Trust
$70	2006-A A3	5.05%	03/15/10	$70,105
	GE Equipment Small Ticket LLC
104	2005-2A A3-144A**	4.88	10/22/09	103,764
	GS Auto Loan Trust
175	2006-1 A3	5.37	12/15/10	175,839
	Harley-Davidson Motorcycle Trust
165	2005-1 A2	3.76	12/17/12	163,519
122	2005-2 A2	4.07	02/15/12	121,373
	Hertz Vehicle Financing LLC
100	2005-2A A2 - 144A**	4.93	02/25/10	100,248
	Honda Auto Receivables Owner Trust
8	2005-2 A3	3.93	01/15/09	7,537
38	2005-3 A3	3.87	04/20/09	38,024
81	2005-6 A3	4.85	10/19/09	81,091
	Hyundai Auto Receivables Trust
40	2005-A A3	3.98	11/16/09	39,678
	MBNA Master Credit Card Trust
100	1999-B A	5.90	08/15/11	101,998
	Merrill Auto Trust Securitization
46	2005-1 A3	4.10	08/25/09	46,201
	National City Auto Receivables Trust
54	2004-A A4	2.88	05/15/11	53,649
	Nissan Auto Receivables Owner Trust
50	2005-B A3	3.99	07/15/09	50,099
	TXU Electric Delivery Transition Bond Co. LLC
50	2004-1 A2	4.81	11/17/14	50,007
	USAA Auto Owner Trust
83	2004-2 A4	3.58	02/15/11	82,546
15	2005-1 A3	3.90	07/15/09	14,611
	Volkswagen Auto Loan Enhanced Trust
61	2005-1 A3	4.80	07/20/09	60,751
	Wachovia Auto Owner Trust
20	2005-A A3	4.06	09/21/09	19,686
75	2005-B A3	4.79	04/20/10	74,838
	Total Asset-Backed Securities (Cost $2,811,004)			2,815,016

See Notes to Financial Statements

Balanced

Portfolio of Investments  ■  December 31, 2007 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Collateralized Mortgage Obligations (4.8%)
	U.S. Government Agencies (0.9%)
	Freddie Mac
$97	Whole Loan 2005-S001 2A2	5.015	†%	09/25/45	$96,173
	Fannie Mae
357	2005-68 XI (IO)	6.00		08/25/35	107,375
202	2006-118 A2	4.925	†	12/25/36	198,312
139	2006-28 1A1	4.975	†	03/25/36	138,693
1,828	2006-59 IP (IO)	2.174	†	07/25/36	64,965
1,707	2006-28 1P (IO)	1.71	†	03/25/36	45,870
					651,388
	Private Issues (3.9%)
	Alliance Bancorp Trust
148	2007-OA1 A1	5.105	†	07/25/37	140,506
	American Home Mortgage Investment Trust
100	2006-1 1M1	5.245	†	03/25/46	76,101
165	2007-1 GA1C	5.055	†	05/25/47	154,175
	American Home Mortgage Assets
130	2006-5 A2	5.758	†	11/25/46	124,907
134	2006-2 2A2	5.095	†	09/25/46	121,075
96	2007-5 A3	5.165	†	06/25/47	77,466
	Bear Stearns Mortgage Funding Trust
115	2006-AR4 A1	5.075	†	12/25/36	108,303
120	2006-AR5 1A1	5.025	†	12/25/36	113,856
	Countrywide Alternative Loan Trust
981	2006-OA17 1XP (IO)	2.035	†	12/20/46	49,184
74	2006-OA18 A3	5.135	†	12/25/46	59,836
179	2007-OA8 2A2	5.095	†	06/25/47	162,336
112	2005-56 2A3	6.288	†	11/25/35	109,422
81	2006-OA17 1A3	5.249	†	12/20/46	65,238
80	2006-OA21 A3	5.229	†	03/20/47	65,940
1,155	2006-OA21 X (IO)	2.197	†	03/20/47	63,021
	DSLA Mortgage Loan Trust
138	2007-AR1 2A1A	5.105	†	04/19/38	128,995
	Harborview Mortgage Loan Trust
160	2006-14 2A1A	5.115	†	03/19/38	149,944
50	2006-SB1 M1	5.345	†	12/19/36	30,000
	Master Adjustable Rate Mortgages Trust
75	2007-3 1M1	5.715	†	05/25/47	39,680
	Residential Accredit Loans, Inc.
95	2007-QO4 A1	5.065	†	05/25/47	89,621
95	2007-QO4 A2	5.125	†	05/25/47	87,304
95	2007-QO4 A3	5.165	†	05/25/47	78,157
118	2007-QO3 A3	5.125	†	03/25/47	95,377

See Notes to Financial Statements

Balanced

Portfolio of Investments  ■  December 31, 2007 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Structured Asset Mortgage Investments
$167	2006-AR6 2A2	5.095	†%	07/25/36	$152,542
50	2006-AR7 B1	5.235	†	08/25/36	38,328
	WAMU Mortgage Pass-Through Certificates
2,460	2005-AR6 X (IO)	1.423	†	04/25/45	45,360
187	2007-OA6 CA1B	5.095	†	07/25/47	170,821
77	2005-AR13 A1A2	6.238	†	10/25/45	75,092
25	2006-AR5 A1B3	5.215	†	06/25/46	20,210
					2,692,797
	Total Collateralized Mortgage Obligations (Cost $3,463,283)				3,344,185
NUMBER OF CONTRACTS
	Put Option Purchased (0.0%)
30	90 day Euro $ March/2008 @ 94.50 (Cost $4,958)				0
PRINCIPAL AMOUNT IN THOUSANDS
	Short-Term Investments (3.5%)
	U.S. Government Obligation (a) (0.1%)
$100	U.S. Treasury Bill# (Cost $99,879)	4.845		01/10/08	99,879
NUMBER OF SHARES (000)
	Investment Company (b) (3.4%)
2,373	Morgan Stanley Institutional Liquidity Money Market Portfolio - Institutional Class (Cost $2,372,527)				2,372,527
	Total Short-Term Investments (Cost $2,472,406)				2,472,406
	Total Investments (Cost $64,804,358) (c) (d)			103.0%	72,138,562
	Liabilities in Excess of Other Assets			(3.0)	(2,116,159)
	Net Assets			100.0%	$70,022,403

See Notes to Financial Statements

Balanced

Portfolio of Investments  ■  December 31, 2007 continued

  ADR  American Depositary Receipt.

  ARM  Adjustable Rate Mortgage.

  IO  Interest Only Security.

  MTN  Medium Term Note.

  *  Non-income producing security.

  **  Resale is restricted to qualified institutional investors.

  #  A portion of this security has been physically segregated in connection with open futures contracts in an amount equal to $74,913.

  ##  Securities purchased on a forward commitment basis.

  †  Floating rate security, rate shown is the rate in effect at December 31, 2007.

  ††  Amount less than one thousand.

  (a)  Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.

  (b)  See Note 4 to the financial statements regarding investments in Morgan Stanley Institutional Liquidity Money Market Portfolio - Institutional Class.

  (c)  Securities have been designated as collateral in an amount equal to $16,360,822 in connection with open futures contracts, security purchased on a forward commitment basis and open swap contracts.

  (d)  The aggregate cost for federal income tax purposes is $65,093,801. The aggregate gross unrealized appreciation is $10,584,654 and the aggregate gross unrealized depreciation is $3,539,893 resulting in net unrealized appreciation of $7,044,761.

Futures Contracts Open at December 31, 2007:

NUMBER OF CONTRACTS	LONG/SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
17	Long	U.S.Treasury Notes 2 Year, March 2008	$3,574,250	$3,318
20	Long	U.S.Treasury Notes 5 Year, March 2008	2,205,625	18,417
2	Long	90 Day Euro$ June 2009	482,550	4,585
1	Long	90 Day Euro$ March 2009	241,575	3,829
2	Short	90 Day Euro$ June 2008	(481,275)	(3,204)
32	Short	U.S.Treasury Bonds 20 Year, March 2008	(3,724,000)	901
34	Short	U.S.Treasury Notes 10 Year, March 2008	(3,855,281)	(28,791)
Net Unrealized Depreciation				$(945)

See Notes to Financial Statements

Balanced

Portfolio of Investments  ■  December 31, 2007 continued

Credit Default Swap Contracts Open at December 31, 2007:

SWAP COUNTERPARTY & REFERENCE OBLIGATION	BUY/SELL PROTECTION	NOTIONAL AMOUNT (000's)	PAY/RECEIVE FIXED RATE	TERMINATION DATE	UNREALIZED APPRECIATION (DEPRECIATION)
Goldman Sachs International Hartford Financial Services Group Inc.	Buy	$130	0.12%	December 20, 2011	$960
Goldman Sachs International Motorola, Inc.	Buy	50	0.15	December 20, 2011	857
Goldman Sachs International Motorola, Inc.	Buy	90	0.16	December 20, 2011	1,520
Goldman Sachs International Union Pacific Corp.	Buy	60	0.20	December 20, 2011	265
Goldman Sachs International Chubb Corp.	Buy	120	0.10	March 20, 2012	805
Goldman Sachs International Dell Inc.	Buy	60	0.22	March 20, 2012	185
Citibank, NA, New York Covidien Ltd.	Buy	50	0.43	March 20, 2012	(362)
Citibank, NA, New York Covidien Ltd.	Buy	25	0.43	March 20, 2012	(181)
Citibank, NA, New York Tyco Electronics Ltd.	Buy	50	0.43	March 20, 2012	(51)
Citibank, NA, New York Tyco Electronics Ltd.	Buy	25	0.43	March 20, 2012	(25)
Citibank, NA, New York Tyco International Ltd.	Buy	50	0.43	March 20, 2012	(51)
Citibank, NA, New York Tyco International Ltd.	Buy	25	0.43	March 20, 2012	(25)
Net Unrealized Appreciation					$3,897

See Notes to Financial Statements

Balanced

Portfolio of Investments  ■  December 31, 2007 continued

Interest Rate Swap Contracts Open at December 31, 2007:

COUNTERPARTY	NOTIONAL AMOUNT (000'S)	PAYMENTS RECEIVED BY PORTFOLIO	PAYMENTS MADE BY PORTFOLIO+	TERMINATION DATE	UNREALIZED APPRECIATION
Citibank N.A. New York	$1,600	Fixed Rate 5.337%	Floating Rate 5.498%	May 24, 2017	$86,542
JPMorgan Chase N.A. New York	1,600	Fixed Rate 5.34	Floating Rate 5.498	May 24, 2017	86,848
Deutsche Bank AG, New York	675	Fixed Rate 5.388	Floating Rate 5.505	May 25, 2017	39,150
JPMorgan Chase N.A. New York	850	Fixed Rate 5.448	Floating Rate 5.061	May 29, 2017	53,064
Citibank N.A. New York	700	Fixed Rate 5.448	Floating Rate 5.36	August 9, 2017	43,722
JPMorgan Chase N.A. New York	1,250	Fixed Rate 5.088	Floating Rate 5.725	September 11, 2017	42,024
Citibank N.A. New York	1,400	Fixed Rate 5.238	Floating Rate 5.20	September 27, 2007	64,175
Total Unrealized Appreciation					$415,525

+  Floating rate represents USD-3 months LIBOR.

SUMMARY OF INVESTMENTS

TYPE OF INVESTMENT	VALUE		PERCENT OF TOTAL INVESTMENTS
Common Stocks	$46,316,178		64.2%
U.S. Government Obligations	6,992,647		9.7
Corporate Bonds	5,278,312		7.3
Mortgage-Backed Securities	4,919,818		6.8
Collateralized Mortgage Obligations	3,344,185		4.7
Asset-Backed Securities	2,815,016		3.9
Short-Term Investments	2,472,406		3.4
Put Option Purchased	—		0.0
	$72,138,562	*	100.0%

*  Does not include open long/short futures contracts with an underlying face amount of 14,564,556 with net unrealized depreciation of $945. Also does not include open swap contracts with net unrealized appreciation of $419,422.

See Notes to Financial Statements

Utilities

Portfolio of Investments  ■  December 31, 2007

NUMBER OF SHARES		VALUE
	Common Stocks (98.4%)
	Electric Utilities (61.0%)
83,000	AES Corp. (The)*	$1,775,370
31,000	Allegheny Energy, Inc	1,971,910
18,000	Ameren Corp.	975,780
38,000	American Electric Power Co., Inc.	1,769,280
81,800	CMS Energy Corp.	1,421,684
20,000	Consolidated Edison, Inc.	977,000
20,000	Constellation Energy Group	2,050,600
12,000	Covanta Holding Corp.*	331,920
44,000	Dominion Resources, Inc.	2,087,800
28,000	DPL, Inc.	830,200
14,000	DTE Energy Co.	615,440
63,710	Duke Energy Corp.	1,285,031
39,000	Edison International	2,081,430
19,500	Entergy Corp.	2,330,640
33,000	Exelon Corp.	2,694,120
32,000	FirstEnergy Corp.	2,314,880
35,000	FPL Group, Inc.	2,372,300
43,500	Northeast Utilities	1,361,985
26,000	NSTAR	941,720
42,000	PG&E Corp.	1,809,780
46,000	PPL Corp.	2,396,140
26,000	Public Service Enterprise Group	2,554,240
33,000	SCANA Corp.	1,390,950
43,000	Southern Co. (The)	1,666,250
22,000	Wisconsin Energy Corp.	1,071,620
		41,078,070
	Energy (20.6%)
34,000	AGL Resources, Inc.	1,279,760
48,620	Dynegy, Inc. (Class A)*	347,147
25,000	Equitable Resources, Inc.	1,332,000
42,750	MDU Resources Group, Inc.	1,180,328
19,000	New Jersey Resources Corp.	950,380
53,000	NRG Energy, Inc.*	2,297,020

NUMBER OF SHARES		VALUE
29,000	Questar Corp.	$1,568,900
35,000	Sempra Energy	2,165,800
31,355	Spectra Energy Corp.	809,586
54,000	Williams Companies, Inc. (The)	1,932,120
		13,863,041
	Telecommunications (16.8%)
16,000	America Movil SAB de C.V. (Series L) (ADR) (Mexico)	982,240
26,000	American Tower Corp. (Class A)*	1,107,600
61,309	AT&T Inc.	2,548,002
19,000	Citizens Communications Co.	241,870
6,000	NII Holdings Inc.*	289,920
28,000	Rogers Communications, Inc. (Class B) (Canada)	1,267,000
15,400	Telefonica S.A. (ADR) (Spain)	1,502,886
32,000	Telefonos de Mexico S.A. (Series L) (ADR) (Mexico)	1,178,880
38,394	Verizon Communications, Inc.	1,677,434
41,979	Windstream Corp.	546,566
		11,342,398
	Total Common Stocks (Cost $32,228,197)	66,283,509

See Notes to Financial Statements

Utilities

Portfolio of Investments  ■  December 31, 2007 continued

NUMBER OF SHARES (000)			VALUE
	Short-Term Investment (a)(1.6%) Investment Company
1,044	Morgan Stanley Institutional Liquidity Money Market Portfolio - Institutional Class (Cost $1,044,257)		$1,044,257
Total Investments (Cost $33,272,454) (b)		100.0%	67,327,766
Other Assets in Excess of Liabilities		(0.0)	17,190
Net Assets		100.0%	$67,344,956

ADR  American Depositary Receipt.

  *  Non-income producing security.

  (a)  See Note 4 to the financial statements regarding investments in Morgan Stanley Institutional Liquidity Money Market Portfolio - Institutional Class.

  (b)  The aggregate cost for federal income tax purposes is $34,192,295. The aggregate gross unrealized appreciation is $33,300,677 and the aggregate gross unrealized depreciation is $165,206 resulting in net unrealized appreciation of $33,135,471.

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Elecric Utilities	$41,078,070	61.0%
Energy	13,863,041	20.6
Telecommunications	11,342,398	16.8
Short-Term Investment	1,044,257	1.6
	$67,327,766	100.0%

See Notes to Financial Statements

Dividend Growth

Portfolio of Investments  ■  December 31, 2007

NUMBER OF SHARES		VALUE
	Common Stocks (97.9%)
	Aerospace & Defense (2.5%)
50,808	Northrop Grumman Corp.	$3,995,541
18,900	Raytheon Co.	1,147,230
		5,142,771
	Aluminum (0.7%)
39,200	Alcoa, Inc.	1,432,760
	Apparel/Footwear (0.6%)
16,349	V.F. Corp.	1,122,522
	Beverages: Alcoholic (0.5%)
13,136	Diageo PLC (ADR) (United Kingdom)	1,127,463
	Beverages: Non-Alcoholic (4.3%)
114,783	PepsiCo, Inc.	8,712,030
	Chemicals: Agricultural (1.3%)
24,313	Monsanto Co.	2,715,519
	Computer Communications (2.6%)
194,929	Cisco Systems, Inc.*	5,276,728
	Computer Peripherals (2.3%)
255,931	EMC Corp.*	4,742,401
	Computer Processing Hardware (1.1%)
91,011	Dell Inc.*	2,230,680
	Data Processing Services (1.9%)
86,657	Automatic Data Processing, Inc.	3,858,836
	Department Stores (1.1%)
27,700	Kohl's Corp.*	1,268,660
37,976	Macy's, Inc.	982,439
		2,251,099
	Discount Stores (1.5%)
59,386	Target Corp.	2,969,300

NUMBER OF SHARES		VALUE
	Drugstore Chains (1.8%)
76,863	CVS Caremark Corp.	$3,055,304
200,700	Rite Aid Corp.*	559,953
		3,615,257
	Electric Utilities (1.8%)
44,409	Exelon Corp.	3,625,551
	Financial Conglomerates (6.2%)
125,327	Citigroup, Inc.	3,689,627
112,159	JPMorgan Chase & Co.	4,895,740
42,594	Prudential Financial, Inc.	3,962,946
		12,548,313
	Food: Major Diversified (1.1%)
66,214	Kraft Foods Inc. (Class A)	2,160,563
	Home Improvement Chains (0.4%)
31,400	Home Depot, Inc. (The)	845,916
	Household/Personal Care (4.2%)
114,762	Procter & Gamble Co. (The)	8,425,826
	Industrial Conglomerates (8.5%)
34,500	3M Co.	2,909,040
183,799	General Electric Co.	6,813,429
98,199	United Technologies Corp.	7,516,151
		17,238,620
	Information Technology Services (1.1%)
59,977	Accenture Ltd. (Class A) (Bermuda)	2,160,971
	Integrated Oil (6.3%)
40,200	BP PLC (ADR) (United Kingdom)	2,941,434
18,100	ConocoPhillips	1,598,230
88,921	Exxon Mobil Corp.	8,331,008
		12,870,672

See Notes to Financial Statements

Dividend Growth

Portfolio of Investments  ■  December 31, 2007 continued

NUMBER OF SHARES		VALUE
	Internet Software/ Services (0.7%)
2,094	Google Inc. (Class A)*	$1,447,959
	Investment Banks/ Brokers (3.4%)
13,700	Bear Stearns Companies, Inc. (The)	1,209,025
10,133	Goldman Sachs Group, Inc. (The)	2,179,102
26,700	Lehman Brothers Holdings Inc.	1,747,248
32,401	Merrill Lynch & Co., Inc.	1,739,286
		6,874,661
	Life/Health Insurance (1.0%)
16,098	Lincoln National Corp.	937,226
18,832	MetLife, Inc.	1,160,428
		2,097,654
	Major Banks (2.6%)
106,605	Bank of New York Mellon Corp.	5,198,060
	Major Telecommunications (2.2%)
72,336	AT&T Inc.	3,006,284
34,500	Verizon Communications, Inc.	1,507,305
		4,513,589
	Managed Health Care (1.2%)
42,100	UnitedHealth Group Inc.	2,450,220
	Media Conglomerates (1.7%)
123,060	Time Warner, Inc.	2,031,721
31,092	Viacom Inc. (Class B)*	1,365,561
		3,397,282
	Medical Specialties (3.7%)
7,967	Alcon, Inc. (Switzerland)	1,139,600
70,100	Covidien Ltd. (Bermuda)	3,104,729
33,300	Medtronic, Inc.	1,673,991
27,058	Thermo Fisher Scientific, Inc.*	1,560,705
		7,479,025

NUMBER OF SHARES		VALUE
	Office Equipment/ Supplies (1.2%)
62,048	Pitney Bowes Inc.	$2,360,306
	Oil & Gas Production (1.3%)
50,677	XTO Energy, Inc.	2,602,771
	Oilfield Services/ Equipment (5.8%)
56,032	Cameron International Corp.*	2,696,820
84,200	Halliburton Co.	3,192,022
35,375	Schlumberger Ltd. (Netherlands Antilles)	3,479,839
34,349	Weatherford International Ltd. (Bermuda)*	2,356,341
		11,725,022
	Other Consumer Services (1.5%)
92,185	eBay Inc.*	3,059,620
	Packaged Software (4.8%)
171,823	Microsoft Corp.	6,116,899
159,100	Oracle Corp.*	3,592,478
		9,709,377
	Pharmaceuticals: Major (6.6%)
29,977	Abbott Laboratories	1,683,209
68,019	Johnson & Johnson	4,536,867
131,484	Pfizer, Inc.	2,988,631
93,599	Wyeth	4,136,140
		13,344,847
	Precious Metals (1.8%)
74,100	Newmont Mining Corp.	3,618,303
	Property - Casualty Insurers (0.4%)
16,310	XL Capital Ltd. (Class A) (Cayman Islands)	820,555
	Semiconductors (2.4%)
186,056	Intel Corp.	4,960,253

See Notes to Financial Statements

Dividend Growth

Portfolio of Investments  ■  December 31, 2007 continued

NUMBER OF SHARES		VALUE
	Telecommunication Equipment (1.0%)
130,400	Motorola, Inc.	$2,091,616
	Tobacco (2.8%)
74,479	Altria Group, Inc.	5,629,123
	Total Common Stocks (Cost $171,485,453)	198,454,041

NUMBER OF SHARES (000)			VALUE
	Short-Term Investment (a) (2.1%) Investment Company
4,301	Morgan Stanley Institutional Liquidity Money Market Portfolio - Institutional Class (Cost $4,301,848)		$4,301,848
Total Investments (Cost $175,787,301) (b) (c)		100.0%	202,755,889
Total Written Options Outstanding (Premiums $17,005)		(0.0)	(34,590)
Liabilities in Excess of Other Assets		(0.0)	(24,422)
Net Assets		100.0%	$202,696,877

ADR  American Depositary Receipt.

  *  Non-income producing security.

(a)  See Note 4 to the financial statements regarding Investments in Morgan Stanley Liquidity Money Market Portfolio - Institutional Class.

(b)  The Fund may designate up to 100% of its common stock investments to cover outstanding call options.

(c)  The aggregate cost for federal income tax purposes is $176,121,495. The aggregate gross unrealized appreciation is $35,922,091 and the aggregate gross unrealized depreciation is $9,287,697 resulting in net unrealized appreciation of $26,634,394.

Written Call Options Outstanding as of December 31, 2007:

NAME OF ISSUER	NUMBER OF CONTRACTS	EXERCISE PRICE	EXPIRATION DATE	PREMIUM	VALUE
Accenture Ltd - Class A	175	$40	January 19, 2008	$(6,487)	$(2,625)
Bear Stearns	22	120	January 19, 2008	(2,354)	(220)
Exelon Corp.	25	90	January 19, 2008	(2,486)	(125)
Monsanto Co.	34	105	January 19, 2008	(5,678)	(31,620)
	256			$(17,005)	$(34,590)

See Notes to Financial Statements

Dividend Growth

Summary of Investments  ■  December 31, 2007

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Industrial Conglomerates	$17,238,620	8.5%
Pharmaceuticals: Major	13,344,847	6.6
Integrated Oil	12,870,672	6.3
Financial Conglomerates	12,548,313	6.2
Oilfield Services/ Equipment	11,725,022	5.8
Packaged Software	9,709,377	4.8
Beverages: Non-Alcoholic	8,712,030	4.3
Household/Personal Care	8,425,826	4.2
Medical Specialties	7,479,025	3.7
Investment Banks/Brokers	6,874,661	3.4
Tobacco	5,629,123	2.8
Computer Communications	5,276,728	2.6
Major Banks	5,198,060	2.6
Aerospace & Defense	5,142,771	2.5
Semiconductors	4,960,253	2.4
Computer Peripherals	4,742,401	2.3
Major Telecommunications	4,513,589	2.2
Investment Company	4,301,848	2.1
Data Processing Services	3,858,836	1.9
Electric Utilities	3,625,551	1.8
Precious Metals	3,618,303	1.8
Drugstore Chains	3,615,257	1.8
Media Conglomerates	3,397,282	1.7

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Other Consumer Services	$3,059,620	1.5%
Discount Stores	2,969,300	1.5
Chemicals: Agricultural	2,715,519	1.3
Oil & Gas Production	2,602,771	1.3
Managed Health Care	2,450,220	1.2
Office Equipment/Supplies	2,360,306	1.2
Department Stores	2,251,099	1.1
Computer Processing Hardware	2,230,680	1.1
Information Technology Services	2,160,971	1.1
Food: Major Diversified	2,160,563	1.1
Life/Health Insurance	2,097,654	1.0
Telecommunication Equipment	2,091,616	1.0
Internet Software/Services	1,447,959	0.7
Aluminum	1,432,760	0.7
Beverages: Alcoholic	1,127,463	0.6
Apparel/Footwear	1,122,522	0.5
Home Improvement Chains	845,916	0.4
Property - Casualty Insurers	820,555	0.4
	$202,755,889	100.0%

See Notes to Financial Statements

Equally-Weighted S&P 500

Portfolio of Investments  ■  December 31, 2007

NUMBER OF SHARES		VALUE
	Common Stocks (95.6%)
	Advertising/Marketing Services (0.4%)
40,898	Interpublic Group of Companies, Inc. (The)*	$331,683
7,314	Omnicom Group, Inc.	347,634
		679,317
	Aerospace & Defense (1.7%)
3,782	Boeing Co.	330,774
3,914	General Dynamics Corp.	348,307
4,845	Goodrich Corp.	342,105
3,225	L-3 Communications Holdings, Inc.	341,657
3,223	Lockheed Martin Corp.	339,253
4,313	Northrop Grumman Corp.	339,174
2,462	Precision Castparts Corp.	341,479
5,694	Raytheon Co.	345,626
4,852	Rockwell Collins, Inc.	349,198
		3,077,573
	Agricultural Commodities/ Milling (0.2%)
8,008	Archer-Daniels-Midland Co.	371,811
	Air Freight/Couriers (0.7%)
6,639	C.H. Robinson Worldwide, Inc.	359,303
7,293	Expeditors International of Washington, Inc.	325,851
3,505	FedEx Corp.	312,541
4,759	United Parcel Service, Inc. (Class B)	336,556
		1,334,251
	Airlines (0.2%)
26,756	Southwest Airlines Co.	326,423
	Aluminum (0.2%)
9,657	Alcoa, Inc.	352,963

NUMBER OF SHARES		VALUE
	Apparel/Footwear (1.1%)
10,406	Coach, Inc.*	$318,215
20,000	Jones Apparel Group, Inc.	319,800
15,351	Liz Claiborne, Inc.	312,393
5,186	Nike, Inc. (Class B)	333,149
5,261	Polo Ralph Lauren Corp.	325,077
4,432	V.F. Corp.	304,301
		1,912,935
	Apparel/Footwear Retail (1.0%)
4,223	Abercrombie & Fitch Co. (Class A)	337,713
16,307	Gap, Inc. (The)	347,013
17,990	Limited Brands, Inc.	340,551
9,402	Nordstrom, Inc.	345,335
11,953	TJX Companies, Inc. (The)	343,410
		1,714,022
	Auto Parts: O.E.M. (0.4%)
3,604	Eaton Corp.	349,408
9,226	Johnson Controls, Inc.	332,505
		681,913
	Automotive Aftermarket (0.2%)
12,353	Goodyear Tire & Rubber Co. (The)*	348,602
	Beverages: Alcoholic (0.8%)
6,505	Anheuser-Busch Companies, Inc.	340,472
4,655	Brown-Forman Corp. (Class B)	344,982
14,339	Constellation Brands Inc. (Class A)*	338,974
6,730	Molson Coors Brewing Co. (Class B)	347,402
		1,371,830
	Beverages: Non-Alcoholic (0.8%)
5,526	Coca-Cola Co. (The)	339,131
13,096	Coca-Cola Enterprises Inc.	340,889
8,755	Pepsi Bottling Group, Inc. (The)	345,472
4,517	PepsiCo, Inc.	342,840
		1,368,332

See Notes to Financial Statements

Equally-Weighted S&P 500

Portfolio of Investments  ■  December 31, 2007 continued

NUMBER OF SHARES		VALUE
	Biotechnology (1.1%)
6,910	Amgen Inc.*	$320,900
5,824	Biogen Idec Inc.*	331,502
7,001	Celgene Corp.*	323,516
4,602	Genzyme Corp.*	342,573
7,578	Gilead Sciences, Inc.*	348,664
4,645	Millipore Corp.*	339,921
		2,007,076
	Broadcasting (0.2%)
9,709	Clear Channel Communications, Inc.	335,155
	Building Products (0.4%)
15,586	Masco Corp.	336,813
7,555	Trane Inc.	352,894
		689,707
	Cable/Satellite TV (0.4%)
18,200	Comcast Corp. (Class A)*	332,332
14,309	DIRECTV Group, Inc. (The)*	330,824
		663,156
	Casino/Gaming (0.4%)
3,924	Harrah's Entertainment, Inc.	348,255
7,794	International Game Technology	342,390
		690,645
	Chemicals: Agricultural (0.2%)
3,169	Monsanto Co.	353,946
	Chemicals: Major Diversified (0.9%)
8,250	Dow Chemical Co. (The)	325,215
7,545	Du Pont (E.I.) de Nemours & Co.	332,659
5,350	Eastman Chemical Co.	326,832
17,031	Hercules Inc.*	329,550
6,324	Rohm & Haas Co.	335,615
		1,649,871

NUMBER OF SHARES		VALUE
	Chemicals: Specialty (0.8%)
3,538	Air Products & Chemicals, Inc.	$348,953
7,120	Ashland Inc.	337,702
3,962	Praxair, Inc.	351,469
6,338	Sigma-Aldrich Corp.	346,055
		1,384,179
	Coal (0.4%)
5,037	CONSOL Energy, Inc.	360,246
5,953	Peabody Energy Corp.	366,943
		727,189
	Commercial Printing/Forms (0.2%)
9,395	Donnelley (R.R.) & Sons Co.	354,567
	Computer Communications (0.6%)
11,507	Cisco Systems, Inc.*	311,494
10,069	Juniper Networks, Inc.*	334,291
24,084	QLogic Corp.*	341,993
		987,778
	Computer Peripherals (0.6%)
18,437	EMC Corp.*	341,638
9,745	Lexmark International, Inc. |(Class A)*	339,711
13,435	Network Appliance, Inc.*	335,338
5,600	Seagate Technology Inc. (Escrow) (a)*	0
		1,016,687
	Computer Processing Hardware (0.8%)
1,859	Apple Inc.*	368,231
13,152	Dell Inc.*	322,356
6,739	Hewlett-Packard Co.	340,185
17,490	Sun Microsytems*	317,094
		1,347,866
	Construction Materials (0.2%)
4,152	Vulcan Materials Co.	328,382

See Notes to Financial Statements

Equally-Weighted S&P 500

Portfolio of Investments  ■  December 31, 2007 continued

NUMBER OF SHARES		VALUE
	Containers/Packaging (0.8%)
7,421	Ball Corp.	$333,945
12,673	Bemis Company, Inc.	346,987
12,734	Pactiv Corp.*	339,106
14,412	Sealed Air Corp.	333,494
		1,353,532
	Contract Drilling (1.0%)
5,895	ENSCO International Inc.	351,460
11,838	Nabors Industries, Ltd. (Bermuda)*	324,243
6,547	Noble Corp. (Cayman Islands)	369,971
9,239	Rowan Companies, Inc.*	364,571
2,451	Transocean Inc	350,861
		1,761,106
	Data Processing Services (1.5%)
7,336	Affiliated Computer Services, Inc. (Class A)*	330,854
7,747	Automatic Data Processing, Inc.	344,974
6,505	Computer Sciences Corp.*	321,802
20,835	Convergys Corp.*	342,944
8,012	Fidelity National Information Services, Inc.	333,219
6,421	Fiserv, Inc.*	356,301
8,854	Paychex, Inc.	320,692
14,706	Western Union Co.	357,062
		2,707,848
	Department Stores (0.7%)
17,519	Dillard's, Inc. (Class A)	329,007
7,296	Kohl's Corp.*	334,157
12,537	Macy's, Inc.	324,332
7,586	Penney (J.C.) Co., Inc.	333,708
		1,321,204
	Discount Stores (1.1%)
20,526	Big Lots, Inc.*	328,211
5,017	Costco Wholesale Corp.	349,986
17,233	Family Dollar Stores, Inc.	331,391
3,205	Sears Holdings Corp.*	327,070

NUMBER OF SHARES		VALUE
6,562	Target Corp.	$328,100
7,225	Wal-Mart Stores, Inc.	343,404
		2,008,162
	Drugstore Chains (0.4%)
8,902	CVS Caremark Corp.	353,855
9,024	Walgreen Co.	343,634
		697,489
	Electric Utilities (5.0%)
16,027	AES Corp. (The)*	342,818
5,469	Allegheny Energy, Inc.	347,883
6,408	Ameren Corp.	347,378
7,341	American Electric Power Co., Inc.	341,797
20,343	CenterPoint Energy, Inc.	348,476
19,816	CMS Energy Corp.	344,402
7,141	Consolidated Edison, Inc.	348,838
3,431	Constellation Energy Group	351,780
7,218	Dominion Resources, Inc.	342,494
7,333	DTE Energy Co.	322,359
17,008	Duke Energy Corp.	343,051
6,277	Edison International	335,003
2,921	Entergy Corp.	349,118
4,175	Exelon Corp.	340,847
4,696	FirstEnergy Corp.	339,709
4,977	FPL Group, Inc.	337,341
6,780	Integrys Energy Group, Inc.	350,458
11,811	Pepco Holdings, Inc.	346,417
7,518	PG&E Corp.	323,951
8,162	Pinnacle West Capital Corp.	346,150
6,457	PPL Corp.	336,345
7,107	Progress Energy, Inc.	344,192
3,612	Public Service Enterprise Group	354,843
8,939	Southern Co. (The)	346,386
20,224	TECO Energy, Inc.	348,055
15,112	Xcel Energy, Inc.	341,078
		8,921,169

See Notes to Financial Statements

Equally-Weighted S&P 500

Portfolio of Investments  ■  December 31, 2007 continued

NUMBER OF SHARES		VALUE
	Electrical Products (0.6%)
6,634	Cooper Industries Ltd. (Class A) (Bermuda)	$350,806
6,252	Emerson Electric Co.	354,238
12,639	Molex Inc.	345,045
		1,050,089
	Electronic Components (0.8%)
23,251	Jabil Circuit, Inc.	355,043
3,853	MEMC Electronic Materials, Inc.*	340,952
9,406	SanDisk Corp.*	311,997
9,446	Tyco Electronics Ltd. (Bermuda)	350,730
		1,358,722
	Electronic Equipment/ Instruments (0.8%)
9,530	Agilent Technologies, Inc.*	350,132
25,343	JDS Uniphase Corp.*	337,062
4,932	Rockwell Automation, Inc.	340,111
21,227	Xerox Corp.*	343,665
		1,370,970
	Electronic Production Equipment (0.7%)
18,445	Applied Materials, Inc.	327,583
6,726	KLA-Tencor Corp.	323,924
12,972	Novellus Systems, Inc.*	357,638
32,023	Teradyne, Inc.*	331,118
		1,340,263
	Electronics/Appliance Stores (0.5%)
6,668	Best Buy Co., Inc.	351,070
70,636	Circuit City Stores - Circuit City Group	296,671
18,487	RadioShack Corp.	311,691
		959,432

NUMBER OF SHARES		VALUE
	Electronics/Appliances (0.5%)
14,938	Eastman Kodak Co.	$326,694
4,430	Harman International Industries, Inc.	326,535
4,065	Whirlpool Corp.	331,826
		985,055
	Engineering & Construction (0.4%)
2,436	Fluor Corp.	354,974
3,691	Jacobs Engineering Group, Inc.*	352,897
		707,871
	Environmental Services (0.4%)
30,165	Allied Waste Industries, Inc.*	332,418
9,927	Waste Management, Inc.	324,315
		656,733
	Finance/Rental/ Leasing (1.7%)
9,942	American Capital Strategies, Ltd.	327,688
7,190	Capital One Financial Corp.	339,799
14,683	CIT Group, Inc.	352,832
37,785	Countrywide Financial Corp.	337,798
21,203	Discover Financial Services	319,741
9,309	Fannie Mae	372,174
10,837	Freddie Mac	369,217
7,379	Ryder System, Inc.	346,887
16,903	SLM Corp.	340,426
		3,106,562
	Financial Conglomerates (1.1%)
6,433	American Express Co.	334,645
11,041	Citigroup, Inc.	325,047
7,659	JPMorgan Chase & Co.	334,315
7,311	Leucadia National Corp.	344,348
5,070	Principal Financial Group, Inc.	349,019
3,768	Prudential Financial, Inc.	350,575
		2,037,949

See Notes to Financial Statements

Equally-Weighted S&P 500

Portfolio of Investments  ■  December 31, 2007 continued

NUMBER OF SHARES		VALUE
	Financial Publishing/ Services (0.5%)
9,323	Equifax, Inc.	$338,984
7,438	McGraw-Hill Companies, Inc. (The)	325,859
8,804	Moody's Corp.	314,303
		979,146
	Food Distributors (0.2%)
10,403	SYSCO Corp.	324,678
	Food Retail (0.7%)
12,596	Kroger Co. (The)	336,439
9,818	Safeway Inc.	335,874
8,964	SUPERVALU, Inc.	336,329
8,009	Whole Foods Market, Inc.	326,767
		1,335,409
	Food: Major Diversified (1.3%)
9,504	Campbell Soup Co.	339,578
13,746	ConAgra Foods Inc.	327,017
5,949	General Mills, Inc	339,093
7,462	Heinz (H.J.) Co.	348,326
6,449	Kellogg Co.	338,121
10,358	Kraft Foods Inc. (Class A)	337,982
21,339	Sara Lee Corp.	342,704
		2,372,821
	Food: Meat/Fish/Dairy (0.4%)
13,156	Dean Foods Co.	340,214
22,045	Tyson Foods, Inc. (Class A)	337,950
		678,164
	Food: Specialty/Candy (0.6%)
8,361	Hershey Foods Co. (The)	329,423
9,007	McCormick & Co., Inc. (Non-Voting)	341,455
5,740	Wrigley (Wm.) Jr. Co.	336,077
		1,006,955
	Forest Products (0.2%)
4,888	Weyerhaeuser Co.	360,441

NUMBER OF SHARES		VALUE
	Gas Distributors (1.1%)
43,973	Dynegy, Inc. (Class A)*	$313,967
7,888	Nicor Inc.	334,057
18,601	NiSource, Inc.	351,373
6,398	Questar Corp.	346,132
5,599	Sempra Energy	346,466
13,757	Spectra Energy Corp.	355,206
		2,047,201
	Home Building (0.9%)
13,410	Centex Corp.	338,737
25,429	D.R. Horton, Inc.	334,900
14,823	KB Home	320,177
19,500	Lennar Corp. (Class A)	348,855
32,467	Pulte Homes, Inc.	342,202
		1,684,871
	Home Furnishings (0.4%)
18,551	Leggett & Platt, Inc.	323,529
12,898	Newell Rubbermaid, Inc.	333,800
		657,329
	Home Improvement Chains (0.5%)
12,513	Home Depot, Inc. (The)	337,100
14,405	Lowe's Companies, Inc.	325,841
5,626	Sherwin-Williams Co.	326,533
		989,474
	Hospital/Nursing Management (0.2%)
66,874	Tenet Healthcare Corp.*	339,720
	Hotels/Resorts/ Cruiselines (0.7%)
7,500	Carnival Corp.† (Units) (Panama)	333,675
9,873	Marriott International, Inc. (Class A)	337,459
7,265	Starwood Hotels & Resorts Worldwide, Inc.	319,878
13,475	Wyndham Worldwide Corp.*	317,471
		1,308,483

See Notes to Financial Statements

Equally-Weighted S&P 500

Portfolio of Investments  ■  December 31, 2007 continued

NUMBER OF SHARES		VALUE
	Household/Personal Care (1.3%)
8,576	Avon Products, Inc.	$339,009
5,283	Clorox Co. (The)	344,293
4,406	Colgate-Palmolive Co.	343,492
7,905	Estee Lauder Companies, Inc. (The) (Class A)	344,737
6,934	International Flavors & Fragrances, Inc.	333,733
4,979	Kimberly-Clark Corp.	345,244
4,696	Procter & Gamble Co. (The)	344,780
		2,395,288
	Industrial Conglomerates (1.7%)
3,940	3M Co.	332,221
4,000	Danaher Corp.	350,960
9,020	General Electric Co.**	334,371
5,688	Honeywell International, Inc.	350,210
7,390	Ingersoll-Rand Co. Ltd. (Class A) (Bermuda)	343,413
5,388	ITT Corp.	355,824
5,038	Textron, Inc.	359,209
8,164	Tyco International Ltd. (Bermuda)	323,703
4,537	United Technologies Corp.	347,262
		3,097,173
	Industrial Machinery (0.4%)
6,294	Illinois Tool Works Inc.	336,981
4,672	Parker Hannifin Corp.	351,848
		688,829
	Industrial Specialties (0.4%)
6,743	Ecolab Inc.	345,309
4,812	PPG Industries, Inc.	337,947
		683,256
	Information Technology Services (1.1%)
9,269	Citrix Systems, Inc.*	352,315
9,526	Cognizant Technology Solutions Corp. (Class A)*	323,312

NUMBER OF SHARES		VALUE
16,455	Electronic Data Systems Corp.	$341,112
3,092	International Business Machines Corp.	334,245
13,016	Teradata Corp	356,769
70,755	Unisys Corp.*	334,671
		2,042,424
	Insurance Brokers/ Services (0.4%)
7,210	AON Corp.	343,845
13,458	Marsh & McLennan Companies, Inc.	356,233
		700,078
	Integrated Oil (1.0%)
3,750	Chevron Corp.	349,988
4,046	ConocoPhillips	357,262
3,770	Exxon Mobil Corp.	353,211
3,600	Hess Corp.	363,096
4,396	Murphy Oil Corp.	372,957
		1,796,514
	Internet Retail (0.6%)
3,836	Amazon.com, Inc.*	355,367
5,526	Gamestop Corp (Class A)*	343,220
12,813	IAC/InterActiveCorp.*	344,926
		1,043,513
	Internet Software/ Services (0.8%)
9,759	Akamai Technologies, Inc.*	337,661
503	Google Inc. (Class A)*	347,814
9,309	VeriSign, Inc.*	350,111
13,965	Yahoo! Inc.*	324,826
		1,360,412
	Investment Banks/ Brokers (2.1%)
6,097	Ameriprise Financial, Inc.	336,006
3,653	Bear Stearns Companies, Inc. (The)	322,377
14,489	Charles Schwab Corp. (The)	370,194

See Notes to Financial Statements

Equally-Weighted S&P 500

Portfolio of Investments  ■  December 31, 2007 continued

NUMBER OF SHARES		VALUE
493	CME Group Inc	$338,198
97,791	E*TRADE Group, Inc.*	347,158
1,707	Goldman Sachs Group, Inc. (The)	367,090
1,858	Intercontinental Exchange Inc*	357,665
5,601	Lehman Brothers Holdings Inc.	366,529
6,129	Merrill Lynch & Co., Inc.	329,005
6,503	Morgan Stanley (Note 4)	345,374
3,991	NYSE Euronext	350,290
		3,829,886
	Investment Managers (1.2%)
8,553	Federated Investors, Inc. (Class B)	352,041
3,009	Franklin Resources, Inc.	344,320
10,434	Janus Capital Group, Inc	342,757
4,650	Legg Mason, Inc.	340,148
5,788	Price (T.) Rowe Group, Inc.	352,373
4,383	State Street Corp.	355,900
		2,087,539
	Life/Health Insurance (1.2%)
5,713	AFLAC,Inc.	357,805
13,371	Genworth Financial Inc. (Class A)	340,292
5,731	Lincoln National Corp.	333,659
5,467	MetLife, Inc.	336,877
5,729	Torchmark Corp.	346,776
14,705	UnumProvident Corp.	349,832
		2,065,241
	Major Banks (2.5%)
7,943	Bank of America Corp.	327,728
7,055	Bank of New York Mellon Corp.	344,002
10,629	BB&T Corp.	325,991
7,875	Comerica, Inc.	342,799
23,739	Huntington Bancshares, Inc.	350,388
15,020	KeyCorp	352,219
20,526	National City Corp.	337,858
5,156	PNC Financial Services Group, Inc.	338,491

NUMBER OF SHARES		VALUE
14,060	Regions Financial Corp.	$332,519
5,394	SunTrust Banks, Inc.	337,071
10,936	U.S. Bancorp	347,109
8,544	Wachovia Corp.	324,928
10,899	Wells Fargo & Co.	329,041
		4,390,144
	Major Telecommunications (0.7%)
8,490	AT&T Inc.	352,844
6,760	Embarq Corp.	334,823
23,929	Sprint Nextel Corp.	314,188
7,876	Verizon Communications, Inc.	344,102
		1,345,957
	Managed Health Care (1.2%)
5,955	Aetna, Inc.	343,782
6,475	CIGNA Corp.	347,902
5,885	Coventry Health Care, Inc.*	348,686
4,537	Humana, Inc.*	341,681
5,959	UnitedHealth Group Inc.	346,814
3,914	WellPoint Inc.*	343,375
		2,072,240
	Media Conglomerates (1.0%)
12,668	CBS Corp. (Class B)	345,203
10,439	Disney (Walt) Co. (The)	336,971
16,317	News Corp. (Class A)	334,335
20,099	Time Warner, Inc.	331,834
7,927	Viacom Inc. (Class B)*	348,154
		1,696,497
	Medical Distributors (0.8%)
7,927	AmerisourceBergen Corp.	355,684
5,701	Cardinal Health, Inc.	329,233
5,280	McKesson Corp.	345,893
10,189	Patterson Companies, Inc.*	345,917
		1,376,727
	Medical Specialties (3.1%)
10,284	Applera Corp. - Applied Biosystems Group	348,833
3,694	Bard (C.R.), Inc.	350,191
5,851	Baxter International, Inc.	339,651

See Notes to Financial Statements

Equally-Weighted S&P 500

Portfolio of Investments  ■  December 31, 2007 continued

NUMBER OF SHARES		VALUE
4,197	Becton, Dickinson & Co.	$350,785
28,314	Boston Scientific Corp.*	329,292
7,918	Covidien Ltd.	350,688
8,043	Hospira, Inc.*	342,954
6,581	Medtronic, Inc.	330,827
8,527	Pall Corp.	343,809
13,056	PerkinElmer, Inc.	339,717
7,971	St. Jude Medical, Inc.*	323,941
4,598	Stryker Corp.	343,563
6,072	Thermo Fisher Scientific, Inc.*	350,233
6,692	Varian Medical Systems, Inc.*	349,055
4,486	Waters Corp.*	354,708
4,877	Zimmer Holdings, Inc.*	322,614
		5,470,861
	Miscellaneous Commercial Services (0.2%)
9,898	Cintas Corp.	332,771
	Miscellaneous Manufacturing (0.2%)
7,232	Dover Corp.	333,323
	Motor Vehicles (0.6%)
48,677	Ford Motor Co.*	327,596
12,427	General Motors Corp.	309,308
7,455	Harley-Davidson, Inc.	348,223
		985,127
	Multi-Line Insurance (0.8%)
5,800	American International Group, Inc.	338,140
3,937	Hartford Financial Services Group, Inc. (The) (Note 4)	343,267
7,246	Loews Corp.	364,764
6,067	SAFECO Corp.*	337,811
		1,383,982
	Office Equipment/ Supplies (0.4%)
6,419	Avery Dennison Corp.	341,106
8,627	Pitney Bowes Inc.	328,171
		669,277

NUMBER OF SHARES		VALUE
	Oil & Gas Pipelines (0.4%)
20,685	El Paso Corp.	$356,609
9,725	Williams Companies, Inc. (The)	347,961
		704,570
	Oil & Gas Production (1.8%)
5,381	Anadarko Petroleum Corp.	353,478
3,302	Apache Corp.	355,097
8,993	Chesapeake Energy Corp.	352,526
3,909	Devon Energy Corp.	347,549
3,869	EOG Resources, Inc.	345,308
4,372	Noble Energy, Inc.	347,661
4,776	Occidental Petroleum Corp.	367,704
6,736	Range Resources Corp.	345,961
6,611	XTO Energy, Inc.	339,541
		3,154,825
	Oil Refining/Marketing (0.8%)
5,769	Marathon Oil Corp.	351,101
4,741	Sunoco, Inc.	343,438
6,952	Tesoro Corp.	331,610
4,942	Valero Energy Corp.	346,088
		1,372,237
	Oilfield Services/ Equipment (1.4%)
4,101	Baker Hughes Inc.	332,591
13,970	BJ Services Co.	338,912
9,265	Halliburton Co.	351,236
4,847	National-Oilwell Varco, Inc.*	356,061
3,631	Schlumberger Ltd. (Netherlands Antilles)	357,181
4,853	Smith International, Inc.	358,394
5,219	Weatherford International Ltd. (Bermuda)*	358,023
		2,452,398
	Other Consumer Services (0.7%)
4,790	Apollo Group, Inc. (Class A)*	336,019
17,805	Block (H&R), Inc.	330,639
9,957	eBay Inc.*	330,473
10,708	Expedia, Inc.*	338,587
		1,335,718

See Notes to Financial Statements

Equally-Weighted S&P 500

Portfolio of Investments  ■  December 31, 2007 continued

NUMBER OF SHARES		VALUE
	Other Consumer Specialties (0.2%)
4,474	Fortune Brands, Inc.	$323,739
	Other Metals/Minerals (0.2%)
12,619	Titanium Metals Corp.	333,773
	Packaged Software (1.9%)
8,197	Adobe Systems, Inc.*	350,258
6,893	Autodesk, Inc.*	342,996
9,459	BMC Software, Inc.*	337,119
13,448	CA Inc.	335,528
38,915	Compuware Corp.*	345,565
11,131	Intuit Inc.*	351,851
9,721	Microsoft Corp.**	346,068
48,106	Novell, Inc.*	330,488
15,535	Oracle Corp.*	350,780
20,160	Symantec Corp.*	325,382
		3,416,035
	Personnel Services (0.4%)
10,591	Monster Worldwide Inc.*	343,148
12,551	Robert Half International, Inc.	339,379
		682,527
	Pharmaceuticals: Generic Drugs (0.6%)
6,504	Barr Pharmaceuticals Inc.*	345,362
24,339	Mylan Laboratories, Inc.	342,206
12,110	Watson Pharmaceuticals, Inc.*	328,665
		1,016,233
	Pharmaceuticals: Major (1.5%)
6,024	Abbott Laboratories	338,248
12,367	Bristol-Myers Squibb Co.	327,973
5,117	Johnson & Johnson	341,304
6,276	Lilly (Eli) & Co.	335,076
5,905	Merck & Co., Inc.	343,140
14,693	Pfizer, Inc.	333,972
12,600	Schering-Plough Corp.	335,664
7,439	Wyeth	328,729
		2,684,106

NUMBER OF SHARES		VALUE
	Pharmaceuticals: Other (0.6%)
5,420	Allergan, Inc.	$348,181
9,533	Forest Laboratories, Inc.*	347,478
32,435	King Pharmaceuticals, Inc.*	332,134
		1,027,793
	Precious Metals (0.4%)
3,324	Freeport-McMoRan Copper & Gold, Inc. (Class B)	340,511
7,291	Newmont Mining Corp.	356,020
		696,531
	Property - Casualty Insurers (1.4%)
5,684	ACE Ltd. (Cayman Islands)	351,158
6,591	Allstate Corp. (The)	344,248
6,531	Chubb Corp. (The)	356,462
8,416	Cincinnati Financial Corp.	332,769
18,614	Progressive Corp. (The)	356,644
6,649	Travelers Companies, Inc. (The)	357,716
6,594	XL Capital Ltd. (Class A) (Cayman Islands)	331,744
		2,430,741
	Publishing: Books/ Magazines (0.2%)
6,278	Meredith Corp.	345,164
	Publishing: Newspapers (0.8%)
8,544	Gannett Co., Inc.	333,216
19,384	New York Times Co. (The) (Class A)	339,802
7,993	Scripps (E.W.) Co. (Class A)	359,765
420	Washington Post Co. (The) (Class B)	332,401
		1,365,184
	Pulp & Paper (0.4%)
10,364	International Paper Co.	335,586
11,028	MeadWestvaco Corp.	345,176
		680,762

See Notes to Financial Statements

Equally-Weighted S&P 500

Portfolio of Investments  ■  December 31, 2007 continued

NUMBER OF SHARES		VALUE
	Railroads (0.8%)
4,256	Burlington Northern Santa Fe Corp.	$354,227
8,189	CSX Corp.	360,152
7,015	Norfolk Southern Corp.	353,837
2,802	Union Pacific Corp.	351,987
		1,420,203
	Real Estate Development (0.2%)
15,427	CB Richard Ellis Group, Inc. (Class A)*	332,452
	Real Estate Investment Trusts (2.4%)
9,217	Apartment Investment & Management Co. (Class A)	320,106
3,527	AvalonBay Communities, Inc.	332,032
3,476	Boston Properties, Inc.	319,132
8,367	Developers Diversified Realty Corp.	320,372
9,163	Equity Residential	334,175
7,961	General Growth Properties, Inc.	327,834
18,773	Host Hotels & Resorts Inc.	319,892
9,000	Kimco Realty Corp.	327,600
7,573	Plum Creek Timber Co., Inc.	348,661
5,582	ProLogis	353,787
4,604	Public Storage, Inc.	337,980
3,694	Simon Property Group, Inc.	320,861
3,830	Vornado Realty Trust	336,849
		4,299,281
	Recreational Products (0.7%)
18,456	Brunswick Corp.	314,675
5,885	Electronic Arts Inc.*	343,743
12,822	Hasbro, Inc.	327,987
16,549	Mattel, Inc.	315,093
		1,301,498
	Regional Banks (1.3%)
9,109	Commerce Bancorp, Inc.	347,417
12,872	Fifth Third Bancorp	323,473
18,016	First Horizon National Corp.	326,990
4,175	M&T Bank Corp.	340,555

NUMBER OF SHARES		VALUE
12,164	Marshall & Ilsley Corp	$322,103
4,533	Northern Trust Corp.	347,137
7,066	Zions Bancorporation	329,912
		2,337,587
	Restaurants (1.0%)
12,066	Darden Restaurants, Inc.	334,349
5,899	McDonald's Corp.	347,510
16,224	Starbucks Corp.*	332,105
12,632	Wendy's International, Inc.	326,411
9,294	Yum! Brands, Inc.	355,681
		1,696,056
	Savings Banks (0.6%)
23,703	Hudson City Bancorp, Inc.	356,019
28,084	Sovereign Bancorp, Inc.	320,158
23,779	Washington Mutual, Inc.	323,632
		999,809
	Semiconductors (2.4%)
43,073	Advanced Micro Devices, Inc.*	323,048
17,035	Altera Corp.	329,116
10,390	Analog Devices, Inc.	329,363
12,362	Broadcom Corp. (Class A)*	323,143
13,056	Intel Corp.	348,073
10,361	Linear Technology Corp.	329,791
61,463	LSI Logic Corp.*	326,369
10,197	Microchip Technology Inc.	320,390
44,558	Micron Technology, Inc.*	323,046
14,152	National Semiconductor Corp.	320,401
9,951	NVIDIA Corp.*	338,533
9,863	Texas Instruments Inc.	329,424
14,918	Xilinx, Inc.	326,257
		4,266,954
	Services to the Health Industry (1.0%)
4,966	Express Scripts, Inc.*	362,518
14,521	IMS Health Inc.	334,564
4,576	Laboratory Corp. of America Holdings*	345,625
3,447	Medco Health Solutions Inc.*	349,526
6,368	Quest Diagnostics Inc.	336,867
		1,729,100

See Notes to Financial Statements

Equally-Weighted S&P 500

Portfolio of Investments  ■  December 31, 2007 continued

NUMBER OF SHARES		VALUE
	Specialty Insurance (0.7%)
12,357	Ambac Financial Group, Inc.	$318,440
5,137	Assurant, Inc.	343,665
16,470	MBIA Inc.	306,836
14,268	MGIC Investment Corp.	320,031
		1,288,972
	Specialty Stores (1.3%)
21,752	AutoNation, Inc.*	340,636
2,824	AutoZone, Inc.*	338,626
11,331	Bed Bath & Beyond Inc.*	333,018
25,632	Office Depot, Inc.*	356,541
15,544	OfficeMax Inc.	321,139
15,321	Staples, Inc.	353,455
7,346	Tiffany & Co.	338,136
		2,381,551
	Specialty Telecommunications (0.9%)
8,189	American Tower Corp. (Class A)*	348,851
8,186	CenturyTel, Inc.	339,392
26,167	Citizens Communications Co.	333,106
47,650	Qwest Communications International, Inc.*	334,027
25,745	Windstream Corp.	335,200
		1,690,576
	Steel (0.6%)
3,920	Allegheny Technologies, Inc.	338,688
5,988	Nucor Corp.	354,609
3,062	United States Steel Corp.	370,226
		1,063,523
	Telecommunication Equipment (0.9%)
9,659	Ciena Corp.*	329,468
14,693	Corning Inc.	352,485
20,412	Motorola, Inc.	327,408
8,839	QUALCOMM, Inc.	347,815
49,115	Tellabs, Inc.*	321,212
		1,678,388

NUMBER OF SHARES		VALUE
	Tobacco (0.6%)
4,464	Altria Group, Inc.	$337,389
5,136	Reynolds American, Inc.	338,771
6,287	UST, Inc.	344,528
		1,020,688
	Tools/Hardware (0.6%)
4,671	Black & Decker Corp.	325,335
7,317	Snap-On, Inc.	352,972
6,889	Stanley Works (The)	333,979
		1,012,286
	Trucks/Construction/Farm Machinery (1.2%)
4,608	Caterpillar Inc.	334,356
2,771	Cummins Inc.	352,942
4,026	Deere & Co.	374,901
7,292	Manitowoc Co., Inc.	356,068
6,251	PACCAR, Inc.	340,554
5,389	Terex Corp.*	353,357
		2,112,178
	Wholesale Distributors (0.4%)
7,146	Genuine Parts Co.	330,860
3,924	Grainger (W.W.), Inc.	343,428
		674,288
	Total Common Stocks (Cost $105,629,978)	169,679,809

See Notes to Financial Statements

Equally-Weighted S&P 500

Portfolio of Investments  ■  December 31, 2007 continued

NUMBER OF WARRANTS			VALUE
	Warrant (0.0%)
	Aerospace & Defense
111	Raython Co. (06/16/11) (Cost $1,354)*		$2,797
NUMBER OF SHARES (000)
	Short-Term Investment (b) (4.2%) Investment Company
7,491	Morgan Stanley Institutional Liquidity Money Market Portfolio - Institutional Class (Cost $7,491484)		7,491,484
Total Investments (Cost $113,122,816) (c) (d)		99.8%	177,174,090
Other Assets in Excess of Liabilities		0.2	374,594
Net Assets		100.0%	$177,548,684

  *  Non-income producing security.

  **  A portion of this security is physically segregated in connection with open futures contracts in the amount of $330,000.

  †  Consists of one or more class of securities traded together as a unit. Stocks with attached paired trust shares.

  (a)  A security with total market value equal to $0 has been valued at its fair value as determind in good faith under procedures established by and under the general supervision of the Fund's Trustees.

  (b)  See Note 4 to financial statements regarding investments in Morgan Stanley Institutional Liquidity Fund - Money Market Portfolio.

  (c)  Securities have been designated as collateral in an amount equal to $7,143,672 in connection with open futures contracts.

  (d)  The aggregate cost for federal income tax purposes is $113,500,392. The aggregate gross unrealized appreciation is $71,372,497, and the aggregate gross unrealized depreciation is $7,698,799, resulting in net unrealized appreciation of $63,673,698.

FUTURES CONTRACTS OPEN AT DECEMBER 31, 2007:

NUMBER OF CONTRACTS	LONG/SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED DEPRECIATION
65	Long	S&P 500 Mini Index March 2008	$4,800,900	$(52,324)
30	Long	S&P Midcap 400 Mini Index March 2008	2,594,400	(26,230)
Total Unrealized Depreciation				$(78,554)

See Notes to Financial Statements

Equally-Weighted S&P 500

Summary of Investments  ■  December 31, 2007

SECTOR	VALUE	PERCENT OF TOTAL INVESTMENTS
Finance	$31,290,223	17.7%
Electronic Technology	16,447,998	9.3
Retail Trade	12,450,256	7.0
Health Technology	12,206,069	6.9
Consumer Non-Durables	12,127,013	6.9
Utilities	10,968,370	6.2
Technology Services	9,526,719	5.4
Consumer Services	9,436,058	5.3
Producer Manufacturing	9,322,489	5.3
Investment Company	7,491,484	4.2
Consumer Durables	7,298,507	4.1
Energy Minerals	7,050,765	4.0

SECTOR	VALUE		PERCENT OF TOTAL INVESTMENTS
Process Industries	$6,477,357		3.7%
Industrial Services	6,282,678		3.5
Health Services	4,141,060		2.3
Non-Energy Minerals	3,135,613		1.8
Transportation	3,080,877		1.7
Communications	3,036,533		1.7
Commercial Services	3,028,328		1.7
Distribution Services	2,375,693		1.3
	$177,174,090	*	100.0%

*  Does not include open futures contracts with an underlying face amount of $7,395,300 with total unrealized depreciation of $78,554.

See Notes to Financial Statements

Growth

Portfolio of Investments  ■  December 31, 2007

NUMBER OF SHARES		VALUE
	Common Stocks (96.2%)
	Air Freight/Couriers (3.2%)
16,712	C.H. Robinson Worldwide, Inc.	$904,453
14,765	Expeditors International of Washington, Inc.	659,700
		1,564,153
	Apparel/Footwear (1.5%)
24,549	Coach, Inc.*	750,708
	Apparel/Footwear Retail (1.9%)
11,495	Abercrombie & Fitch Co. (Class A)	919,255
	Biotechnology (1.5%)
5,126	Gen-Probe Inc.*	322,579
6,730	Illumina, Inc.*	398,820
		721,399
	Casino/Gaming (3.4%)
14,949	Wynn Resorts, Ltd.	1,676,231
	Chemicals: Agricultural (7.4%)
32,866	Monsanto Co.	3,670,804
	Computer Communications (1.9%)
35,616	Cisco Systems, Inc.*	964,125
	Computer Peripherals (0.0%)
20,100	Seagate Technology Inc. (Escrow) (a)*	0
	Computer Processing Hardware (3.3%)
8,233	Apple Inc.*	1,630,793
	Construction Materials (3.5%)
37,158	Cemex SAB de C.V. (ADR) (Mexico)*	960,534
5,814	Martin Marietta Materials, Inc.	770,936
		1,731,470
	Discount Stores (3.0%)
10,751	Costco Wholesale Corp.	749,990
7,359	Sears Holdings Corp.*	750,986
		1,500,976

NUMBER OF SHARES		VALUE
	Finance/Rental/ Leasing (1.6%)
3,651	MasterCard Inc. (Class A)	$785,695
	Financial Conglomerates (7.1%)
24,693	American Express Co.	1,284,530
62,745	Brookfield Asset Management Inc. (Class A) (Canada)	2,238,114
		3,522,644
	Information Technology Services (1.4%)
8,051	VMware Inc. (Class A)*	684,254
	Internet Retail (5.4%)
28,872	Amazon.com, Inc.*	2,674,702
	Internet Software/ Services (11.8%)
2,251	Baidu.com, Inc. (ADR) (Cayman Islands)*	878,768
5,242	Google Inc. (Class A)*	3,624,738
83,000	Tencent Holdings Ltd. (Cayman Islands) (a)	618,183
31,639	Yahoo! Inc.*	735,923
		5,857,612
	Investment Banks/ Brokers (2.2%)
1,551	CME Group Inc	1,063,986
	Investment Managers (1.2%)
5,175	Franklin Resources, Inc.	592,175
	Miscellaneous Commercial Services (1.4%)
11,639	Corporate Executive Board Co. (The)	699,504
	Multi-Line Insurance (2.6%)
25,344	Loews Corp.	1,275,817
	Oil & Gas Production (6.4%)
13,037	Southwestern Energy Co.*	726,422
34,427	Ultra Petroleum Corp. (Canada)*	2,461,531
		3,187,953

See Notes to Financial Statements

Growth

Portfolio of Investments  ■  December 31, 2007 continued

NUMBER OF SHARES		VALUE
	Other Consumer Services (4.1%)
60,897	eBay Inc.*	$2,021,171
	Other Transportation (1.4%)
116,000	China Merchants Holdings International Co., Ltd. (Hong Kong) (a)	707,869
	Personnel Services (0.9%)
13,873	Monster Worldwide Inc.*	449,485
	Property - Casualty Insurers (2.7%)
282	Berkshire Hathaway Inc. (Class B)*	1,335,552
	Restaurants (2.5%)
60,682	Starbucks Corp.*	1,242,161
	Services to the Health Industry (0.9%)
7,134	Stericycle, Inc.*	423,760
	Steel (1.0%)
8,292	Nucor Corp.	491,052
	Telecommunication Equipment (3.9%)
16,985	Research In Motion Ltd. (Canada)*	1,926,099
	Water Utilities (1.0%)
5,374	Veolia Environnement (ADR) (France)	488,927
	Wholesale Distributors (1.8%)
224,000	Li & Fung Ltd. (Bermuda) (a)	895,119
	Wireless Telecommunications (4.3%)
23,082	America Movil SAB de C.V. (Series L) (ADR) (Mexico)	1,417,004
8,294	China Mobile Ltd. (ADR) (Hong Kong)	720,500
		2,137,504
	Total Common Stocks (Cost $34,993,860)	47,592,955

NUMBER OF SHARES		VALUE
	Investment Trusts/ Mutual Funds (1.5%)
2,304	Aeroplan Income Fund - 144A (Units) (Canada)†**	$55,327
29,178	Aeroplan Income Fund (Units) (Canada)†	700,663
	Total Investment Trusts/ Mutual Funds (Cost $736,080)	755,990

NUMBER OF SHARES (000)
	Short-Term Investment (b) (3.6%) Investment Company
1,787	Morgan Stanley Institutional Liquidity Money Market Portfolio - Institutional Class (Cost $1,786,638)		$1,786,638
Total Investments (Cost $37,516,578) (c)		101.3%	50,135,583
Liabilities in Excess of Other Assets		(1.3)	(629,123)
Net Assets		100.0%	$49,506,460

ADR  American Depositary Receipt.

  *  Non-income producing security.

  **  Resale is restricted to qualified institutional investors.

  †  Consist of one or more class of securities traded together as a unit; stocks with attached warrants.

  (a)  Securities with total market value equal to $2,221,171 have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

  (b)  See Note 4 to the financial statements regarding investments in Morgan Stanley Institutional Liquidity Money Market Portfolio - Institutional Class.

  (c)  The aggregate cost for federal income tax purposes is $37,582,318. The aggregate gross unrealized appreciation is $14,484,136 and the aggregate gross unrealized depreciation is $1,930,871, resulting in net unrealized appreciation of $12,553,265.

See Notes to Financial Statements

Growth

Portfolio of Investments  ■  December 31, 2007 continued

Forward Foreign Currency Contracts Open December 31, 2007:

CONTRACTS TO DELIVER		IN EXCHANGE FOR	DELIVERY DATE	UNREALIZED DEPRECIATION
CAD	116	$117	01/02/08	$(1)

Currency Abbreviations:

CAD  Canadian Dollars.

See Notes to Financial Statements

Growth

Summary of Investments  ■  December 31, 2007

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Internet Software/Services	$5,857,612	11.7%
Chemicals: Agricultural	3,670,804	7.3
Financial Conglomerates	3,522,644	7.0
Oil & Gas Production	3,187,953	6.4
Internet Retail	2,674,702	5.3
Wireless Telecommunications	2,137,504	4.3
Other Consumer Services	2,021,171	4.0
Telecommunication Equipment	1,926,099	3.8
Investment Company	1,786,638	3.6
Construction Materials	1,731,470	3.5
Casino/Gaming	1,676,231	3.3
Computer Processing Hardware	1,630,793	3.3
Air Freight/Couriers	1,564,153	3.1
Discount Stores	1,500,976	3.0
Property - Casualty Insurers	1,335,552	2.7
Multi-Line Insurance	1,275,817	2.5
Restaurants	1,242,161	2.5

INDUSTRY	VALUE		PERCENT OF TOTAL INVESTMENTS
Investment Banks/Brokers	$1,063,986		2.1%
Computer Communications	964,125		1.9
Apparel/Footwear Retail	919,255		1.8
Wholesale Distributors	895,119		1.8
Finance/Rental/Leasing	785,695		1.6
Investment Trusts/Mutual Funds	755,990		1.5
Apparel/Footwear	750,708		1.5
Biotechnology	721,399		1.4
Other Transportation	707,869		1.4
Miscellaneous Commercial Services	699,504		1.4
Information Technology Services	684,254		1.4
Investment Managers	592,175		1.2
Steel	491,052		1.0
Water Utilities	488,927		1.0
Personnel Services	449,485		0.9
Services To The Health Industry	423,760		0.8
	$50,135,583	*	100.0%

*  Does not include open forward foreign currency contract with an unrealized depreciation of $1.

See Notes to Financial Statements

Focus Growth

Portfolio of Investments  ■  December 31, 2007

NUMBER OF SHARES		VALUE
	Common Stocks (92.8%)
	Air Freight/Couriers (4.4%)
76,135	C.H. Robinson Worldwide, Inc.	$4,120,426
69,897	Expeditors International of Washington, Inc.	3,122,998
		7,243,424
	Apparel/Footwear Retail (2.5%)
52,018	Abercrombie & Fitch Co. (Class A)	4,159,880
	Casino/Gaming (3.6%)
52,415	Wynn Resorts, Ltd.*	5,877,294
	Chemicals: Agricultural (8.6%)
126,755	Monsanto Co.	14,157,266
	Computer Communications (2.4%)
147,200	Cisco Systems, Inc.*	3,984,704
	Computer Processing Hardware (3.9%)
32,003	Apple Inc.*	6,339,154
	Construction Materials (2.9%)
184,978	Cemex SAB de C.V. (ADR) (Mexico)*	4,781,681
	Financial Conglomerates (8.1%)
100,441	American Express Co.	5,224,941
226,920	Brookfield Asset Management Inc. (Class A) (Canada)	8,094,236
		13,319,177
	Internet Retail (5.9%)
104,692	Amazon.com, Inc.*	9,698,667
	Internet Software/ Services (12.4%)
11,012	Baidu.com, Inc. (ADR) (Cayman Islands)*	4,298,975
18,869	Google Inc. (Class A)*	13,047,536
403,000	Tencent Holdings Ltd. (Cayman Islands)#	3,001,537
		20,348,048

NUMBER OF SHARES		VALUE
	Investment Banks/ Brokers (3.2%)
7,578	CME Group Inc.	$5,198,508
	Miscellaneous Commercial Services (1.6%)
44,853	Corporate Executive Board Co. (The)	2,695,665
	Multi-Line Insurance (3.9%)
128,202	Loews Corp.	6,453,689
	Oil & Gas Production (7.8%)
180,127	Ultra Petroleum Corp. (Canada)*	12,879,081
	Other Consumer Services (4.5%)
223,643	eBay Inc.*	7,422,711
	Property - Casualty Insurers (3.0%)
1,035	Berkshire Hathaway Inc. (Class B)*	4,901,760
	Restaurants (2.9%)
234,417	Starbucks Corp.*	4,798,516
	Telecommunication Equipment (4.8%)
68,883	Research In Motion Ltd. (Canada)*	7,811,332
	Wholesale Distributors (2.2%)
912,000	Li & Fung Ltd. (Bermuda)#	3,644,415
	Wireless Telecommunications (4.2%)
112,467	America Movil SAB de C.V. (Series L) (ADR) (Mexico)	6,904,349
	Total Common Stocks (Cost $116,597,690)	152,619,321

See Notes to Financial Statements

NUMBER OF SHARES (000)			VALUE
	Short-Term Investment (a) (7.6%) Investment Company
12,445	Morgan Stanley Institutional Liquidity Money Market Portfolio - Institutional Class (Cost $12,444,925)		$12,444,925
Total Investments (Cost $129,042,615) (b)		100.4%	165,064,246
Liabilities in Excess of Other Assets		(0.4)	(711,941)
Net Assets		100.0%	$164,352,305

ADR  American Depositary Receipt.

  *  Non-income producing security.

  #  Securities with total market value equal to $6,645,952 have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

(a)  See Note 4 to the financial statements regarding investments in Morgan Stanley Institutional Liquidity Money Market Portfolio - Institutional Class.

(b)  The aggregate cost for federal income tax purposes is $129,060,147. The aggregate gross unrealized appreciation is $43,553,350, and the aggregate gross unrealized depreciation is $7,549,251, resulting in net unrealized appreciation of $36,004,099.

Forward Foreign Currency Contracts Open December 31, 2007

CONTRACTS TO DELIVER		IN EXCHANGE FOR	DELIVERY DATE	UNREALIZED DEPRECIATION
HKD	69,372	$8,893	01/02/08	$(4)

Currency Abbreviations:

HKD  Hong Kong Dollar.

See Notes to Financial Statements

Focus Growth

Summary of Investments  ■  December 31, 2007

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Internet Software/Services	$20,348,048	12.3%
Chemicals: Agricultural	14,157,266	8.6
Financial Conglomerates	13,319,177	8.1
Oil & Gas Production	12,879,081	7.8
Investment Company	12,444,925	7.5
Internet Retail	9,698,667	5.9
Telecommunication Equipment	7,811,332	4.7
Other Consumer Services	7,422,711	4.5
Air Freight/Couriers	7,243,424	4.4
Wireless Telecommunications	6,904,349	4.2
Multi-Line Insurance	6,453,689	3.9
Computer Processing Hardware	6,339,154	3.8

INDUSTRY	VALUE		PERCENT OF TOTAL INVESTMENTS
Casino/Gaming	$5,877,294		3.6%
Investment Banks/Brokers	5,198,508		3.2
Property - Casualty Insurers	4,901,760		3.0
Restaurants	4,798,516		2.9
Construction Materials	4,781,681		2.9
Apparel/Footwear Retail	4,159,880		2.5
Computer Communications	3,984,704		2.4
Wholesale Distributors	3,644,415		2.2
Miscellaneous Commercial Services	2,695,665		1.6
	$165,064,246	*	100.0%

*  Does not include open forward foreign currency contracts with unrealized depreciation of $4.

See Notes to Financial Statements

Capital Opportunities

Portfolio of Investments  ■  December 31, 2007

NUMBER OF SHARES		VALUE
	Common Stocks (92.5%)
	Air Freight/Couriers (4.4%)
16,448	C.H. Robinson Worldwide, Inc.	$890,166
15,042	Expeditors International of Washington, Inc.	672,076
		1,562,242
	Apparel/Footwear Retail (2.8%)
12,463	Abercrombie & Fitch Co. (Class A)	996,666
	Biotechnology (4.4%)
12,969	Illumina, Inc.*	768,543
11,892	Techne Corp.*	785,467
		1,554,010
	Casino/Gaming (3.3%)
10,319	Wynn Resorts, Ltd.*	1,157,069
	Chemicals: Agricultural (8.5%)
26,912	Monsanto Co.	3,005,801
	Computer Processing Hardware (3.0%)
5,392	Apple Inc.*	1,068,047
	Construction Materials (2.6%)
36,143	Cemex SAB de C.V. (ADR) (Mexico)*	934,297
	Financial Conglomerates (4.6%)
45,498	Brookfield Asset Management Inc. (Class A) (Canada)	1,622,914
	Information Technology Services (1.4%)
5,819	VMware Inc - Class A*	494,557
	Internet Retail (5.4%)
20,720	Amazon.com, Inc.*	1,919,501
	Internet Software/ Services (12.4%)
2,712	Baidu.com, Inc. (ADR) (Cayman Islands)*	1,058,738
3,761	Google Inc. (Class A)*	2,600,656
100,000	Tencent Holdings Ltd. (Cayman Islands)	744,798
		4,404,192

NUMBER OF SHARES		VALUE
	Investment Banks/ Brokers (2.6%)
14,036	Greenhill & Co., Inc.	$933,113
	Investment Trusts/Mutual Funds (3.0%)
44,932	Aeroplan Income Fund (Units)† (Canada)	1,078,969
	Miscellaneous Commercial Services (4.4%)
12,483	Corporate Executive Board Co. (The)	750,228
17,171	Costar Group, Inc.*	811,330
		1,561,558
	Oil & Gas Production (8.1%)
18,649	Southwestern Energy Co.*	1,039,122
25,846	Ultra Petroleum Corp. (Canada)*	1,847,989
		2,887,111
	Other Consumer Services (4.1%)
44,183	eBay Inc.*	1,466,434
	Personnel Services (1.5%)
15,911	Monster Worldwide Inc.*	515,516
	Restaurants (2.3%)
39,680	Starbucks Corp.*	812,250
	Specialty Telecommunications (2.2%)
32,473	Cogent Communications Group, Inc.*	769,935
	Telecommunication Equipment (4.0%)
12,380	Research In Motion Ltd. (Canada)*	1,403,892
	Water Utilities (2.1%)
31,361	Nalco Holding Co.*	758,309
	Wholesale Distributors (2.4%)
210,000	Li & Fung Ltd. (Hong Kong)	839,175

See Notes to Financial Statements

Capital Opportunities

Portfolio of Investments  ■  December 31, 2007 continued

NUMBER OF SHARES		VALUE
	Wireless Telecommunications (3.0%)
17,259	America Movil SAB de C.V. (Series L) (ADR) (Mexico)	$1,059,530
	Total Common Stocks (Cost $24,422,098)	32,805,088

NUMBER OF SHARES (000)			VALUE
	Short-Term Investment (a) (7.4%) Investment Company
$2,644	Morgan Stanley Institutional Liquidity Money Market Portfolio - Institutional Class (Cost $2,644,413)		$2,644,413
Total Investments (Cost $27,066,511) (b)		99.9%	35,449,501
Other Assets in Excess of Liabilities		0.1	20,319
Net Assets		100.0%	$35,469,820

ADR  American Depositary Receipt.

  *  Non-income producing security.

  †  Consists of one or more class of securities traded together as a unit; stocks with attached warrants.

  (a)  See Note 4 to the financial statements regarding investments in Morgan Stanley Institutional Liquidity Fund - Money Market Portfolio.

  (b)  The aggregate cost for federal income tax purposes is $27,068,523. The aggregate gross unrealized appreciation is $10,029,646 and the aggregate gross unrealized depreciation is $1,648,668 resulting in net unrealized appreciation of $8,380,978.

See Notes to Financial Statements

Capital Opportunities

Summary of Investments  ■  December 31, 2007

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Internet Software/Services	$4,404,192	12.4%
Chemicals: Agricultural	3,005,801	8.5
Oil & Gas Production	2,887,111	8.1
Investment Company	2,644,413	7.5
Internet Retail	1,919,501	5.4
Financial Conglomerates	1,622,914	4.6
Air Freight/Couriers	1,562,242	4.4
Miscellaneous Commercial Services	1,561,558	4.4
Biotechnology	1,554,010	4.4
Other Consumer Services	1,466,434	4.1
Telecommunication Equipment	1,403,892	4.0
Casino/Gaming	1,157,069	3.3
Investment Trusts/Mutual Funds	1,078,969	3.0

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Computer Processing Hardware	$1,068,047	3.0%
Wireless Telecommunications	1,059,530	3.0
Apparel/Footwear Retail	996,666	2.8
Construction Materials	934,297	2.6
Investment Banks/Brokers	933,113	2.6
Wholesale Distributors	839,175	2.4
Restaurants	812,250	2.3
Specialty Telecommunications	769,935	2.2
Water Utilities	758,309	2.1
Personnel Services	515,516	1.5
Information Technology Services	494,557	1.4
	$35,449,501	100.0%

See Notes to Financial Statements

Global Equity

Portfolio of Investments  ■  December 31, 2007

NUMBER OF SHARES		VALUE
	Common Stocks (99.4%) Australia # (3.0%)
	Data Processing Services
118,500	Computershare Ltd.	$1,026,730
	Other Consumer Services
202,300	A.B.C. Learning Centres Ltd.	916,268
	Total Australia	1,942,998
	Bermuda (11.3%)
	Apparel/Footwear Retail
119,100	Esprit Holdings Ltd.#	1,750,402
	Insurance Brokers/Services
33,900	Willis Group Holdings Ltd.	1,287,183
	Investment Banks/Brokers
53,200	MF Global Ltd.*	1,674,204
	Multi-Line Insurance
27,815	Axis Capital Holdings Ltd.	1,083,951
	Wholesale Distributors
386,800	Li & Fung Ltd.#	1,545,680
	Total Bermuda	7,341,420
	Canada (1.5%)
	Food: Specialty/Candy
71,600	SunOpta Inc.*	955,860
	France # (1.5%)
	Pharmaceuticals: Other
15,800	Ipsen S.A.	950,476
	Germany # (5.4%)
	Apparel/Footwear
21,200	Adidas AG	1,578,485
	Medical Specialties
13,500	Fresenius SE	1,098,410
	Other Consumer Services
49,118	Wirecard AG*	817,093
	Total Germany	3,493,988
	Greece # (4.0%)
	Regional Banks
41,855	EFG Eurobank Ergasias	1,477,567

NUMBER OF SHARES		VALUE
	Wireless Telecommunications
30,400	Cosmote Mobile Telecommunications S.A.	$1,149,378
	Total Greece	2,626,945
	India # (1.1%)
	Construction Materials
27,400	ACC Limited	708,007
	Israel (2.4%)
	Pharmaceuticals: Other
33,700	Teva Pharmaceutical Industries Ltd. (ADR)	1,566,376
	Italy # (2.6%)
	Major Banks
204,900	UniCredito Italiano SpA	1,705,272
	Japan # (2.1%)
	Home Building
25,200	Daito Trust Construction Co., Ltd.	1,398,216
	Mexico (2.5%)
	Beverages: Non-Alcoholic
19,800	Fomento Economico Mexicano, S.A.B. de C.V. (ADR) (Units)†	755,766
	Other Transportation
14,600	Grupo Aeroportuario del Sureste S.A.B de C.V. (ADR) (Series B)	893,812
	Total Mexico	1,649,578
	Singapore (5.2%)
	Airlines
88,760	Singapore Airlines Ltd.#	1,062,408
	Electronic Components
65,860	Flextronics International Ltd.*	794,272
	Marine Shipping
392,801	Cosco Corp (Singapore) Ltd.#	1,545,447
	Total Singapore	3,402,127

See Notes to Financial Statements

Global Equity

Portfolio of Investments  ■  December 31, 2007 continued

NUMBER OF SHARES		VALUE
	South Africa # (1.3%)
	Pharmaceuticals: Generic Drugs
156,500	Aspen Pharmacare Holdings Ltd.*	$870,007
	Spain # (7.6%)
	Apparel/Footwear Retail
14,900	Industria de Diseno Textil, S.A.	905,950
	Major Banks
41,265	Banco Bilbao Vizcaya Argentaria, S.A.	1,013,519
45,802	Banco Santander S.A.	989,518
		2,003,037
	Major Telecommunications
63,928	Telefonica S.A.	2,065,978
	Total Spain	4,974,965
	Switzerland # (2.6%)
	Chemicals: Specialty
7,400	Lonza Group AG (Registered Shares)	890,085
	Financial Conglomerates
17,700	UBS AG (Registered Shares)	821,978
	Total Switzerland	1,712,063
	United Kingdom # (12.5%)
	Beverages: Alcoholic
55,069	SABMiller PLC	1,549,424
	Investment Managers
166,500	BlueBay Asset Management PLC	1,168,109
68,595	Man Group PLC	789,016
		1,957,125
	Investment Trusts/Mutual Funds
39,300	KKR Private Equity Investors LP (Units)+	715,074
	Major Banks
49,100	Standard Chartered PLC	1,783,155

NUMBER OF SHARES		VALUE
	Miscellaneous Commercial Services
68,902	Intertek Group PLC	$1,350,890
	Pharmaceuticals: Other
34,672	Shire PLC	796,556
	Total United Kingdom	8,152,224
	United States (32.8%)
	Beverages: Non-Alcoholic
13,500	PepsiCo, Inc.	1,024,650
	Biotechnology
23,830	Gilead Sciences, Inc.*	1,096,418
	Computer Processing Hardware
11,091	Apple Inc.*	2,196,905
	Electric Utilities
17,200	Constellation Energy Group	1,763,516
	Electronic Components
43,400	Amphenol Corporation (Class A)	2,012,458
	Financial Conglomerates
15,000	Prudential Financial, Inc.	1,395,600
	Life/Health Insurance
24,500	AFLAC, Inc.	1,534,435
	Media Conglomerates
71,300	News Corp. (Class A)	1,460,937
	Medical Specialties
13,350	Bard (C.R.), Inc.	1,265,580
25,210	Thermo Fisher Scientific, Inc.*	1,454,113
22,300	West Pharmaceutical Services, Inc.	905,157
		3,624,850
	Miscellaneous Commercial Services
27,200	FTI Consulting Inc.*	1,676,608
	Specialty Stores
32,200	Staples, Inc.	742,854
	Telecommunication Equipment
30,280	Corning Inc.	726,417

See Notes to Financial Statements

Global Equity

Portfolio of Investments  ■  December 31, 2007 continued

NUMBER OF SHARES			VALUE
	Wireless Telecommunications
47,700	Metropcs Communications Inc.*		$927,765
24,700	NII Holdings Inc.*		1,193,504
			2,121,269
	Total United States		21,376,917
	Total Common Stocks (Cost $45,240,971)		64,827,439
Total Investments (Cost $45,240,971) (a)		99.4%	64,827,439
Other Assets in Excess of Liabilities		0.6	395,323
Net Assets		100.0%	$65,222,762

ADR  American Depositary Receipt.

  *  Non-income producing security.

  +  Consists of one or more class of securities traded together as a unit; stocks with attached warrants.

  #  Securities with total market value equal to $34,439,098 have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

  (a)  The aggregate cost for federal income tax purposes is $45,250,155. The aggregate gross unrealized appreciation is $21,404,870 and the aggregate gross unrealized depreciation is $1,827,586, resulting in net unrealized appreciation of $19,577,284.

See Notes to Financial Statements

Global Equity

Summary of Investments  ■  December 31, 2007

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Major Banks	$5,491,464	8.5%
Medical Specialties	4,723,260	7.3
Pharmaceuticals: Other	3,313,408	5.1
Wireless Telecommunications	3,270,647	5.0
Miscellaneous Commercial Services	3,027,498	4.7
Electronic Components	2,806,730	4.3
Apparel/Footwear Retail	2,656,352	4.1
Financial Conglomerates	2,217,578	3.4
Computer Processing Hardware	2,196,905	3.4
Major Telecommunications	2,065,978	3.2
Investment Managers	1,957,125	3.0
Beverages: Non-Alcoholic	1,780,416	2.7
Electric Utilities	1,763,516	2.7
Other Consumer Services	1,733,361	2.7
Investment Banks/Brokers	1,674,204	2.6
Apparel/Footwear	1,578,485	2.4
Beverages: Alcoholic	1,549,424	2.4
Wholesale Distributors	1,545,680	2.4

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Marine Shipping	$1,545,447	2.4%
Life/Health Insurance	1,534,435	2.4
Regional Banks	1,477,567	2.3
Media Conglomerates	1,460,937	2.2
Home Building	1,398,216	2.2
Insurance Brokers/Services	1,287,183	2.0
Biotechnology	1,096,418	1.7
Multi-Line Insurance	1,083,951	1.7
Airlines	1,062,408	1.6
Data Processing Services	1,026,730	1.6
Food: Specialty/Candy	955,860	1.5
Other Transportation	893,812	1.4
Chemicals: Specialty	890,085	1.4
Pharmaceuticals: Generic Drugs	870,007	1.3
Specialty Stores	742,854	1.1
Telecommunication Equipment	726,417	1.1
Investment Trusts/Mutual Funds	715,074	1.1
Construction Materials	708,007	1.1
	$64,827,439	100.0%

See Notes to Financial Statements

Developing Growth

Portfolio of Investments  ■  December 31, 2007

NUMBER OF SHARES		VALUE
	Common Stocks (92.2%)
	Advertising/Marketing Services (2.4%)
10,324	Focus Media Holding Ltd. (ADR) (Cayman Islands)*	$586,507
13,752	Lamar Advertising Co. (Class A)*	661,059
		1,247,566
	Air Freight/Couriers (4.2%)
22,160	C.H. Robinson Worldwide, Inc.	1,199,299
20,487	Expeditors International of Washington, Inc.	915,359
		2,114,658
	Airlines (0.8%)
11,908	UAL Corp.*	424,639
	Apparel/Footwear (1.5%)
25,234	Coach, Inc.*	771,656
	Apparel/Footwear Retail (4.2%)
16,930	Abercrombie & Fitch Co. (Class A)	1,353,892
16,575	Lululemon Athletica Inc.*	785,158
		2,139,050
	Biotechnology (5.5%)
13,031	Gen-Probe Inc.*	820,041
17,814	Illumina, Inc.*	1,055,658
14,327	Techne Corp.*	946,298
		2,821,997
	Broadcasting (1.4%)
29,673	Grupo Televisa S.A. (ADR) (Mexico)	705,327
	Casino/Gaming (3.2%)
14,393	Wynn Resorts, Ltd.*	1,613,887
	Construction Materials (3.4%)
9,446	Martin Marietta Materials, Inc.	1,252,540
6,740	Texas Industries, Inc.	472,474
		1,725,014

NUMBER OF SHARES		VALUE
	Engineering & Construction (0.7%)
12,669	Aecom Technology Corp.*	$361,953
	Finance/Rental/Leasing (2.1%)
4,917	MasterCard Inc. (Class A)	1,058,138
	Financial Conglomerates (2.9%)
18,108	Brookfield Asset Management Inc. (Class A) (Canada)	645,912
18,065	Leucadia National Corp.	850,862
		1,496,774
	Financial Publishing/ Services (0.8%)
5,368	Morningstar, Inc.*	417,362
	Gas Distributors (1.4%)
13,017	Questar Corp.	704,220
	Home Building (0.7%)
727	NVR, Inc.*	380,948
	Home Furnishings (0.9%)
5,970	Mohawk Industries, Inc.*	444,168
	Hotels/Resorts/ Cruiselines (2.1%)
12,851	Choice Hotels International, Inc.	426,653
19,498	Marriott International, Inc. (Class A)	666,442
		1,093,095
	Insurance Brokers/ Services (1.2%)
16,742	ChoicePoint, Inc.*	609,744
	Internet Retail (1.5%)
13,022	Ctrip.com International Ltd. (ADR) (Cayman Islands)	748,374
	Internet Software/ Services (8.7%)
4,000	Baidu.com, Inc. (ADR) (Cayman Islands)*	1,561,560
9,125	Equinix, Inc.*	922,264

See Notes to Financial Statements

Developing Growth

Portfolio of Investments  ■  December 31, 2007 continued

NUMBER OF SHARES		VALUE
3,239	NHN Corp. (South Korea)#*	$767,885
158,000	Tencent Holdings Ltd. (Cayman Islands) #	1,176,781
		4,428,490
	Investment Banks/ Brokers (2.2%)
5,886	IntercontinentalExchange Inc.*	1,133,055
	Investment Managers (1.5%)
25,770	Calamos Asset Management Inc. (Class A)	767,431
	Media Conglomerates (1.5%)
30,083	Discovery Holding Co. (Class A)*	756,287
	Miscellaneous Commercial Services (5.7%)
16,681	Corporate Executive Board Co. (The)	1,002,528
34,961	GLG Partners, Inc.*	475,470
10,740	IHS Inc. (Class A)*	650,414
20,902	Iron Mountain Inc.*	773,792
		2,902,204
	Oil & Gas Production (8.0%)
26,419	Southwestern Energy Co.*	1,472,067
36,104	Ultra Petroleum Corp. (Canada)*	2,581,436
		4,053,503
	Other Consumer Services (3.6%)
98,500	Alibaba.com Ltd. (Cayman Islands)#*	349,286
9,336	Apollo Group, Inc. (Class A)*	654,920
6,991	Priceline.com Inc.*	802,986
		1,807,192
	Other Transportation (1.1%)
12,795	Grupo Aeroportuario del Pacifico SA de CV (ADR) (Mexico)	571,041

NUMBER OF SHARES		VALUE
	Packaged Software (2.5%)
8,999	Autodesk, Inc.*	$447,790
12,812	Salesforce.com Inc.*	803,184
		1,250,974
	Personnel Services (1.4%)
21,526	Monster Worldwide Inc.*	697,442
	Property - Casualty Insurers (1.1%)
1,436	Alleghany Corp.*	577,272
	Real Estate Development (1.1%)
12,340	Forest City Enterprises, Inc. (Class A)	548,390
	Restaurants (3.8%)
6,384	Chipotle Mexican Grill, Inc. (Class B)*	785,551
56,743	Starbucks Corp.*	1,161,529
		1,947,080
	Services to the Health Industry (2.1%)
18,136	Stericycle, Inc.*	1,077,278
	Specialty Telecommunications (1.3%)
16,120	Crown Castle International Corp.*	670,592
	Water Utilities (2.0%)
41,105	Nalco Holding Co.	993,919
	Wholesale Distributors (2.2%)
276,000	Li & Fung Ltd. (Bermuda)#	1,102,915
	Wireless Telecommunications (1.5%)
15,846	NII Holdings Inc.*	765,679
	Total Common Stocks (Cost $39,289,848)	46,929,314
	Investment Trusts/ Mutual Funds (2.9%)
61,177	Aeroplan Income Fund (Units)† (Canada) (Cost $985,969)	1,469,066

See Notes to Financial Statements

Developing Growth

Portfolio of Investments  ■  December 31, 2007 continued

NUMBER OF SHARES (000)			VALUE
	Short-Term Investment (a) (5.4%) Investment Company
2,724	Morgan Stanley Institutional Liquidity Money Market Portfolio - Institutional Class (Cost $2,724,324)		$2,724,324
Total Investments (Cost $43,000,141) (b)		100.5%	51,122,704
Liabilities in Excess of Other Assets		(0.5)	(265,668)
Net Assets		100.0%	$50,857,036

ADR  American Depositary Receipt.

  *  Non-income producing security.

  †  Consist of one or more class of securities traded together as a unit; stocks with attached warrants.

  #  Securities with total market value equal to $3,396,867 have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

  (a)  See Note 4 to the financial statements regarding investments in Morgan Stanley Institutional Liquidity Money Market Portfolio - Institutional Class.

  (b)  The aggregate cost for federal income tax purposes is $43,017,011. The aggregate gross unrealized appreciation is $10,072,431 and the aggregate gross unrealized depreciation is $1,966,738, resulting in net unrealized appreciation of $8,105,693.

See Notes to Financial Statements

Developing Growth

Summary of Investments  ■  December 31, 2007

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Internet Software/Services	$4,428,490	8.7%
Oil & Gas Production	4,053,503	7.9
Miscellaneous Commercial Services	2,902,204	5.7
Biotechnology	2,821,997	5.5
Investment Company	2,724,324	5.3
Apparel/Footwear Retail	2,139,050	4.2
Air Freight/Couriers	2,114,658	4.1
Restaurants	1,947,080	3.8
Other Consumer Services	1,807,192	3.5
Construction Materials	1,725,014	3.4
Casino/Gaming	1,613,887	3.2
Financial Conglomerates	1,496,774	2.9
Investment Trusts/Mutual Funds	1,469,066	2.9
Packaged Software	1,250,974	2.5
Advertising/Marketing Services	1,247,566	2.4
Investment Banks/Brokers	1,133,055	2.2
Wholesale Distributors	1,102,915	2.2
Hotels/Resorts/Cruiselines	1,093,095	2.1
Services to the Health Industry	1,077,278	2.1
Finance/Rental/Leasing	1,058,138	2.1

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Water Utilities	$993,919	1.9%
Apparel/Footwear	771,656	1.5
Investment Managers	767,431	1.5
Wireless Telecommunications	765,679	1.5
Media Conglomerates	756,287	1.5
Internet Retail	748,374	1.5
Broadcasting	705,327	1.4
Gas Distributors	704,220	1.4
Personnel Services	697,442	1.4
Specialty Telecommunications	670,592	1.3
Insurance Brokers/ Services	609,744	1.2
Property - Casualty Insurers	577,272	1.1
Other Transportation	571,041	1.1
Real Estate Development	548,390	1.1
Home Furnishings	444,168	0.9
Airlines	424,639	0.8
Financial Publishing/ Services	417,362	0.8
Home Building	380,948	0.7
Engineering & Construction	361,953	0.7
	$51,122,704	100.0%

See Notes to Financial Statements

Morgan Stanley Select Dimensions Investment Series

Financial Statements

Statements of Assets and Liabilities
For the year ended December 31, 2007

	Money Market	Flexible Income	Balanced	Utilities	Dividend Growth		Equally- Weighted S&P 500
Assets:
Investments in securities, at value*	$122,663,572	$48,235,024	$69,266,436	$66,283,509	$198,454,041		$168,993,965
Investments in affiliates, at value**	—	1,557,874	2,872,126	1,044,257	4,301,848		8,180,125
Cash	3,795	—	—	—	—		—
Receivable for:
Investments sold	—	28	—	—	—		666,401
Interest	611,558	515,828	246,401	—	—		1,038
Dividends	—	—	45,313	109,804	227,437		300,093
Shares of beneficial interest sold	—	13,731	—	—	—		—
Foreign withholding taxes reclaimed	—	—	—	—	36,402		—
Dividends from affiliate	—	4,254	13,583	5,707	15,430		12,015
Principal paydowns	—	—	2,286	—	—		—
Periodic interest on open swap contracts	—	162,790	79,669	—	—		—
Unrealized appreciation on open forward foreign currency contracts	—	25,190	—	—	—		—
Unrealized appreciation on open swap contracts	—	783,688	420,117	—	—		—
Prepaid expenses and other assets	4,577	35,721	6,572	5,751	16,626		14,920
Total Assets	123,283,502	51,334,128	72,952,503	67,449,028	203,051,784		178,168,557
Liabilities:
Written call options outstanding, at value	—	—	—	—	34,590	##	—
Payable for:
Investments purchased	—	—	2,737,426	—	—		435,438
Shares of beneficial interest redeemed	410,145	15,406	42,629	32,126	158,883		41,838
Investment advisory fee	47,741	13,245	30,861	32,702	95,523		18,242
Premium received on swap contracts	—	63,088	—	—	—		—
Variation margin	—	65,810	26,332	—	—		37,775
Distribution fee	18,304	5,402	5,922	4,037	10,561		21,580
Administration fee	5,305	3,376	4,820	4,633	14,042		12,298
Periodic interest on open swap contracts	—	101,446	36,774	—	—		—
Transfer agent fee	500	500	500	500	500		500
Payable to bank	—	850,638	—	—	—		—
Unrealized depreciation on open forward foreign currency contracts	—	5,056	—	—	—		—
Swap contracts collateral due to brokers	—	640,000	—	—	—		—
Unrealized depreciation on open swap contracts	—	5,208	695	—	—		—
Accrued expenses and other payables	41,474	48,935	44,141	30,074	40,808		52,202
Total Liabilities	523,469	1,818,110	2,930,100	104,072	354,907		619,873
Net Assets	$122,760,033	$49,516,018	$70,022,403	$67,344,956	$202,696,877		$177,548,684
Composition of Net Assets:
Paid-in-capital	$122,760,149	$74,076,448	$55,603,686	$45,084,523	$235,129,590		$80,206,252
Accumulated undistributed net investment income (net investment loss)	67	194,594	(103,102)	32,973	62,313		2,671,300
Accumulated net realized gain (loss)	(183)	(20,116,332)	6,769,138	(11,827,852)	(59,446,029)		30,698,412
Net unrealized appreciation (depreciation)	—	(4,638,692)	7,752,681	34,055,312	26,951,003		63,972,720
Net Assets	$122,760,033	$49,516,018	$70,022,403	$67,344,956	$202,696,877		$177,548,684
*Cost	$122,663,572	$53,591,487	$62,132,431	$32,228,197	$171,485,453		$105,380,415
**Affiliated Cost	$—	$1,557,874	$2,671,927	$1,044,257	$4,301,848		$7,742,401
Class X Shares:
Net Assets	$38,035,579	$24,135,122	$42,487,789	$48,581,929	$153,675,616		$77,687,532
Shares Outstanding (unlimited authorized shares of $.01 par value)	38,035,599	3,388,277	2,590,652	1,631,746	8,244,877		3,062,631
Net Asset Value Per Share	$1.00	$7.12	$16.40	$29.77	$18.64		$25.37
Class Y Shares:
Net Assets	$84,724,454	$25,380,896	$27,534,614	$18,763,027	$49,021,261		$99,861,152
Shares Outstanding (unlimited authorized shares of $.01 par value)	84,724,550	3,575,460	1,683,411	630,737	2,633,872		3,982,303
Net Asset Value Per Share	$1.00	$7.10	$16.36	$29.75	$18.61		$25.08

#  In foreign currency at value with cost of $8,898 and $1,289, respectively.

##  Premium received $17,005.

See Notes to Financial Statements

	Growth	Focus Growth		Capital Opportunities	Global Equity		Developing Growth
Assets:
Investments in securities, at value*	$48,348,945	$152,619,321		$32,805,088	$64,827,439		$48,398,380
Investments in affiliates, at value**	1,786,638	12,444,925		2,644,413	—		2,724,324
Cash	—	8,898	#	—	1,289	#	591
Receivable for:
Investments sold	481,429	—		—	528,024		—
Interest	—	—		366	—		—
Dividends	10,674	16,750		4,932	28,295		11,342
Shares of beneficial interest sold	—	—		60,203	—		5,514
Foreign withholding taxes reclaimed	3,214	—		—	25,586		—
Dividends from affiliate	9,071	47,669		6,429	722		11,820
Principal paydowns	—	—		—	—		—
Periodic interest on open swap contracts	—	—		—	—		—
Unrealized appreciation on open forward foreign currency contracts	—	—		—	—		—
Unrealized appreciation on open swap contracts	—	—		—	—		—
Prepaid expenses and other assets	6,504	10,206		6,564	5,172		6,429
Total Assets	50,646,475	165,147,769		35,527,995	65,416,527		51,158,400
Liabilities:
Written call options outstanding, at value	—	—		—	—		—
Payable for:
Investments purchased	1,072,676	553,960		—	—		172,639
Shares of beneficial interest redeemed	11,891	80,494		2,365	75,860		69,917
Investment advisory fee	21,071	75,307		20,020	42,846		18,265
Premium received on swap contracts	—	—		—	—		—
Variation margin	—	—		—	—		—
Distribution fee	5,887	8,220		3,885	2,434		2,754
Administration fee	3,389	11,249		2,409	4,457		3,515
Periodic interest on open swap contracts	—	—		—	—		—
Transfer agent fee	500	500		500	500		500
Payable to bank	—	—		—	29,251		—
Unrealized depreciation on open forward foreign currency contracts	1	4		—	—		—
Swap contracts collateral due to brokers	—	—		—	—		—
Unrealized depreciation on open swap contracts	—	—		—	—		—
Accrued expenses and other payables	24,600	65,730		28,996	38,417		33,774
Total Liabilities	1,140,015	795,464		58,175	193,765		301,364
Net Assets	$49,506,460	$164,352,305		$35,469,820	$65,222,762		$50,857,036
Composition of Net Assets:
Paid-in-capital	$61,857,025	$327,980,565		$102,137,974	$42,255,832		$54,237,827
Accumulated undistributed net investment income (net investment loss)	116,930	629,449		36,329	423,372		315,994
Accumulated net realized gain (loss)	(25,086,719)	(200,279,335)		(75,087,473)	2,955,326		(11,819,334)
Net unrealized appreciation (depreciation)	12,619,224	36,021,626		8,382,990	19,588,232		8,122,549
Net Assets	$49,506,460	$164,352,305		$35,469,820	$65,222,762		$50,857,036
*Cost	$35,729,940	$116,597,690		$24,422,098	$45,240,971		$40,275,817
**Affiliated Cost	$1,786,638	$12,444,925		$2,644,413	$—		$2,724,324
Class X Shares:
Net Assets	$21,862,746	$125,826,008		$17,108,017	$53,757,360		$38,069,495
Shares Outstanding (unlimited authorized shares of $.01 par value)	985,428	5,941,260		1,134,869	2,868,042		1,182,645
Net Asset Value Per Share	$22.19	$21.18		$15.07	$18.74		$32.19
Class Y Shares:
Net Assets	$27,643,714	$38,526,297		$18,361,803	$11,465,402		$12,787,541
Shares Outstanding (unlimited authorized shares of $.01 par value)	1,264,838	1,837,521		1,241,352	617,284		403,756
Net Asset Value Per Share	$21.86	$20.97		$14.79	$18.57		$31.67

Morgan Stanley Select Dimensions Investment Series

Financial Statements continued

Statements of Operations
For the year ended December 31, 2007

	Money Market	Flexible Income	Balanced	Utilities	Dividend Growth	Equally- Weigthed S&P 500
Investment Income:
Income
Interest	$6,605,767	$3,737,885	$1,264,215	$38,613	$122,600	$89,090
Interest and dividends from affiliates	—	59,938	67,244	36,915	70,020	112,227
Dividends†	—	12	1,191,890	1,734,471	4,075,445	3,392,261
Total Income	6,605,767	3,797,835	2,523,349	1,809,999	4,268,065	3,593,578
†Net of foreign withholding tax	—	—	(27,434)	(9,670)	(13,778)	—
Expenses
Investment advisory fee	553,892	168,069	407,089	399,171	1,259,580	245,287
Administration fee	61,544	42,017	62,629	56,024	184,968	163,524
Distribution fee (Class Y shares)	202,878	64,477	73,428	46,796	131,410	277,026
Professional fees	24,948	36,741	32,996	23,519	26,461	25,903
Shareholder reports and notices	35,203	11,154	27,680	32,028	42,352	34,974
Custodian fees	22,339	32,793	56,919	6,480	17,123	55,201
Trustees' fees and expenses	1,772	411	1,171	1,027	3,587	3,101
Transfer agent fees and expenses	500	500	500	500	500	500
Other	10,151	29,413	19,377	7,076	18,117	36,161
Total Expenses	913,227	385,575	681,789	572,621	1,684,098	841,677
Less: Amounts Reimbursed/Waived	—	(1,265)	(1,181)	(796)	(1,142)	(1,894)
Net Expenses	913,227	384,310	680,608	571,825	1,682,956	839,783
Net Investment Income	5,692,540	3,413,525	1,842,741	1,238,174	2,585,109	2,753,795
Net Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	(183)	359,556	7,304,252	9,039,953	14,821,257	31,033,965
Investments in affiliates	—	—	109,017	—	—	66,926
Futures contracts	—	(166,844)	(264,710)	—	—	(119,488)
Option contracts	—	8,531	(20,512)	—	39,724	—
Swap contracts	—	(12,197)	(41,211)	—	—	—
Foreign exchange transactions	—	(203,715)	—	—	—	—
Net Realized Gain (Loss)	(183)	(14,669)	7,086,836	9,039,953	14,860,981	30,981,403
Net Change in Unrealized Appreciation/Depreciation on:
Investments	—	(2,068,025)	(6,074,557)	2,530,416	(6,762,465)	(29,144,188)
Investments in affiliates	—	—	(136,885)	—	—	(220,471)
Futures contracts	—	(159,522)	14,332	—	—	(59,671)
Swap contracts	—	777,128	418,678	—	—	—
Option contracts	—	(8,762)	14,416	—	(17,585)	—
Translation of forward foreign currency contracts and other assets and liabilities denominated in foreign currencies	—	(851)	—	—	—	—
Net Change in Unrealized Appreciation/Depreciation	—	(1,460,032)	(5,764,016)	2,530,416	(6,780,050)	(29,424,330)
Net Gain (Loss)	(183)	(1,474,701)	1,322,820	11,570,369	8,080,931	1,557,073
Net Increase	$5,692,357	$1,938,824	$3,165,561	$12,808,543	$10,666,040	$4,310,868

See Notes to Financial Statements

	Growth	Focus Growth	Capital Opportunities	Global Equity	Developing Growth
Investment Income:
Income
Interest	$17,407	$77,286	$18,249	$36,868	$29,174
Interest and dividends from affiliates	38,911	214,961	36,978	25,828	53,803
Dividends†	488,285	1,662,022	368,423	1,043,645	544,862
Total Income	544,603	1,954,269	423,650	1,106,341	627,839
†Net of foreign withholding tax	(15,092)	(61,005)	(19,951)	(66,623)	(9,242)
Expenses
Investment advisory fee	252,073	919,732	235,695	536,945	217,217
Administration fee	40,332	135,007	28,142	55,787	41,375
Distribution fee (Class Y shares)	69,471	93,984	43,064	28,477	27,882
Professional fees	22,209	27,618	20,592	36,933	26,286
Shareholder reports and notices	21,940	102,404	29,880	28,344	25,458
Custodian fees	11,861	12,082	9,408	18,816	27,879
Trustees' fees and expenses	749	2,460	536	1,028	765
Transfer agent fees and expenses	500	500	500	500	500
Other	5,960	13,273	4,960	14,000	6,146
Total Expenses	425,095	1,307,060	372,777	720,830	373,508
Less: Amounts Reimbursed/Waived	(643)	(2,143)	(672)	(524)	(921)
Net Expenses	424,452	1,304,917	372,105	720,306	372,587
Net Investment Income	120,151	649,352	51,545	386,035	255,252
Net Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	6,992,979	20,781,041	5,878,950	2,960,752	9,909,998
Investments in affiliates	—	—	—	—	—
Futures contracts	—	—	—	—	—
Option contracts	—	—	—	—	—
Swap contracts	—	—	—	—	—
Foreign exchange transactions	(3,096)	(19,317)	(15,811)	51,298	(1,628)
Net Realized Gain (Loss)	6,989,883	20,761,724	5,863,139	3,012,050	9,908,370
Net Change in Unrealized Appreciation/Depreciation on:
Investments	2,822,025	13,132,652	235,344	7,226,275	422,495
Investments in affiliates	—	—	—	—	—
Futures contracts	—	—	—	—	—
Swap contracts	—	—	—	—	—
Option contracts	—	—	—	—	—
Translation of forward foreign currency contracts and other assets and liabilities denominated in foreign currencies	219	(5)	(62)	6,879	(123)
Net Change in Unrealized Appreciation/Depreciation	2,822,244	13,132,647	235,282	7,233,154	422,372
Net Gain (Loss)	9,812,127	33,894,371	6,098,421	10,245,204	10,330,742
Net Increase	$9,932,278	$34,543,723	$6,149,966	$10,631,239	$10,585,994

Morgan Stanley Select Dimensions Investment Series

Financial Statements continued

Statements of Changes in Net Assets

	Money Market		Flexible Income		Balanced
	For The Year Ended December 31, 2007	For The Year Ended December 31, 2006	For The Year Ended December 31, 2007	For The Year Ended December 31, 2006	For The Year Ended December 31, 2007	For The Year Ended December 31, 2006
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$5,692,540	$4,750,921	$3,413,525	$3,543,966	$1,842,741	$2,040,234
Net realized gain (loss)	(183)	—	(14,669)	(1,055,185)	7,086,836	7,033,886
Net change in unrealized appreciation/depreciation	—	—	(1,460,032)	648,368	(5,764,016)	1,164,357
Net Increase	5,692,357	4,750,921	1,938,824	3,137,149	3,165,561	10,238,477
Dividends and Distributions to Shareholders from:
Net investment income
Class X shares	(2,008,292)	(2,251,668)	(1,584,967)	(2,061,634)	(1,230,873)	(1,472,120)
Class Y shares	(3,684,226)	(2,499,264)	(1,484,033)	(1,561,924)	(679,026)	(684,320)
Net realized gain
Class X shares	—	—	—	—	(3,856,860)	(2,930,416)
Class Y shares	—	—	—	—	(2,319,112)	(1,474,726)
Paid-in-capital
Class X shares	—	—	(46,420)	—	—	—
Class Y shares	—	—	(43,464)	—	—	—
Total Dividends and Distributions	(5,692,518)	(4,750,932)	(3,158,884)	(3,623,558)	(8,085,871)	(6,561,582)
Net increase (decrease) from transactions in shares of beneficial interest	1,790,060	31,930,535	(4,194,509)	(5,962,604)	(9,823,141)	(11,544,412)
Total Increase (Decrease)	1,789,899	31,930,524	(5,414,569)	(6,449,013)	(14,743,451)	(7,867,517)
Net Assets:
Beginning of period	120,970,134	89,039,610	54,930,587	61,379,600	84,765,854	92,633,371
End of period	$122,760,033	$120,970,134	$49,516,018	$54,930,587	$70,022,403	$84,765,854
Accumulated Undistributed Net Investment Income (Net Investment Loss)	$67	$45	$194,594	$(71,861)	$(103,102)	$(159,787)

See Notes to Financial Statements

	Utilities		Dividend Growth		Equally-Weighted S&P 500
	For The Year Ended December 31, 2007	For The Year Ended December 31, 2006	For The Year Ended December 31, 2007	For The Year Ended December 31, 2006	For The Year Ended December 31, 2007	For The Year Ended December 31, 2006
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$1,238,174	$1,401,526	$2,585,109	$3,446,215	$2,753,795	$2,793,405
Net realized gain (loss)	9,039,953	7,880,331	14,860,981	63,869,804	30,981,403	18,163,872
Net change in unrealized appreciation/depreciation	2,530,416	3,815,315	(6,780,050)	(39,187,495)	(29,424,330)	10,411,695
Net Increase	12,808,543	13,097,172	10,666,040	28,128,524	4,310,868	31,368,972
Dividends and Distributions to Shareholders from:
Net investment income
Class X shares	(913,278)	(1,119,915)	(2,049,527)	(2,848,225)	(1,353,767)	(1,392,883)
Class Y shares	(294,884)	(301,849)	(484,081)	(589,644)	(1,348,006)	(1,139,754)
Net realized gain
Class X shares	—	—	—	—	(8,266,186)	(5,833,944)
Class Y shares	—	—	—	—	(9,864,510)	(5,717,915)
Paid-in-capital
Class X shares	—	—	—	—	—	—
Class Y shares	—	—	—	—	—	—
Total Dividends and Distributions	(1,208,162)	(1,421,764)	(2,533,608)	(3,437,869)	(20,832,469)	(14,084,496)
Net increase (decrease) from transactions in shares of beneficial interest	(14,642,163)	(17,378,352)	(60,859,159)	(74,844,792)	(22,651,084)	(21,836,041)
Total Increase (Decrease)	(3,041,782)	(5,702,944)	(52,726,727)	(50,154,137)	(39,172,685)	(4,551,565)
Net Assets:
Beginning of period	70,386,738	76,089,682	255,423,604	305,577,741	216,721,369	221,272,934
End of period	$67,344,956	$70,386,738	$202,696,877	$255,423,604	$177,548,684	$216,721,369
Accumulated Undistributed Net Investment Income (Net Investment Loss)	$32,973	$2,961	$62,313	$10,812	$2,671,300	$2,733,714

Morgan Stanley Select Dimensions Investment Series

Financial Statements continued

Statements of Changes in Net Assets continued

	Growth		Focus Growth		Capital Opportunities
	For The Year Ended December 31, 2007	For The Year Ended December 31, 2006	For The Year Ended December 31, 2007	For The Year Ended December 31, 2006	For The Year Ended December 31, 2007	For The Year Ended December 31, 2006
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$120,151	$(80,350)	$649,352	$(392,926)	$51,545	$(162,185)
Net realized gain	6,989,883	1,573,408	20,761,724	29,779,086	5,863,139	4,022,364
Net change in unrealized appreciation/depreciation	2,822,244	341,544	13,132,647	(30,408,616)	235,282	(1,099,975)
Net Increase (Decrease)	9,932,278	1,834,602	34,543,723	(1,022,456)	6,149,966	2,760,204
Dividends and Distributions to Shareholders from:
Net investment income
Class X shares	—	—	—	(35,137)	—	—
Class Y shares	—	—	—	—	—	—
Net realized gain
Class X shares	—	—	—	—	—	—
Class Y shares	—	—	—	—	—	—
Total Dividends and Distributions	—	—	—	(35,137)	—	—
Net decrease from transactions in shares of beneficial interest	(11,410,088)	(3,722,481)	(44,167,611)	(54,505,323)	(5,918,791)	(7,505,548)
Total Increase (Decrease)	(1,477,810)	(1,887,879)	(9,623,888)	(55,562,916)	231,175	(4,745,344)
Net Assets:
Beginning of period	50,984,270	52,872,149	173,976,193	229,539,109	35,238,645	39,983,989
End of period	$49,506,460	$50,984,270	$164,352,305	$173,976,193	$35,469,820	$35,238,645
Accumulated Undistributed Net Investment Income (Net Investment Loss)	$116,930	$(125)	$629,449	$(586)	$36,329	$(98)

See Notes to Financial Statements

	Global Equity		Developing Growth
	For The Year Ended December 31, 2007	For The Year Ended December 31, 2006	For The Year Ended December 31, 2007	For The Year Ended December 31, 2006
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$386,035	$411,740	$255,252	$238,240
Net realized gain	3,012,050	9,681,471	9,908,370	8,698,331
Net change in unrealized appreciation/depreciation	7,233,154	3,993,158	422,372	(3,381,453)
Net Increase (Decrease)	10,631,239	14,086,369	10,585,994	5,555,118
Dividends and Distributions to Shareholders from:
Net investment income
Class X shares	(376,292)	(460,965)	(160,805)	—
Class Y shares	(50,146)	(53,742)	(15,686)	—
Net realized gain
Class X shares	(8,038,444)	(4,401,631)	—	—
Class Y shares	(1,596,154)	(716,087)	—	—
Total Dividends and Distributions	(10,061,036)	(5,632,425)	(176,491)	—
Net decrease from transactions in shares of beneficial interest	(6,824,500)	(10,329,241)	(11,210,192)	(13,717,808)
Total Increase (Decrease)	(6,254,297)	(1,875,297)	(800,689)	(8,162,690)
Net Assets:
Beginning of period	71,477,059	73,352,356	51,657,725	59,820,415
End of period	$65,222,762	$71,477,059	$50,857,036	$51,657,725
Accumulated Undistributed Net Investment Income (Net Investment Loss)	$423,372	$412,477	$315,994	$238,860

Morgan Stanley Select Dimensions Investment Series

Financial Statements continued

Statements of Changes in Net Assets continued
Summary of Transactions in Shares of Beneficial Interest

	Money Market		Flexible Income		Balanced
	For The Year Ended December 31, 2007	For The Year Ended December 31, 2006	For The Year Ended December 31, 2007	For The Year Ended December 31, 2006	For The Year Ended December 31, 2007	For The Year Ended December 31, 2006
Class X Shares
Shares
Sold	16,758,648	25,663,978	115,879	102,776	28,148	99,897
Reinvestment of dividends and distributions	2,008,292	2,251,668	226,051	285,367	301,300	269,614
Redeemed	(27,462,316)	(33,214,539)	(951,692)	(1,256,801)	(824,224)	(1,115,273)
Net decrease - Class X	(8,695,376)	(5,298,893)	(609,762)	(868,658)	(494,776)	(745,762)
Amount
Sold	$16,758,648	$25,663,978	$843,071	$746,143	$495,812	$1,655,881
Reinvestment of dividends and distributions	2,008,292	2,251,668	1,631,387	2,061,631	5,087,733	4,402,536
Redeemed	(27,462,316)	(33,214,539)	(6,895,353)	(9,108,213)	(14,291,156)	(18,898,544)
Net decrease - Class X	$(8,695,376)	$(5,298,893)	$(4,420,895)	$(6,300,439)	$(8,707,611)	$(12,840,127)
Class Y Shares
Shares
Sold	56,399,876	86,294,328	279,090	775,040	45,410	148,540
Reinvestment of dividends and distributions	3,684,226	2,499,264	212,456	216,856	178,027	132,633
Redeemed	(49,598,666)	(51,564,164)	(459,484)	(946,293)	(284,008)	(198,107)
Net increase (decrease) - Class Y	10,485,436	37,229,428	32,062	45,603	(60,571)	83,066
Amount
Sold	$56,399,876	$86,294,328	$2,016,718	$5,607,433	$783,180	$2,496,976
Reinvestment of dividends and distributions	3,684,226	2,499,264	1,527,497	1,561,924	2,998,138	2,159,046
Redeemed	(49,598,666)	(51,564,164)	(3,317,829)	(6,831,522)	(4,896,848)	(3,360,307)
Net increase (decrease) - Class Y	$10,485,436	$37,229,428	$226,386	$337,835	$(1,115,530)	$1,295,715

See Notes to Financial Statements

	Utilities		Dividend Growth
	For The Year Ended December 31, 2007	For The Year Ended December 31, 2006	For The Year Ended December 31, 2007	For The Year Ended December 31, 2006
Class X Shares
Shares
Sold	10,548	37,839	3,773	106,132
Reinvestment of dividends and distributions	32,153	49,105	108,909	168,303
Redeemed	(502,410)	(786,512)	(2,985,599)	(4,298,055)
Net decrease - Class X	(459,709)	(699,568)	(2,872,917)	(4,023,620)
Amount
Sold	$305,405	$866,975	$70,406	$1,757,286
Reinvestment of dividends and distributions	913,278	1,119,915	2,049,527	2,848,225
Redeemed	(14,049,005)	(17,861,538)	(56,058,686)	(72,590,541)
Net decrease - Class X	$(12,830,322)	$(15,874,648)	$(53,938,753)	$(67,985,030)
Class Y Shares
Shares
Sold	69,357	31,525	21,703	105,973
Reinvestment of dividends and distributions	10,381	13,212	25,745	34,898
Redeemed	(141,307)	(111,875)	(416,439)	(544,997)
Net increase (decrease) - Class Y	(61,569)	(67,138)	(368,991)	(404,126)
Amount
Sold	$1,905,076	$713,626	$403,541	$1,786,154
Reinvestment of dividends and distributions	294,884	301,849	484,081	589,644
Redeemed	(4,011,801)	(2,519,179)	(7,808,028)	(9,235,560)
Net increase (decrease) - Class Y	$(1,811,841)	$(1,503,704)	$(6,920,406)	$(6,859,762)

Morgan Stanley Select Dimensions Investment Series

Financial Statements continued

Statements of Changes in Net Assets continued
Summary of Transactions in Shares of Beneficial Interest

	Equally Weighted S&P 500		Growth		Focus Growth
	For The Year Ended December 31, 2007	For The Year Ended December 31, 2006	For The Year Ended December 31, 2007	For The Year Ended December 31, 2006	For The Year Ended December 31, 2007	For The Year Ended December 31, 2006
Class X Shares
Shares
Sold	44,887	145,503	5,102	38,904	2,885	85,463
Reinvestment of dividends and distributions	354,065	289,536	—	—	—	2,134
Redeemed	(1,077,133)	(1,365,361)	(336,933)	(499,691)	(2,006,705)	(2,996,731)
Net decrease - Class X	(678,181)	(930,322)	(331,831)	(460,787)	(2,003,820)	(2,909,134)
Amount
Sold	$1,265,579	$3,800,860	$113,821	$680,201	$57,077	$1,430,663
Reinvestment of dividends and distributions	9,619,953	7,226,827	—	—	—	35,137
Redeemed	(29,861,425)	(36,087,618)	(6,727,872)	(8,631,987)	(38,295,449)	(50,131,141)
Net decrease - Class X	$(18,975,893)	$(25,059,931)	$(6,614,051)	$(7,951,786)	$(38,238,372)	$(48,665,341)
Class Y Shares
Shares
Sold	86,080	543,498	62,316	418,406	44,676	69,710
Reinvestment of dividends and distributions	416,977	277,302	—	—	—	—
Redeemed	(630,596)	(681,604)	(300,080)	(170,547)	(361,767)	(423,640)
Net increase (decrease) - Class Y	(127,539)	139,196	(237,764)	247,859	(317,091)	(353,930)
Amount
Sold	$2,315,805	$14,352,004	$1,253,798	$7,176,934	$899,880	$1,170,015
Reinvestment of dividends and distributions	11,212,516	6,857,669	—	—	—	—
Redeemed	(17,203,512)	(17,985,783)	(6,049,835)	(2,947,629)	(6,829,119)	(7,009,997)
Net increase (decrease) - Class Y	$(3,675,191)	$3,223,890	$(4,796,037)	$4,229,305	$(5,929,239)	$(5,839,982)

See Notes to Financial Statements

	Capital Opportunities		Global Equity		Developing Growth
	For The Year Ended December 31, 2007	For The Year Ended December 31, 2006	For The Year Ended December 31, 2007	For The Year Ended December 31, 2006	For The Year Ended December 31, 2007	For The Year Ended December 31, 2006
Class X Shares
Shares
Sold	20,705	79,795	10,695	67,142	5,972	41,264
Reinvestment of dividends and distributions	—	—	473,536	297,406	5,464	—
Redeemed	(399,787)	(622,269)	(850,961)	(962,808)	(406,431)	(531,062)
Net decrease - Class X	(379,082)	(542,474)	(366,730)	(598,260)	(394,995)	(489,798)
Amount
Sold	$303,270	$964,660	$209,580	$1,178,092	$176,600	$1,018,016
Reinvestment of dividends and distributions	—	—	8,414,736	4,862,596	160,805	—
Redeemed	(5,503,147)	(7,500,919)	(16,135,596)	(17,033,668)	(12,019,866)	(13,193,063)
Net decrease - Class X	$(5,199,877)	$(6,536,259)	$(7,511,280)	$(10,992,980)	$(11,682,461)	$(12,175,047)
Class Y Shares
Shares
Sold	173,342	285,870	47,966	65,712	90,892	65,851
Reinvestment of dividends and distributions	—	—	93,381	47,403	541	—
Redeemed	(230,338)	(363,454)	(101,031)	(74,106)	(81,822)	(128,590)
Net increase (decrease) - Class Y	(56,996)	(77,584)	40,316	39,009	9,611	(62,739)
Amount
Sold	$2,365,584	$3,388,336	$901,334	$1,169,532	$2,819,460	$1,632,493
Reinvestment of dividends and distributions	—	—	1,646,300	769,829	15,686	—
Redeemed	(3,084,498)	(4,357,625)	(1,860,854)	(1,275,622)	(2,362,877)	(3,175,254)
Net increase (decrease) - Class Y	$(718,914)	$(969,289)	$686,780	$663,739	$472,269	$(1,542,761)

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements  ■  December 31, 2007

1. Organization and Accounting Policies

Morgan Stanley Select Dimensions Investment Series (the "Fund") is registered under the Investment Company Act of 1940 as amended (the "Act"), as a diversified (except Focus Growth is non-diversified, effective August 8, 2007), open-end management investment company. The Fund, which consists of 11 separate portfolios ("Portfolios"), was organized on June 2, 1994, as a Massachusetts business trust and commenced operations on November 9, 1994, with the exception of Capital Opportunities which commenced operations on January 21, 1997.

On July 24, 2000, the Fund commenced offering one additional class of shares (Class Y shares). The two classes are identical except that Class Y shares incur distribution expenses. Class X shares are generally available to holders of contracts offered before May 1, 2000. Class Y shares are available to holders of contracts offered on or after July 24, 2000.

The investment objectives of each Portfolio are as follows:

PORTFOLIO	INVESTMENT OBJECTIVE
Money Market	Seeks high current income, preservation of capital and liquidity.

Flexible Income	Seeks, as a primary objective, to earn a high level of current income and, as a secondary objective, to maximize total return, but only to the extent consistent with its primary objective.

Balanced* (formerly Balanced Growth)	Seeks to provide capital growth with reasonable current income.

Utilities	Seeks both capital appreciation and current income.

Dividend Growth	Seeks to provide reasonable current income and long-term growth of income and capital.

Equally-Weighted S&P 500	Seeks to achieve a high level of total return on its assets through a combination of capital appreciation and current income.

Growth	Seeks long-term growth of capital.

Focus Growth	Seeks long-term capital growth.**

Capital Opportunities	Seeks long-term capital growth.

Global Equity	Seeks to obtain total return on its assets primarily through long-term capital growth and to a lesser extent from income.

Developing Growth	Seeks long-term capital growth.

*  Name change effective May 1, 2007.

**  Revised August 8, 2007.

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements  ■  December 31, 2007 continued

The following is a summary of significant accounting policies:

A. Valuation of Investments — Money Market: securities are valued at amortized cost which approximates market value, in accordance with rule 2a-7 of the Investment Company Act of 1940. All remaining Portfolios: (1) an equity portfolio security listed or traded on the New York Stock Exchange ("NYSE") or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (5) futures are valued at the latest price published by the commodities exchange on which they trade; (6) credit default/interest rate swaps are marked-to-market daily based upon quotations from market makers; (7) listed/written options are valued at the latest sale price on the exchange on which they are listed unless no sale of such options have taken place that day, in which case they are valued at the mean between their latest bid and asked price; (8) when market quotations are not readily available including circumstances under which Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") determines that the latest sale price, the bid price or the mean between the last reported bid and asked price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund's Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trustees of the Fund; (9) certain portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees; (10) investments in open-end mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (11) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements  ■  December 31, 2007 continued

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is accrued daily except where collection is not expected. The Fund amortizes premiums and accretes discounts over the life of the respective securities.

C. Repurchase Agreements — The Fund may invest directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D. Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Futures Contracts — A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract which is known as variation margin. Such receipts or payments are recorded by the Fund as unrealized gains or losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

F. Credit Default Swaps — A credit default swap is an agreement between two parties to exchange the credit risk of an issuer. The Fund may purchase credit protection on the referenced obligation of the credit default swap ("Buy Contract"), or provide credit protection on the referenced obligation of the credit default swap ("Sale Contract"). A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding. If a credit event occurs, the seller pays to the buyer the maximum payout limited to the notional amount of the swap contract as disclosed in the table following the Portfolio of Investments. During the term of the swap agreement, the Fund receives or pays periodic fixed

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements  ■  December 31, 2007 continued

payments from or to the respective counterparty calculated at the agreed upon interest rate applied to the notional amount. These periodic payments are accrued daily and recorded as realized gains or losses in the Statements of Operations. In addition, upon termination of the swap contract, gains and losses are also realized. Any upfront payment received or paid by the Fund is recorded as an assets/liabilities on the Fund's books. The Fund may pay or receive cash to collateralize credit default swap contracts. This cash collateral is recorded as an assets/liabilities on the Fund's books. Any cash received may be invested in Morgan Stanley Institutional Liquidity Funds.

G. Interest Rate Swaps — Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded as realized gains or losses in the Statements of Operations. The Fund may pay or receive cash to collateralize interest rate swap contracts. This cash collateral is recorded as an assets/liabilities on the Fund's books. Any cash received may be invested in Morgan Stanley Institutional Liquidity Funds.

H. Options — When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as a liability which is subsequently marked-to-market to reflect the current market value of the option written. If a written option either expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security or currency and the liability related to such option is extinguished. If a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security or currency and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchases upon exercise of the option.

When the Fund purchases a call or put option, the premium paid is recorded as an investment which is subsequently marked-to-market to reflect the current market value. If a purchased option expires, the Fund will realize a loss to the extent of the premium paid. If the Fund enters into a closing sale transaction, a gain or loss is realized for the difference between the proceeds from the sale and the cost of the option. If a put option is exercised, the cost of the security or currency sold upon exercise will be increased by the premium originally paid. If a call option is exercised, the cost of the security purchased upon exercise will be increased by the premium originally paid.

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements  ■  December 31, 2007 continued

Transactions in written call options for the year ended December 31, 2007 for Dividend Growth were as follows:

	CONTRACT AMOUNT	PREMIUMS
Options written, outstanding at beginning of the period	—	—
Options written	1,057	$60,685
Options exercise	(23)	(3,956)
Options expired	(778)	(39,724)
Option written, outstanding at end of period	256	$17,005

I. Foreign Currency Translation and Forward Foreign Currency Contracts — The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities held. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

J. Federal Income Tax Policy — It is the Fund's policy to comply individually with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund files tax returns with the U.S. Internal Revenue Service and New York. The Fund adopted the provisions of the Financial Accounting Standards Board's ("FASB") Interpretation No. 48 ("FIN 48") Accounting for Uncertainty in Income Taxes on June 29, 2007. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Each of the tax years in the four year period ended December 31, 2007, remains subject to examination by taxing authorities.

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements  ■  December 31, 2007 continued

K. Dividends and Distributions to Shareholders — The Fund records dividends and distributions to its shareholders on the ex-dividend date.

L. Expenses — Direct expenses are charged to the respective Portfolio and general Fund expenses are allocated on the basis of relative net assets or equally among the Portfolios.

M. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. Investment Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement, the Fund pays the Investment Adviser an advisory fee, accrued daily and payable monthly, by applying the annual rates listed below to each Portfolio's net assets determined at the close of each business day.

Money Market — 0.45% to the portion of the daily net assets not exceeding $250 million; 0.375% to the portion of the daily net assets exceeding $250 million but not exceeding $750 million; 0.325% to the portion of the daily net assets exceeding $750 million but not exceeding $1.25 billion; 0.30% to the portion of the daily net assets exceeding $1.25 billion but not exceeding $1.5 billion and 0.275% to the portion of the daily net assets in excess of $1.5 billion.

Flexible Income — 0.32%.

Balanced — 0.52% to the portion of the daily net assets not exceeding $500 million and 0.495% to the portion of the daily net assets in excess of $500 million.

Utilities — 0.57% to the portion of the daily net assets not exceeding $500 million; 0.47% to the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; 0.445% to the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.42% to the portion of the daily net assets exceeding $1.5 billion but not exceeding $2.5 billion; 0.395% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.37% to the portion of the daily net assets exceeding $3.5 billion but not exceeding $5 billion and 0.345% to the portion of the daily net assets in excess of $5 billion.

Dividend Growth — 0.545% to the portion of the daily net assets not exceeding $250 million; 0.42% to the portion of the daily net assets exceeding $250 million but not exceeding $1 billion; 0.395% to the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion and 0.37% to the portion of the daily net assets in excess of $2 billion.

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements  ■  December 31, 2007 continued

Equally-Weighted S&P 500 — 0.12% to the portion of the daily net assets not exceeding $2 billion and 0.10% to the portion of the daily net assets in excess of $2 billion.

Growth — 0.50% to the portion of the daily net assets not exceeding $1 billion; 0.45% to the portion of the daily net assets exceeding $1 billion but not exceeding $2 billion; 0.40% to the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion and 0.35% to the portion of the daily net assets in excess of $3 billion.

Focus Growth — 0.545% to the portion of the daily net assets not exceeding $250 million; 0.42% to the portion of the daily net assets exceeding $250 million but not exceeding $2.5 billion; 0.395% to the portion of the daily net assets exceeding $2.5 billion but not exceeding $3.5 billion; 0.37% to the portion of the daily net assets exceeding $3.5 billion but not exceeding $4.5 billion and 0.345% to the portion of the daily net assets in excess of $4.5 billion.

Capital Opportunities — 0.67% to the portion of the daily net assets not exceeding $500 million; 0.645% to the portion of the daily net assets exceeding $500 million but not exceeding $2 billion; 0.62% to the portion of the daily net assets exceeding $2 billion but not exceeding $3 billion and 0.595% to the portion of the daily net assets in excess of $3 billion.

Global Equity — 0.77%.

Developing Growth — 0.42% to the portion of the daily net assets not exceeding $500 million and 0.395% to the portion of the daily net assets in excess of $500 million.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Investment Adviser, each Portfolio pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% (Money Market 0.05%) to each Portfolio's daily net assets.

Under an agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

3. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Adviser and Administrator. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. Under the Plan, Class Y shares of each Portfolio bear a distribution fee which is accrued daily and paid monthly at the annual rate of 0.25% of the average daily net assets of the class.

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements  ■  December 31, 2007 continued

4. Security Transactions and Transactions with Affiliates

Each Portfolio (except Money Market) may invest in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class, an open-end management investment company managed by the Investment Adviser. Investment advisory fees paid by the Portfolios are reduced by an amount equal to the advisory and administrative services fees paid by Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class with respect to assets invested by the Portfolios in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class. For the year ended December 31, 2007, the tables below identify, for each Portfolio that invested in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class, the investment advisory fee reduction and the income distributions earned, if any, by each Portfolio for that Portfolio's investment in Morgan Stanley Institutional Liquidity Money Market Portfolio — Institutional Class. Income distributions are recorded as income in the Statements of Operations.

PORTFOLIO	INCOME DISTRIBUTION EARNED	ADVISORY FEE REDUCED
Flexible Income	$59,938	$1,265
Balanced	54,842	1,181
Utilities	36,915	796
Dividend Growth	70,020	1,142
Equally-Weighted S&P 500	97,804	1,894
Growth	38,911	643
Focus Growth	214,961	2,143
Capital Opportunities	36,978	672
Global Equity	25,828	524
Developing Growth	53,803	921

During the year ended December 31, 2007, each Portfolio's cost of purchases and proceeds from sales of investments in Morgan Stanley Institutional Liquidity Money Market Portfolio – Institutional Class were as follows:

PORTFOLIO	PURCHASES	SALES
Flexible Income	$17,793,098	$16,235,224
Balanced	14,321,132	11,948,605
Utilities	8,949,015	7,904,758
Dividend Growth	36,928,374	32,626,526
Equally-Weighted S&P 500	29,443,004	21,951,520
Growth	12,889,005	11,102,367
Focus Growth	43,628,702	31,183,777
Capital Opportunities	11,359,584	8,715,171
Global Equity	9,832,640	9,832,640
Developing Growth	17,679,711	14,955,387

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements  ■  December 31, 2007 continued

Purchases and sales/maturities/prepayments of portfolio securities, excluding short-term investments (except for the Money Market Portfolio), for the year ended December 31, 2007 were as follows:

	U.S. GOVERNMENT SECURITIES		OTHER
	PURCHASES	SALES/PREPAYMENTS MATURITIES	PURCHASES	SALES/PREPAYMENTS MATURITIES
Money Market	$11,156,679	$10,706,809	$1,323,762,455	$1,327,464,350
Flexible Income.	6,641,061	8,924,338	19,091,888	19,247,828
Balanced	48,888,712	48,842,063	17,203,128	31,814,277
Utilities	—	—	5,747,245	20,092,735
Dividend Growth	—	—	108,735,419	156,730,717
Equally-Weighted S&P 500	—	—	33,689,651	79,458,422
Growth	—	—	27,139,296	38,587,170
Focus Growth	—	—	78,957,405	132,032,513
Capital Opportunities	—	—	19,469,828	26,995,640
Global Equity	—	—	12,076,220	27,702,426
Developing Growth	—	—	38,927,400	50,340,081

Equally-Weighted S&P 500 had transactions in Morgan Stanley common stock, an affiliate of the Investment Adviser, Administrator and Distributor:

PURCHASES	SALES	NET REALIZED GAINS	INCOME	VALUE
$98,884	$56,708	$29,388	$5,797	$345,374

The following Portfolios had transactions in Hartford Financial Services Group, Inc., an affiliate of the Fund:

	PURCHASES	SALES	NET REALIZED GAINS	INCOME	VALUE
Balanced	$39,450	$187,547	$109,017	$12,402	$499,599
Equally-Weighted S&P 500	—	73,869	37,538	8,626	343,267

The following Portfolios had transactions with other Morgan Stanley funds during the year ended December 31, 2007:

	PURCHASES	SALES	NET REALIZED GAINS (LOSSES)
Balanced	$200,978	$2,250	$(164)
Dividend Growth	1,579,882	—	—
Equally-Weighted S&P 500	—	29,520	18,438
Growth	90,327	5,119,641	1,695,165
Focus Growth	325,876	23,061,195	7,246,948
Capital Opportunities	1,035,723	3,311,665	1,176,117
Developing Growth	905,306	4,828,297	1,354,698
Global Equity	26,149	—	—

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements  ■  December 31, 2007 continued

For the year ended December 31, 2007, the following Portfolios incurred brokerage commissions with Morgan Stanley & Co., Inc., an affiliate of the Investment Adviser, Administrator and Distributor, for portfolio transactions executed on behalf of the Portfolio:

BALANCED	UTILITIES	DIVIDEND GROWTH	FOCUS GROWTH	CAPITAL OPPORTUNITIES	GLOBAL EQUITY	DEVELOPING GROWTH	GROWTH
$422	$2,529	$29,864	$11,016	$2,570	$2,620	$1,498	$1,790

Morgan Stanley Trust, an affiliate of the Investment Adviser, Administrator and Distributor, is the Fund's transfer agent.

5. Purposes of and Risks Relating to Certain Financial Instruments

Certain Portfolios may enter into forward contracts for many purposes, including to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Portfolio bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Certain Portfolios may purchase and sell interest rate, index futures ("futures contracts") and options to facilitate trading, increase or decrease the Portfolio's market exposure, seek higher investment returns, or to seek to protect against a decline in the value of the Portfolio's securities or an increase in prices of securities that may be purchased.

These futures and option contracts involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities. The Portfolio bears the risk of an unfavorable change in the value of the underlying securities. Risk may also arise upon entering into these contracts from potential inability of the counterparties to meet the terms of their contracts.

Certain Portfolios may enter into credit default swaps for hedging purposes to add leverage to its portfolio or gain exposure to a credit in which the Portfolio may otherwise invest. Credit default swaps may involve greater risks than if a fund had invested in the issuer directly. Credit default swaps are subject to general market risks, counterparty risk and credit risk. If the Portfolio is a buyer and no credit event occurs, it will lose its investments. In addition, if the Portfolio is a seller and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received may be less than the maximum payout amount it pays to the buyer, resulting in a loss to the Portfolio.

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements  ■  December 31, 2007 continued

Certain Portfolios may enter into interest rate swaps and may purchase or sell interest rate caps, floors and collars. The Portfolio expects to enter into these transactions primarily to manage interest rate risk, hedge portfolio positions and preserve a return or spread on a particular investment or portion of its portfolio. The Portfolio may also enter into these transactions to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swap transactions are subject to market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk. Such risk may exceed the related amounts shown in the Statements of Assets and Liabilities.

Certain Portfolios may invest in mortgage securities. These are fixed income securities that derive their value from or represent interests in a pool of mortgages or mortgage securities. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage backed security and could result in losses to a Portfolio. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages.

6. Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

The tax character of distributions paid for the years ended December 31, 2006 and December 31, 2007 for all portfolios was the same as the book character shown on the Statement of Changes except as follows:

	Balanced	Equally-Weighted S&P 500		Global Equity
	For the Year Ended December 31, 2007	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006	For the Year Ended December 31, 2007
Ordinary income	$2,164,147	$3,876,377	$4,105,249	$2,756,616
Long-term capital gains	5,921,724	16,956,092	9,979,247	7,304,420
Total distributions	$8,085,871	$20,832,469	$14,084,496	$10,061,036

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements  ■  December 31, 2007 continued

As of December 31, 2007, the tax-basis components of accumulated earnings (losses) were as follows:

	FLEXIBLE INCOME	BALANCED	UTILITIES	DIVIDEND GROWTH	EQUALLY- WEIGHTED S&P 500
Undistributed ordinary income	$—	$567,631	$33,413	$63,998	$4,443,388
Undistributed long-term gains	—	6,382,537	—	—	29,226,795
Net accumulated earnings	—	6,950,168	33,413	63,998	33,670,183
Capital loss carryforward*	(20,081,957)	—	(10,907,958)	(58,842,025)	—
Post-October losses	(26,520)	—	—	(269,587)	—
Temporary differences	(12,993)	(592)	(493)	(1,908)	(1,449)
Net unrealized appreciation (depreciation)	(4,438,960)	7,469,141	33,135,471	26,616,809	63,673,698
Total accumulated earnings (losses)	$(24,560,430)	$14,418,717	$22,260,433	$(32,432,713)	$97,342,432
	GROWTH	FOCUS GROWTH	CAPITAL OPPORTUNITIES	GLOBAL EQUITY	DEVELOPING GROWTH
Undistributed ordinary income	$121,059	$640,004	$43,165	$427,596	$317,192
Undistributed long-term gains	—	—	—	2,960,785	—
Net accumulated earnings	121,059	640,004	43,165	3,388,381	317,192
Foreign tax credit pass-through	—	—	—	57,397	—
Capital loss carryforward*	(25,020,946)	(197,472,991)	(74,982,264)	—	(11,802,422)
Post-October losses	(3,830)	(2,798,030)	(109,789)	—	(872)
Temporary differences	(332)	(1,337)	(244)	(57,895)	(368)
Net unrealized appreciation	12,553,484	36,004,094	8,380,978	19,579,047	8,105,679
Total accumulated earnings (losses)	$(12,350,565)	$(163,628,260)	$(66,668,154)	$22,966,930	$(3,380,791)

*  As of December 31, 2007, the following Portfolios had a net capital loss carryforward which may be used to offset future capital gains to the extent provided by regulations.

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements  ■  December 31, 2007 continued

	(AMOUNTS IN THOUSANDS)
AVAILABLE THROUGH DECEMBER 31,	2008	2009	2010	2011	2012	2013	2014	2015	Total
Flexible Income	$1,681	$2,688	$6,782	$6,161	$1,199	$562	$939	$70	$20,082
Utilities	—	—	10,908	—	—	—	—	—	10,908
Dividend Growth	—	—	37,620	21,222	—	—	—	—	58,842
Growth	—	5,416	16,400	3,145	60	—	—	—	25,021
Focus Growth	—	122,688	74,785	—	—	—	—	—	197,473
Capital Opportunities	—	17,415	57,567	—	—	—	—	—	74,982
Developing Growth	—	—	11,802	—	—	—	—	—	11,802

During the year ended December 31, 2007, the following Portfolios utilized net capital loss carryforwards: Utilities — $9,029,625; Dividend Growth — $14,724,633; Growth — $6,969,892; Focus Growth — $21,912,873; Capital Opportunities — $5,981,990; Developing Growth — $9,898,698.

At December 31, 2007, the primary reason(s) for significant temporary/permanent book/tax differences were as follows:

	TEMPORARY DIFFERENCES		PERMANENT DIFFERENCES
	POST- OCTOBER LOSSES	LOSS DEFERRALS FROM WASH SALES	FOREIGN CURRENCY GAINS/LOSSES	GAINS/ LOSSES ON PAYDOWNS
Flexible Income	•	•	•	•
Balanced		•		•
Utilities		•
Dividend Growth	•	•
Equally-Weighted S&P 500		•
Growth	•	•	•
Focus Growth	•	•	•
Capital Opportunities	•	•	•
Global Equity		•	•
Developing Growth	•	•	•

Additionally, the following Portfolios had other temporary differences: Flexible Income — interest on bonds in default and income from the mark-to-market of forward foreign currency contracts; Flexible Income and Balanced — capital loss deferrals on straddles; Flexible Income, Balanced and Equally-Weighted S&P 500 — capital gain/loss from the mark-to-market of futures and/or options contracts; Equally—Weighted S&P 500 — tax adjustments on real estate investment trusts (REITs) held by the Portfolio. The following Portfolios had other permanent differences: Equally-Weighted S&P 500 — tax adjustments on REITs held/sold by the Portfolio; Flexible Income — expired capital loss carryforward; Flexible Income and

Morgan Stanley Select Dimensions Investment Series

Notes to Financial Statements  ■  December 31, 2007 continued

Balanced — tax adjustments on swaps. The following Portfolios had temporary and/or permanent differences attributable to book amortization of premiums/discounts on debt securities: Flexible Income and Balanced Growth.

The permanent differences resulted in the following reclassifications among the Portfolios' components of net assets at December 31, 2007:

	ACCUMULATED UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)	ACCUMULATED NET REALIZED GAIN (LOSS)	PAID-IN-CAPITAL
Flexible Income	$(78,070)	$1,018,430	$(940,360)
Balanced	123,843	(123,843)	—
Utilities	—	—	—
Dividend Growth	—	—	—
Equally-Weighted S&P 500	(114,436)	114,436	—
Growth	(3,096)	3,096	—
Focus Growth	(19,317)	19,317	—
Capital Opportunities	(15,118)	15,811	(693)
Global Equity	51,298	(51,298)	—
Developing Growth	(1,627)	1,627	—

7. Accounting Pronouncement

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Morgan Stanley Select Dimensions Investment Series

Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME*	NET REALIZED AND UNREALIZED GAIN (LOSS)	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS TO SHAREHOLDERS	DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
MONEY MARKET CLASS X SHARES
2003	$1.00	$0.01	—	$0.01	$(0.01)	—	$(0.01)
2004	1.00	0.01	—	0.01	(0.01)	—	(0.01)
2005	1.00	0.03	—	0.03	(0.03)	—	(0.03)
2006	1.00	0.04	—	0.04	(0.04)	—	(0.04)
2007	1.00	0.05	—	0.05	(0.05)	—	(0.05)
CLASS Y SHARES
2003	1.00	0.00	—	0.00	(0.00)	—	(0.00)
2004	1.00	0.01	—	0.01	(0.01)	—	(0.01)
2005	1.00	0.02	—	0.02	(0.02)	—	(0.02)
2006	1.00	0.04	—	0.04	(0.04)	—	(0.04)
2007	1.00	0.05	—	0.05	(0.05)	—	(0.05)
FLEXIBLE INCOME CLASS X SHARES
2003	7.23	0.34	$0.62	0.96	(0.39)	—	(0.39)
2004	7.80	0.38	0.14	0.52	(0.64)	—	(0.64)
2005	7.68	0.38	(0.17)	0.21	(0.54)	—	(0.54)
2006	7.35	0.46	(0.04)	0.42	(0.47)	—	(0.47)
2007	7.30	0.48	(0.21)	0.27	(0.44)	(0.01)††	(0.45)
CLASS Y SHARES
2003	7.22	0.32	0.61	0.93	(0.37)	—	(0.37)
2004	7.78	0.36	0.13	0.49	(0.62)	—	(0.62)
2005	7.65	0.36	(0.16)	0.20	(0.52)	—	(0.52)
2006	7.33	0.44	(0.05)	0.39	(0.45)	—	(0.45)
2007	7.27	0.46	(0.20)	0.26	(0.42)	(0.01)††	(0.43)
BALANCED CLASS X SHARES
2003	12.58	0.27	2.19	2.46	(0.33)	—	(0.33)
2004	14.71	0.31	1.28	1.59	(0.35)	—	(0.35)
2005	15.95	0.34	0.95	1.29	(0.36)	—	(0.36)
2006	16.88	0.41	1.60	2.01	(0.44)	$(0.88)	(1.32)
2007	17.57	0.42	0.28	0.70	(0.45)	(1.42)	(1.87)
CLASS Y SHARES
2003	12.56	0.23	2.19	2.42	(0.30)	—	(0.30)
2004	14.68	0.27	1.28	1.55	(0.31)	—	(0.31)
2005	15.92	0.30	0.95	1.24	(0.32)	—	(0.32)
2006	16.84	0.37	1.59	1.96	(0.40)	(0.88)	(1.28)
2007	17.52	0.38	0.29	0.67	(0.41)	(1.42)	(1.83)

See Notes to Financial Statements

				RATIOS TO AVERAGE NET ASSETS**
FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE END OF PERIOD	TOTAL RETURN†	NET ASSETS END OF PERIOD (000'S)	EXPENSES	NET INVESTMENT INCOME	PORTFOLIO TURNOVER RATE
MONEY MARKET CLASS X SHARES
2003	$1.00	0.65%	$91,730	0.54%	0.66%	N/A
2004	1.00	0.86	67,945	0.55	0.84	N/A
2005	1.00	2.73	52,030	0.57	2.68	N/A
2006	1.00	4.59	46,731	0.58	4.56	N/A
2007	1.00	4.93	38,036	0.58	4.79	N/A
CLASS Y SHARES
2003	1.00	0.40	39,183	0.79	0.41	N/A
2004	1.00	0.61	33,468	0.80	0.59	N/A
2005	1.00	2.48	37,010	0.82	2.43	N/A
2006	1.00	4.34	74,239	0.83	4.31	N/A
2007	1.00	4.67	84,724	0.83	4.54	N/A
FLEXIBLE INCOME CLASS X SHARES
2003	7.80	13.54	53,270	0.57	4.49	258%
2004	7.68	7.00	43,658	0.69	4.96	201
2005	7.35	2.88	35,755	0.60	5.11	83
2006	7.30	5.76	29,166	0.56	6.30	52
2007	7.12	3.89	24,135	0.61	6.62	51
CLASS Y SHARES
2003	7.78	13.15	20,955	0.82	4.24	258
2004	7.65	6.61	26,927	0.94	4.71	201
2005	7.33	2.62	25,624	0.85	4.86	83
2006	7.27	5.68	25,765	0.81	6.05	52
2007	7.10	3.64	25,381	0.86	6.37	51
BALANCED CLASS X SHARES
2003	14.71	19.84	84,151	0.68	2.01	124
2004	15.95	10.93	75,517	0.69	2.04	62
2005	16.88	8.21	64,663	0.70	2.07	55
2006	17.57	12.67	54,204	0.74	2.42	45
2007	16.40	3.86	42,488	0.78	2.44	86
CLASS Y SHARES
2003	14.68	19.51	22,898	0.93	1.76	124
2004	15.92	10.68	27,308	0.94	1.79	62
2005	16.84	7.89	27,970	0.95	1.82	55
2006	17.52	12.37	30,562	0.99	2.17	45
2007	16.36	3.60	27,535	1.03	2.19	86

Morgan Stanley Select Dimensions Investment Series

Financial Highlights continued

FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME*	NET REALIZED AND UNREALIZED GAIN	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS TO SHAREHOLDERS	DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
UTILITIES CLASS X SHARES
2003	$13.16	$0.35	$2.31	$2.66	$(0.36)	—	$(0.36)
2004	15.46	0.36	3.37	3.73	(0.37)	—	(0.37)
2005	18.82	0.43	2.62	3.05	(0.44)	—	(0.44)
2006	21.43	0.46	3.88	4.34	(0.48)	—	(0.48)
2007	25.29	0.51	4.49	5.00	(0.52)	—	(0.52)
CLASS Y SHARES
2003	13.15	0.31	2.31	2.62	(0.32)	—	(0.32)
2004	15.45	0.32	3.37	3.69	(0.33)	—	(0.33)
2005	18.81	0.38	2.62	3.00	(0.39)	—	(0.39)
2006	21.42	0.40	3.87	4.27	(0.42)	—	(0.42)
2007	25.27	0.45	4.48	4.93	(0.45)	—	(0.45)
DIVIDEND GROWTH CLASS X SHARES
2003	11.83	0.24	3.00	3.24	(0.24)	—	(0.24)
2004	14.83	0.23	0.99	1.22	(0.24)	—	(0.24)
2005	15.81	0.20	0.67	0.87	(0.20)	—	(0.20)
2006	16.48	0.22	1.62	1.84	(0.23)	—	(0.23)
2007	18.09	0.22	0.55	0.77	(0.22)	—	(0.22)
CLASS Y SHARES
2003	11.81	0.20	3.01	3.21	(0.21)	—	(0.21)
2004	14.81	0.20	0.98	1.18	(0.20)	—	(0.20)
2005	15.79	0.16	0.66	0.82	(0.16)	—	(0.16)
2006	16.45	0.18	1.62	1.80	(0.18)	—	(0.18)
2007	18.07	0.17	0.55	0.72	(0.18)	—	(0.18)
EQUALLY-WEIGHTED S&P 500 CLASS X SHARES
2003	15.88	0.19	5.59	5.78	(0.21)	$(0.32)	(0.53)
2004	21.13	0.23	3.27	3.50	(0.18)	—	(0.18)
2005	24.45	0.32	1.54	1.86	(0.23)	(0.37)	(0.60)
2006	25.71	0.37	3.45	3.82	(0.34)	(1.44)	(1.78)
2007	27.75	0.41	0.20	0.61	(0.42)	(2.57)	(2.99)
CLASS Y SHARES
2003	15.79	0.15	5.56	5.71	(0.19)	(0.32)	(0.51)
2004	20.99	0.18	3.23	3.41	(0.15)	—	(0.15)
2005	24.25	0.26	1.53	1.79	(0.19)	(0.37)	(0.56)
2006	25.48	0.30	3.42	3.72	(0.29)	(1.44)	(1.73)
2007	27.47	0.34	0.19	0.53	(0.35)	(2.57)	(2.92)

See Notes to Financial Statements

				RATIOS TO AVERAGE NET ASSETS**
FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE END OF PERIOD	TOTAL RETURN†	NET ASSETS END OF PERIOD (000'S)	EXPENSES	NET INVESTMENT INCOME	PORTFOLIO TURNOVER RATE
UTILITIES CLASS X SHARES
2003	$15.46	20.47%	$63,728	0.71%	2.51%	91%
2004	18.82	24.44	63,052	0.71	2.19	29
2005	21.43	16.28	59,823	0.72	2.12	38
2006	25.29	20.50	52,892	0.74	2.02	21
2007	29.77	19.86	48,582	0.75	1.83	8
CLASS Y SHARES
2003	15.45	20.20	13,440	0.96	2.26	91
2004	18.81	24.15	15,650	0.96	1.94	29
2005	21.42	16.00	16,267	0.97	1.87	38
2006	25.27	20.17	17,495	0.99	1.77	21
2007	29.75	19.59	18,763	1.00	1.58	8
DIVIDEND GROWTH CLASS X SHARES
2003	14.83	27.73	356,056	0.66	1.85	42
2004	15.81	8.29	307,093	0.65	1.54	44
2005	16.48	5.57	249,516	0.63	1.26	38
2006	18.09	11.25	201,169	0.67	1.31	115
2007	18.64	4.27	153,676	0.67	1.18	48
CLASS Y SHARES
2003	14.81	27.48	51,527	0.91	1.60	42
2004	15.79	8.03	59,314	0.90	1.29	44
2005	16.45	5.32	56,061	0.88	1.01	38
2006	18.07	10.98	54,255	0.92	1.06	115
2007	18.61	3.95	49,021	0.92	0.93	48
EQUALLY-WEIGHTED S&P 500 CLASS X SHARES
2003	21.13	37.14	143,019	0.55	1.11	24
2004	24.45	16.65	142,320	0.50	1.07	20
2005	25.71	7.81	120,117	0.27	1.30	17
2006	27.75	15.69	103,824	0.27	1.40	17
2007	25.37	1.47	77,688	0.28	1.48	17
CLASS Y SHARES
2003	20.99	36.87	47,554	0.80	0.86	24
2004	24.25	16.33	80,900	0.75	0.82	20
2005	25.48	7.57	101,156	0.52	1.05	17
2006	27.47	15.34	112,897	0.52	1.15	17
2007	25.08	1.23	99,861	0.53	1.23	17

Morgan Stanley Select Dimensions Investment Series

Financial Highlights continued

FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)*	NET REALIZED AND UNREALIZED GAIN	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS TO SHAREHOLDERS	DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
GROWTH CLASS X SHARES
2003	$11.17	$0.03	$2.97	$3.00	$(0.01)	—	$(0.01)
2004	14.16	0.05	1.03	1.08	(0.03)	—	(0.03)
2005	15.21	0.01	2.35	2.36	(0.06)	—	(0.06)
2006	17.51	(0.01)	0.70	0.69	—	—	—
2007	18.20	0.08	3.91	3.99	—	—	—
CLASS Y SHARES
2003	11.10	(0.01)	2.96	2.95	—	—	—
2004	14.05	0.03	1.01	1.04	(0.01)	—	(0.01)
2005	15.08	(0.03)	2.32	2.29	(0.04)	—	(0.04)
2006	17.33	(0.05)	0.69	0.64	—	—	—
2007	17.97	0.03	3.86	3.89	—	—	—
FOCUS GROWTH CLASS X SHARES
2003	11.68	0.04	2.36	2.40	(0.05)	—	(0.05)
2004	14.03	0.08	1.08	1.16	(0.05)	—	(0.05)
2005	15.14	0.01	2.15	2.16	(0.11)	—	(0.11)
2006	17.19	(0.03)	0.09	0.06	0.00 #	—	0.00 #
2007	17.25	0.08	3.85	3.93	—	—	—
CLASS Y SHARES
2003	11.63	0.01	2.34	2.35	(0.02)	—	(0.02)
2004	13.96	0.05	1.06	1.11	(0.02)	—	(0.02)
2005	15.05	(0.03)	2.15	2.12	(0.07)	—	(0.07)
2006	17.10	(0.07)	0.09	0.02	—	—	—
2007	17.12	0.04	3.81	3.85	—	—	—
CAPITAL OPPORTUNITIES CLASS X SHARES
2003	5.50	(0.04)	2.33	2.29	—	—	—
2004	7.79	(0.03)	1.79	1.76	—	—	—
2005	9.55	(0.03)	2.19	2.16	—	—	—
2006	11.71	(0.04)	0.95	0.91	—	—	—
2007	12.62	0.04	2.41	2.45	—	—	—
CLASS Y SHARES
2003	5.46	(0.05)	2.31	2.26	—	—	—
2004	7.72	(0.05)	1.78	1.73	—	—	—
2005	9.45	(0.06)	2.16	2.10	—	—	—
2006	11.55	(0.07)	0.94	0.87	—	—	—
2007	12.42	0.00	2.37	2.37	—	—	—

See Notes to Financial Statements

				RATIOS TO AVERAGE NET ASSETS**
FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE END OF PERIOD	TOTAL RETURN†	NET ASSETS END OF PERIOD (000'S)	EXPENSES	NET INVESTMENT INCOME (LOSS)	PORTFOLIO TURNOVER RATE
GROWTH CLASS X SHARES
2003	$14.16	26.90%	$40,356	0.93%	0.21%	128%
2004	15.21	7.64	34,038	0.93	0.37	168
2005	17.51	15.55	31,126	0.70	0.05	83
2006	18.20	3.94	23,975	0.71	(0.04)	61
2007	22.19	21.92	21,863	0.70	0.38	55
CLASS Y SHARES
2003	14.05	26.58	6,850	1.18	(0.04)	128
2004	15.08	7.38	10,934	1.18	0.12	168
2005	17.33	15.21	21,746	0.95	(0.20)	83
2006	17.97	3.75	27,009	0.96	(0.29)	61
2007	21.86	21.58	27,644	0.95	0.13	55
FOCUS GROWTH CLASS X SHARES
2003	14.03	20.57	260,230	0.67	0.33	261
2004	15.14	8.29	212,736	0.67	0.60	134
2005	17.19	14.39	186,633	0.67	0.06	73
2006	17.25	0.37	137,081	0.69	(0.15)	98
2007	21.18	22.78	125,826	0.72	0.44	48
CLASS Y SHARES
2003	13.96	20.25	46,126	0.92	0.08	261
2004	15.05	7.96	43,269	0.92	0.35	134
2005	17.10	14.16	42,906	0.92	(0.19)	73
2006	17.12	0.12	36,895	0.94	(0.40)	98
2007	20.97	22.49	38,526	0.97	0.19	48
CAPITAL OPPORTUNITIES CLASS X SHARES
2003	7.79	41.64	25,473	0.87	(0.57)	184
2004	9.55	22.59	25,408	0.90	(0.32)	118
2005	11.71	22.62	24,087	0.89	(0.33)	87
2006	12.62	7.86	19,112	0.90	(0.32)	59
2007	15.07	19.32	17,108	0.94	0.26	57
CLASS Y SHARES
2003	7.72	41.39	11,302	1.12	(0.82)	184
2004	9.45	22.41	13,980	1.15	(0.57)	118
2005	11.55	22.22	15,897	1.14	(0.58)	87
2006	12.42	7.53	16,127	1.15	(0.57)	59
2007	14.79	19.08	18,362	1.19	0.01	57

Morgan Stanley Select Dimensions Investment Series

Financial Highlights continued

FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE BEGINNING OF PERIOD	NET INVESTMENT INCOME (LOSS)*	NET REALIZED AND UNREALIZED GAIN	TOTAL FROM INVESTMENT OPERATIONS	DIVIDENDS TO SHAREHOLDERS	DISTRIBUTIONS TO SHAREHOLDERS	TOTAL DIVIDENDS AND DISTRIBUTIONS
GLOBAL EQUITY CLASS X SHARES
2003	$10.56	$0.04	$3.62	$3.66	$(0.05)	—	$(0.05)
2004	14.17	0.09	1.06	1.15	(0.03)	—	(0.03)
2005	15.29	0.13	1.49	1.62	(0.11)	—	(0.11)
2006	16.80	0.11	3.31	3.42	(0.14)	$(1.31)	(1.45)
2007	18.77	0.11	2.81	2.92	(0.13)	(2.82)	(2.95)
CLASS Y SHARES
2003	10.50	0.01	3.60	3.61	(0.02)	—	(0.02)
2004	14.09	0.06	1.05	1.11	(0.01)	—	(0.01)
2005	15.19	0.09	1.47	1.56	(0.07)	—	(0.07)
2006	16.68	0.06	3.30	3.36	(0.10)	(1.31)	(1.41)
2007	18.63	0.07	2.78	2.85	(0.09)	(2.82)	(2.91)
DEVELOPING GROWTH CLASS X SHARES
2003	11.57	(0.03)	4.82	4.79	—	—	—
2004	16.36	(0.03)	3.68	3.65	—	—	—
2005	20.01	(0.03)	3.78	3.75	—	—	—
2006	23.76	0.12	2.40	2.52	—	—	—
2007	26.28	0.16	5.87	6.03	(0.12)	—	(0.12)
CLASS Y SHARES
2003	11.49	(0.07)	4.80	4.73	—	—	—
2004	16.22	(0.07)	3.64	3.57	—	—	—
2005	19.79	(0.08)	3.72	3.64	—	—	—
2006	23.43	0.05	2.38	2.43	—	—	—
2007	25.86	0.09	5.76	5.85	(0.04)	—	(0.04)

  *  The per share amounts were computed using an average number of shares outstanding during the period.

  **  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

  †  Calculated based on the net asset value as of the last business day of the period. Performance shown does not reflect fees and expenses imposed by your insurance company. If performance information included the effect of these additional charges, the total returns would be lower.

  #  Includes dividends of less than $0.001.

  ††  Distribution from paid-in-capital

See Notes to Financial Statements

				RATIOS TO AVERAGE NET ASSETS**
FOR THE YEAR ENDED DECEMBER 31	NET ASSET VALUE END OF PERIOD	TOTAL RETURN†	NET ASSETS END OF PERIOD (000'S)	EXPENSES	NET INVESTMENT INCOME (LOSS)	PORTFOLIO TURNOVER RATE
GLOBAL EQUITY CLASS X SHARES
2003	$14.17	34.71%	$83,607	1.08%	0.35%	72%
2004	15.29	8.17	73,290	1.11	0.64	48
2005	16.80	10.64	64,377	1.12	0.83	75
2006	18.77	21.59	60,727	1.05	0.60	42
2007	18.74	16.45	53,757	0.99	0.59	18
CLASS Y SHARES
2003	14.09	34.33	7,593	1.33	0.10	72
2004	15.19	7.89	8,399	1.36	0.39	48
2005	16.68	10.32	8,975	1.37	0.58	75
2006	18.63	21.35	10,750	1.30	0.35	42
2007	18.57	16.15	11,465	1.24	0.34	18
DEVELOPING GROWTH CLASS X SHARES
2003	16.36	41.40	53,996	0.62	(0.20)	193
2004	20.01	22.31	52,359	0.64	(0.19)	135
2005	23.76	18.69	49,116	0.63	(0.15)	102
2006	26.28	10.69	41,466	0.63	0.47	65
2007	32.19	22.94	38,069	0.67	0.54	78
CLASS Y SHARES
2003	16.22	41.17	6,798	0.87	(0.45)	193
2004	19.79	21.95	8,943	0.89	(0.44)	135
2005	23.43	18.40	10,704	0.88	(0.40)	102
2006	25.86	10.42	10,192	0.88	0.22	65
2007	31.67	22.65	12,788	0.92	0.29	78

Morgan Stanley Select Dimensions Investment Series

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Select Dimensions Investment Series:

We have audited the accompanying statements of assets and liabilities including the portfolio of investments of Morgan Stanley Select Dimensions Investment Series (the "Funds"), comprising of the Money Market, Flexible Income, Balanced (formerly Balanced Growth), Utilities, Dividend Growth, Equally-Weighted S&P 500, Growth, Focus Growth, Capital Opportunities, Global Equity and Developing Growth Portfolios, as of December 31, 2007, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the Morgan Stanley Select Dimensions Investment Series as of December 31, 2007, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
February 27, 2008

Morgan Stanley Select Dimensions Investment Series—Focus Growth Portfolio

Results of Special Shareholder Meeting (unaudited)

On August 1, 2007, a Special Meeting of Shareholders of the Focus Growth Portfolio was held to vote on the proposals set forth below and the voting results with respect to these proposals were as follows:

(1) Change the Fund's classification from a diversified fund to a non-diversified fund:

FOR	AGAINST	ABSTAIN	BNV*
6,204,850	1,003,192	1,037,229	0

(2) Removal of the words "consistent with an effort to reduce volatility" from the Fund's investment objective:

FOR	AGAINST	ABSTAIN	BNV*
6,282,376	934,680	1,028,215	0

* Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority.

Morgan Stanley Select Dimensions Investment Series

Trustee and Officer Information (unaudited)

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee
Frank L. Bowman (63) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President and Chief Executive Officer, Nuclear Energy Institute (policy organization) (since February 2005); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Insurance, Valuation and Compliance Committee (since February 2007); formerly, variously, Admiral in the U.S. Navy, Director of Naval Nuclear Propulsion Program and Deputy Administrator – Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Honorary Knight Commander of the Most Excellent Order of the British Empire.	180	Director of the National Energy Foundation, the U.S. Energy Association, the American Council for Capital Formation and the Armed Services YMCA of the USA.

Michael Bozic (67) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994	Private investor; Chairperson of the Insurance, Valuation and Compliance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and the Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	182	Director of various business organizations.

Morgan Stanley Select Dimensions Investment Series

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee
Kathleen A. Dennis (54) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	President, Cedarwood Associates (mutual fund and investment management) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	180	Director of various non-profit organizations.

Dr. Manuel H. Johnson (59) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	182	Director of NVR, Inc. (home construction); Director of Evergreen Energy.

Joseph J. Kearns (65) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Trustee	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003); CFO of the J. Paul Getty Trust.	183	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

Morgan Stanley Select Dimensions Investment Series

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee
Michael F. Klein (49) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed-Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	180	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (71) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Trustee	Chairperson of the Boards since July 2006 and Trustee since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	182	None.

Morgan Stanley Select Dimensions Investment Series

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustee**	Other Directorships Held by Independent Trustee
W. Allen Reed (60) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since August 2006	Chairperson of the Equity Sub-Commitee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	180	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.

Fergus Reid (75) c/o Lumelite Plastics Corporation 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since June 1992	Chairman of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since June 1992).	183	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by J.P. Morgan Investment Management Inc.

Morgan Stanley Select Dimensions Investment Series

Trustee and Officer Information (unaudited) continued

Interested Trustee:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Trustee**	Other Directorships Held by Interested Trustee
James F. Higgins (60) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and the Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	181	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

  *  This is the earliest date the Trustee began serving the funds advised by Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") (the "Retail Funds") or the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the "Institutional Funds").

  **  The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).

Morgan Stanley Select Dimensions Investment Series

Trustee and Officer Information (unaudited) continued

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Ronald E. Robison (69) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer	President since September 2005 and Principal Executive Officer since May 2003	President (since September 2005) and Principal Executive Officer (since May 2003) of funds in the Fund Complex; President (since September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Funds; Managing Director, Director and/or Officer of the Investment Adviser and various entities affiliated with the Investment Adviser; Director of Morgan Stanley SICAV (since May 2004). Formerly, Executive Vice President (July 2003-September 2005) of funds in the Fund Complex and the Van Kampen Funds; President and Director of the Institutional Funds (March 2001-July 2003); Chief Administrative Officer of the Investment Adviser; Chief Administrative Officer of Morgan Stanley Services Company Inc.

J. David Germany (53) Morgan Stanley Investment Management Limited 20 Bank Street Canary Wharf, London, England E14 4AD	Vice President	Since February 2006	Managing Director and (since December 2005) Chief Investment Officer – Global Fixed Income of Morgan Stanley Investment Management; Managing Director and Director of Morgan Stanley Investment Management Limited; Vice President of the Retail Funds and Institutional Funds (since February 2006).

Dennis F. Shea (54) 522 Fifth Avenue New York, NY 10036	Vice President	Since February 2006	Managing Director and (since February 2006) Chief Investment Officer – Global Equity of Morgan Stanley Investment Management; Vice President of the Retail Funds and Institutional Funds (since February 2006). Formerly, Managing Director and Director of Global Equity Research at Morgan Stanley.

Amy R. Doberman (45) 522 Fifth Avenue New York, NY 10036	Vice President	Since July 2004	Managing Director and General Counsel, U.S. Investment Management of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Investment Adviser and various entities affiliated with the Investment Adviser. Formerly, Managing Director and General Counsel – Americas, UBS Global Asset Management (July 2000-July 2004).

Carsten Otto (44) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since October 2004	Managing Director and Global Head of Compliance for Morgan Stanley Investment Management (since April 2007); and Chief Compliance Officer of Morgan Stanley Retail Funds and Institutional Funds (since October 2004). Formerly, U.S. Director of Compliance (October 2004-April 2007) and Assistant Secretary and Assistant General Counsel of the Retail Funds.

Stefanie V. Chang Yu (41) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds (since July 2002) and the Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Investment Adviser.

Morgan Stanley Select Dimensions Investment Series

Trustee and Officer Information (unaudited) continued

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Francis J. Smith (42) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Treasurer and Chief Financial Officer	Treasurer since July 2003 and Chief Financial Officer since September 2002	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Treasurer and Chief Financial Officer of the Retail Funds (since July 2003). Formerly, Vice President of the Retail Funds (September 2002-July 2003).

Mary E. Mullin (40) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary of the Retail Funds (since July 2003) and the Institutional Funds (since June 1999).

* This is the earliest date the Officer began serving the Retail Funds or Institutional Funds.

Morgan Stanley Select Dimensions Investment Series

Federal Tax Notice  ■  December 31, 2007 (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Portfolio during the taxable year ended December 31, 2007. For corporate shareholders, the following percentages of dividends paid by each Portfolio qualified for the dividends received deduction. Additionally, the following percentages of each Portfolio's dividends was attributable to qualifying U.S. Government obligations. (Please consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.)

FUND	DIVIDENDS RECEIVED DEDUCTION%	QUALIFYING U.S. GOVT. INCOME%
Money Market Portfolio	0.00%	0.50%
Flexible Income Portfolio	0.00%	9.26%
Balanced Portfolio	40.78%	10.77%
Utilities Portfolio	100.00%	0.00%
Dividend Growth Portfolio	100.00%	0.00%
Equally-Weighted S&P 500 Portfolio	99.96%	0.00%
Global Equity Portfolio	45.43%	0.00%
Developing Growth Portfolio	100.00%	0.00%

Each of the applicable Portfolios designated and paid the following amounts as a long-term capital gain distribution:

FUND	AMOUNT
Balanced Portfolio	$5,921,724
Equally-Weighted S&P 500 Portfolio	16,956,092
Global Equity Portfolio	7,304,420

During the taxable year ended December 31, 2007 Global Equity Portfolio passed through foreign tax credits of $72,494, which were derived from $785,893 of net income from sources within foreign countries. The Global Equity Portfolio also intends to pass through additional foreign tax credits of $57,397, and has derived net income from sources within foreign countries amounting to $363,467.

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Trustees
Frank L. Bowman	Joseph J. Kearns

Michael Bozic	Michael F. Klein

Kathleen A. Dennis	Michael E. Nugent

James F. Higgins	W. Allen Reed

Dr. Manuel H. Johnson	Fergus Reid

Officers
Michael E. Nugent Chairperson of the Board

Ronald E. Robison President and Principal Executive Officer

J. David Germany Vice President

Dennis F. Shea Vice President

Amy R. Doberman Vice President

Carsten Otto Chief Compliance Officer

Stefanie V. Chang Yu Vice President

Francis J. Smith Treasurer and Chief Financial Officer

Mary E. Mullin Secretary

Transfer Agent	Independent Registered Public Accounting Firm
Morgan Stanley Trust Harborside Financial Center, Plaza Two Jersey City, New Jersey 07311	Deloitte & Touche LLP Two World Financial Center New York, New York 10281

Legal Counsel	Counsel to the Independent Trustees
Clifford Chance US LLP 31 West 52nd Street New York, New York 10019	Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, New York 10036

Investment Adviser
Morgan Stanley Investment Advisors Inc. 522 Fifth Avenue New York, New York 10036

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Funds are distributed by Morgan Stanley Distributors Inc.

Morgan Stanley Distributors Inc., member FINRA.

SELDIMANN
IU08-00928P-Y/12/07

#40474

Item 2.  Code of Ethics.

(a)           The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)           No information need be disclosed pursuant to this paragraph.

(c)           Not applicable.

(d)           Not applicable.

(e)           Not applicable.

(f)

(1)           The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)           Not applicable.

(3)           Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2007

	Registrant		Covered Entities(1)
Audit Fees	$179,750		N/A

Non-Audit Fees
Audit-Related Fees		$(2)	$6,121,000	(2)
Tax Fees	$43,054	(3)	$964,000	(4)
All Other Fees		$(5)		$(5)
Total Non-Audit Fees	$43,054		$7,085,000

Total	$222,804		$7,085,000

2006

	Registrant		Covered Entities(1)
Audit Fees	$174,900		N/A

Non-Audit Fees
Audit-Related Fees	$531	(2)	$5,162,000	(2)
Tax Fees	$44,637	(3)	$1,389,000	(4)
All Other Fees		$(5)		$(5)
Total Non-Audit Fees	$45,168		$6,551,000

Total	$220,068		$6,551,000

N/A- Not applicable, as not required by Item 4.

(1)	Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.
(2)

Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.
(4)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.
(5)	All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)

This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Van Kampen Asset Management

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)      Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)           Not applicable.

(g)          See table above.

(h)          The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a)   The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph Kearns, Michael Nugent and Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

Refer to Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Select Dimensions Investment Series

/s/ Ronald E. Robison
Ronald E. Robison
Principal Executive Officer
February 15, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Ronald E. Robison
Ronald E. Robison
Principal Executive Officer
February 15, 2008

/s/ Francis Smith
Francis Smith
Principal Financial Officer
February 15, 2008